                          SUN CAPITAL ADVISERS TRUST-SM-

                          ANNUAL REPORT DECEMBER 31, 2001

                                   ---------------------------------------------
            Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers Inc.-Registered Trademark-, a member of the Sun Life Financial group of companies.

                                               Sun Capital Money Market Fund-SM-
                                      Sun Capital Investment Grade Bond Fund-SM-
                                                Sun Capital Real Estate Fund-SM-
                                                     SC-SM- Davis Financial Fund
                                                 SC-SM- Davis Venture Value Fund
                                                      SC-SM- INVESCO Energy Fund
                                             SC-SM- INVESCO Health Sciences Fund
                                                  SC-SM- INVESCO Technology Fund
                                          SC-SM- INVESCO Telecommunications Fund
                                     SC-SM- Neuberger Berman Mid Cap Growth Fund
                                      SC-SM- Neuberger Berman Mid Cap Value Fund
                                                        SC-SM- Value Equity Fund
                                                       SC-SM- Value Managed Fund
                                                       SC-SM- Value Mid Cap Fund
                                                     SC-SM- Value Small Cap Fund
                                                   SC-SM- Blue Chip Mid Cap Fund
                                                SC-SM- Investors Foundation Fund
                                                       SC-SM- Select Equity Fund

[SUN LIFE FINANCIAL LOGO]

LETTER FROM THE PRESIDENT
----------------------------------------------------------------------

Dear Contractholders,

    We are pleased to provide you with the 2001 annual report for Sun Capital Advisers Trust. The report that follows includes current portfolio holdings and performance histories as well as the strategy and outlook for each of the eighteen funds of Sun Capital Advisers Trust.

    A significant change to Sun Capital Advisers Trust in 2001 was the addition of six new funds, four subadvised by INVESCO Funds Group, Inc. and two subadvised by Neuberger Berman Management, Inc. The SC INVESCO Energy, SC INVESCO Health Sciences, SC INVESCO Technology, SC INVESCO Telecommunications, SC Neuberger Berman Mid Cap Growth and SC Neuberger Berman Mid Cap Value Funds commenced operations on May 1, 2001.

    While the past year has been a difficult one for both the financial markets and the nation, we look forward in 2002 to meeting the investment challenge created during a tumultuous 2001. As always, we appreciate your participation in the Sun Capital Advisers Trust and look forward to serving your investment needs now and in the future.

Respectfully,

/s/ James M.A. Anderson
James M.A. Anderson
President

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 MONEY MARKET FUND

For the year ended December 31, 2001, the total return of the Money Market Fund was 3.59%, compared to 4.42% for the Merrill Lynch three-month U.S. Treasury Bill Index.

At December 31, 2001, the Fund had net assets of $116.9 million, compared to $41.3 million a year earlier. The Fund had a seven-day yield of 1.43% and an average maturity of 42 days. The portfolio was 81% invested in highly rated commercial paper, 14% in U.S. Government and agency discount securities and 5% in other short-term instruments.

The Federal Open Market Committee (FOMC) of the Federal Reserve Board started the year with the Federal Funds rate at 6.50%. The FOMC, concerned about a weakening economy, began a year long easing cycle in January. Following the events of September 11th the FOMC continued this trend and by year-end had lowered the target rate for Federal Funds 11 times, by a cumulative 475 basis points. The FOMC continues to use language indicating an easing bias. The Federal Funds rate at year end was 1.75% and the Discount rate was 1.25%. Three-month Treasury bills started the year at the high at 5.32%, reached their low in mid-December at 1.69%, and closed the year at 1.71%. The spread on 90-day commercial paper over Treasury bills fluctuated between 1 and 80 basis points during the year. Commercial paper issuers were reluctant to issue longer-term paper in late December due to uncertainty over further Federal Reserve Rate activity, despite the fact that economic activity seemed to be recovering.

Given that further significant rate cuts seem unlikely, with perhaps one more easing move by the FOMC in this cycle, our current strategy is to maintain a shorter average maturity than usual in anticipation of rate increases during the year as the economy modestly rebounds.

TOP TEN ISSUERS
AT DECEMBER 31, 2001
-------------------------------------------------------------------
                                                    % OF NET ASSETS
                                                    ---------------
Federal National Mortgage Association                    6.8%
Toyota Credit de Puerto Rico                             4.0%
International Business Machines Corp. (IBM)              4.0%
Province of Ontario                                      4.0%
Government of Canada                                     3.8%
Kraft Foods, Inc.                                        3.4%
John Deere Capital Corp.                                 3.2%
Export Development Corp.                                 3.2%
Duke Energy Corp                                         3.2%
United Parcel Service, Inc.                              3.1%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONEY MARKET FUND AND THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MONEY        MERRILL LYNCH
              MARKET FUND  3-MONTH T-BILL INDEX
Dec 7, 1998       $10,000               $10,000
Dec 31, 1998      $10,031               $10,030
Mar 31, 1999      $10,138               $10,136
Jun 30, 1999      $10,246               $10,255
Sep 30, 1999      $10,363               $10,385
Dec 31, 1999      $10,495               $10,513
Mar 31, 2000      $10,635               $10,660
Jun 30, 2000      $10,785               $10,822
Sep 30, 2000      $10,949               $10,985
Dec 31, 2000      $11,114               $11,164
Mar 31, 2001      $11,257               $11,332
Jun 30, 2001      $11,368               $11,459
Sep 30, 2001      $11,457               $11,583
Dec 31, 2001      $11,513               $11,657

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                                   LIFE OF
                                ONE YEAR  TWO YEARS  THREE YEARS   FUND***
                                --------  ---------  -----------  ---------
Money Market Fund.............    3.59%      4.73%        4.70%      4.70%
Merrill Lynch 3-month U.S.
  T-Bill Index................    4.42%      5.30%        5.15%      5.13%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTMENT GRADE BOND FUND

The Investment Grade Bond Fund returned 7.21% for the year ended December 31, 2001. The Fund return was below the 8.44% return for the Lehman Brothers Aggregate Bond Index (Lehman Aggregate). In spite of strong relative Fund returns, most recently in the fourth quarter and also during the first half of the year, poor relative returns experienced during the third quarter, after the tragic events of September 11, overwhelmed annual performance.

This broadly diversified Fund seeks value-added from the non-Treasury sectors of the bond market. Throughout the past year we carried a higher percentage weighting in the Corporate bond sector than the Lehman Aggregate, and possibly more so than our peers. This also included a modest exposure (7% at year-end) to the below investment grade market, which had lower returns than the investment grade arena. The economic recovery never materialized during 2001 and, as we now know, the economy has "officially" been in recession since March.

Our Fund is broadly diversified among individual Corporate credits. Returns were negatively impacted by underperformance from our telecommunications sector exposure. Our modest exposure to the gaming, hotel, and secured aircraft areas saw much weaker valuations in the aftermath of September 11. Generally, other market sectors rallied to fill the void, but returns from our second largest sector exposure (mortgages) were unable to keep pace with Treasury sector performance as the significant decline in short and intermediate-term interest rates led to significant refinance activity by homeowners and lowered valuations in that sector. At year-end, the portfolio had a 38.9% weighting in the corporate credit sector compared to 26.8% for the Lehman Aggregate. Mortgages comprised 36.7% of the portfolio, versus 35.4% for the Index.

Looking back, 2001 was a challenging year both before and after the events of September. The Federal Reserve had been responding to a lethargic economy since January, when they began lowering the targeted Federal Funds rate from 6.5%. The stock market had been weak most of the year and the debt markets were plagued with high volatility. During the fourth quarter, the economy and capital markets began to regroup and attempt recovery from the shock of September 11 and earlier weakness. Additional support came from the Federal Reserve, which continued lowering the targeted Federal Funds rate in each of the last three months, ending the year at 1.75%.

Encouraging signs have emerged during the past three months. Fixed-income investors took their cue from the stock market and began to discount a stronger economy. As we began to see during the fourth quarter, this should continue to benefit the relative performance of the Fund.

As 2002 begins, the consensus expectation is calling for an economic recovery, ending the recession that began last March. However, after a strong 2001, the housing market is expected to be stable at best as recent unemployment rate increases limit strengthening in the sector. If the corporate sector must lead the recovery, capital spending must pick up from their current weak levels. The major economies around the globe are also weak, and we face the difficulty of measuring costs of the "security tax", which continues to hurt the (air) travel and leisure sectors and marginally reduce efficiencies in many manufacturing sectors.

We anticipate an anemic recovery and a Federal Reserve reluctant to prematurely begin increasing interest rates. Our outlook for 2002 is for some increase in short-term rates and fairly stable longer-term interest rates. We also expect improving valuations in the non-Treasury sectors as corporations continue recent efforts to improve their balance sheets and lower expected interest rate volatility aids the mortgage market.

TOP TEN BOND ISSUERS                                       TOP FIVE BOND SECTORS
AT DECEMBER 31, 2001                                       AT DECEMBER 31, 2001
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
Federal National Mortgage Assn.                16.2%         U.S. Govt. & Agency Obligations         45.4%
Federal Home Loan Mortgage                     14.2%         Telecommunications                       5.3%
U.S. Treasury Bonds and Notes                   7.9%         Electric Utilities                       5.2%
Government National Mortgage Assn.              6.3%         Broadcasting /Media                      5.0%
American Express Credit Account Trust           1.5%         Oil                                      3.6%
General Motors Acceptance Corp.                 1.4%
Continental Cablevision, Inc.                   1.3%
Nova Chemicals Ltd.                             1.2%
Time Warner Entertainment Company               1.2%
Pemex Finance Ltd.                              1.2%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          LEHMAN BROTHERS AGGREGATE
              INVESTMENT GRADE BOND FUND         BOND INDEX
Dec 7, 1998                      $10,000                    $10,000
Dec 31, 1998                     $10,004                    $10,025
Mar 31, 1999                     $10,045                     $9,975
Jun 30, 1999                      $9,956                     $9,888
Sep 30, 1999                      $9,963                     $9,955
Dec 31, 1999                      $9,948                     $9,943
Mar 31, 2000                     $10,120                    $10,162
Jun 30, 2000                     $10,291                    $10,338
Sep 30, 2000                     $10,591                    $10,651
Dec 31, 2000                     $10,929                    $11,099
Mar 31, 2001                     $11,278                    $11,435
Jun 30, 2001                     $11,351                    $11,499
Sep 30, 2001                     $11,656                    $12,031
Dec 31, 2001                     $11,717                    $12,037

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                                   LIFE OF
                                ONE YEAR  TWO YEARS  THREE YEARS   FUND***
                                --------  ---------  -----------  ---------
Investment Grade Bond Fund....    7.21%      8.53%        5.41%      5.30%
Lehman Brothers Aggregate Bond
  Index.......................    8.44%     10.02%        6.28%      6.15%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 REAL ESTATE FUND

For the year ended December 31, 2001, the Fund had a total return of 12.58%, compared to 12.83% for the Morgan Stanley REIT Index.

Several of the Fund's holdings outperformed both the Index and their property-type peers for the year, including Developers Diversified (Strip Centers), Macerich (Regional Malls), IRT Properties (Strip Centers), CBL & Associates (Regional Malls), Mack-Cali (Office), SL Green (Office), and Highwoods (Office). The Fund's performance was hurt primarily by the underperformance of Equity Office Properties (Office), Apartment Investment & Management (Apartments), Avalon Bay (Apartments), and First Industrial (Industrial).

The Morgan Stanley REIT Index outperformed the total return of the other major stock market indices, including the Dow Jones Industrials, S&P 500, and NASDAQ, for the year. For the latest quarter, the Morgan Stanley REIT Index underperformed the total return of the other major stock market indices, as investors largely ignored defensive stocks in an attempt to position their portfolios for a rebound in the economy. Similar to 2000, "value" investments were most popular in 2001. High dividend yielding stocks and stocks with low valuations were in favor, as evidenced by the outperformance of REITs and The Russell 2000 Value Index again in 2001 compared to the other major indices. Also, REITs with small equity market capitalizations (less than $2 billion) did exceptionally well in 2001. In fact, of the 104 REITs in the Morgan Stanely REIT Index at the end of 2001, the 87 small capitalization REITs, which make up roughly 50% of the total capitalization of the Index, had an equal-weighted total return of about 23%. The 17 REITs with equity market capitalizations greater than $2 billion had an equal-weighted total return of about 9%. On an equal-weighted total return basis, those REITs with dividend yields above the average 6.8% yield for the Index had a return of about 27%, well above the return of the average REIT.

Underlying real estate fundamentals, which tend to lag the economy, are not as strong as they were a year ago due to increasing vacancy rates and lower lease rates. However, relatively restrained supply growth during the latest cycle could prevent fundamentals from deteriorating meaningfully from these levels.

The best performing property types in the REIT market for the year included Self Storage, Triple Net Lease, Outlet Centers, Strip Centers, and Regional Malls. The laggard property types for the year included Hotels, Office, Industrial, Mixed Office/Industrial, Apartments, Manufactured Homes, and Diversified.

We remain focused on property types that can still produce predictable earnings growth in a challenging real estate environment. While the slow economy has impacted markets across the country, we have emphasized REITs with management teams that have a history of creating value and those that operate in markets and sectors that are least susceptible to new development and irrational competition. In 2002, REITs that prudently shaped their portfolios for internal growth should outperform those that typically rely on acquisitions and new development for earnings growth.

We have positioned our Fund to do well in the current economic environment. Sectors in which we have an overweight position are Regional Malls, Strip Centers, and Apartments. We currently have no exposure to the Hotel sector. The Hotel sector, which was significantly impacted by the terrorist attacks, has seen some improvement in occupancies and room rates, and stock performance, but the elimination of dividends by most of the sector's major operators indicates that earnings are not expected to recover in the foreseeable future. We are also paying attention to the impact that a speedy economic recovery may have on the REIT industry. For example, we remain overweight the Apartment sector because its shorter lease terms should allow it to quickly capture higher rental rates when they begin to rise. Further, we think that by emphasizing apartment REITs, like Avalon Bay, that focus on high barrier to entry markets, such as Boston, San Francisco, and Washington, D.C., the risk of overbuilding is limited. The overweight in the Apartment sector is complemented by overweight in the more predictable and defensive Strip Center and Regional Mall sectors. The Strip Center and Regional Mall sectors have long leases and limited development exposure, which should help the REITs continue to deliver predictable earnings growth.

Despite outperforming the S&P 500 for the last two years, we still think that REITs offer excellent values. We look for total returns to exceed the dividend yield again in 2002, which should compare favorably with returns available in the broader equity and debt markets.

TOP TEN EQUITY HOLDINGS                                    TOP FIVE PROPERTY TYPES
AT DECEMBER 31, 2001                                       AT DECEMBER 31, 2001
---------------------------------------------------------  ----------------------------------------------------
                                          % OF NET ASSETS                                       % OF NET ASSETS
                                          ---------------                                       ---------------
Equity Office Properties Trust                 10.0%         Office                                  25.0%
SL Green Realty Corp.                           6.7%         Apartments                              23.9%
Apartment Investment & Management Co.           6.2%         Regional Malls                          13.2%
AvalonBay Communities, Inc.                     5.8%         Shopping Centers                        12.4%
Public Storage, Inc.                            5.1%         Warehouse & Industrial                  10.0%
Mark-Cali Realty Corp.                          4.7%
Reckson Associates Realty Corp.                 4.5%
Equity Residential Properties Trust             4.4%
CBL & Associates Properties, Inc.               4.3%
CenterPoint Properties Corp.                    4.2%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND AND THE MORGAN STANLEY REIT INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                MORGAN STANLEY
              REAL ESTATE FUND    REIT INDEX
Dec 7, 1998            $10,000         $10,000
Dec 31, 1998            $9,929          $9,774
Mar 31, 1999            $9,365          $9,303
Jun 30, 1999           $10,383         $10,226
Sep 30, 1999            $9,536          $9,398
Dec 31, 1999            $9,534          $9,330
Mar 31, 2000            $9,929          $9,577
Jun 30, 2000           $11,123         $10,571
Sep 30, 2000           $11,987         $11,396
Dec 31, 2000           $12,518         $11,887
Mar 31, 2001           $12,217         $11,829
Jun 30, 2001           $13,556         $13,121
Sep 30, 2001           $13,612         $12,780
Dec 31, 2001           $14,092         $13,411

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                                   LIFE OF
                                ONE YEAR  TWO YEARS  THREE YEARS   FUND***
                                --------  ---------  -----------  ---------
Real Estate Fund..............   12.58%     21.58%       12.38%     11.83%
Morgan Stanley REIT Index.....   12.83%     19.62%       10.95%     10.02%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The Morgan Stanley REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS FINANCIAL FUND (SUBADVISED BY DAVIS SELECTED ADVISERS, L.P.)

For the year ending December 31, 2001, the Davis Financial Fund returned -6.57%, while its benchmark, the Standard & Poor's 500 Stock Index, returned -11.89% for the same time period. Davis maintains a long-term outlook for each of the stocks and businesses selected for the Davis Financial Fund.

2001 was a challenging year for equity investors. Throughout the year, stock market prices were volatile as a result of uncertainty surrounding the near-term direction and health of the U.S. economy, as well as fear provoked by the tragic events of September 11th. However, in the fourth quarter, the U.S. stock market recovered some of its losses from previous quarters in spite of U.S. military action overseas and the notable financial failure of Enron, one of America's largest energy companies.

During the year, the Davis Financial Fund benefited from strong performance of several high quality financial companies among its top holdings. Although performance for the year was negative, the Fund significantly outperformed the broader equity markets. The positions that performed well in 2001 tended to be shares of companies whose strong financial positions allow them to better weather difficult economic periods or companies whose shares were poised to recover from declines in the previous year. Interestingly, these strong performers represented a diverse selection of companies. These companies included Moody's Corp., Progressive Corp., Transatlantic Holdings, Inc., First Data Corp., and Household International, Inc. The many positive contributors could not, however, offset the declines in other positions at various times throughout the year, most notably the Fund's positions in American Express, Stilwell Financial, and Providian Financial.

The Fund has maintained a marginal allocation to companies outside the financial sector, including capital goods, consumer goods, and technology companies. Several of our non-financial holdings including Tyco International, Costco Wholesale, and Sealed Air have helped overall performance this year, however, with the continued volatility and poor performance among tech stocks during the period, our few technology positions within the Davis Financial Fund did not contribute to positive performance. For instance, Tellabs bounced back in the final months of the year, but still detracted from performance during the period. While the Fund adheres to its mandate of investment in financial companies, we hope that the few non-financial positions in the portfolio will benefit shareholders over the long term.

We remain invested in a diversity of companies across the financial sector from global reinsurance firms such as Transatlantic Holdings, Inc., to diversified financials such as American Express Co. and Citigroup, Inc. While the particular market niche or business model of these companies may be very different, they are all alike in that we have a high degree of confidence in the quality of their managements and their long-term prospects for earnings growth.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
American Express Co.                       4.7%         Financial Services                      18.8%
TransAtlantic Holdings, Inc                4.7%         Insurance                               18.3%
Phillip Morris Co., Inc.                   4.6%         Investment Firm                          9.8%
Tyco International, Inc.                   4.5%         Banking S&L                              8.2%
Costco Wholesale Corp.                     4.4%         Consumer Products                        4.5%
Moody's Corp.                              4.4%
Lexmark International, Inc.                4.0%
Julius Baer Holding Ltd.                   4.0%
The New Dun & Bradstreet Corp.             3.9%
First Data Corp.                           3.8%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS FINANCIAL FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       S&P
              DAVIS FINANCIAL FUND  500 INDEX
Jul 17, 2000               $10,000    $10,000
Jul 31, 2000               $10,010     $9,478
Aug 31, 2000               $10,880    $10,067
Sep 30, 2000               $10,930     $9,535
Oct 31, 2000               $10,930     $9,495
Nov 30, 2000               $10,390     $8,747
Dec 31, 2000               $11,339     $8,790
Mar 31, 2001               $10,157     $7,747
Jun 30, 2001               $11,069     $8,206
Sep 30, 2001                $9,503     $6,999
Dec 31, 2001               $10,594     $7,752

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                               LIFE OF
                                             ONE YEAR          FUND***
                                          ---------------  ---------------
Davis Financial Fund....................           -6.57%            4.03%
S&P 500 Index...........................          -11.89%          -16.12%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Financial Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS VENTURE VALUE FUND (SUBADVISED BY DAVIS SELECTED ADVISERS, L.P.)

For the year ending December 31, 2001, the Davis Venture Value Fund returned -10.61%, while its benchmark, the Standard & Poor's 500 Stock Index, returned -11.89% for the same time period. Davis maintains a long-term outlook for each of the stocks and businesses selected for the Davis Venture Value Fund.

2001 was a challenging year for equity investors. Throughout the year, stock market prices were volatile as a result of uncertainty surrounding the near-term direction and health of the U.S. economy, as well as fear provoked by the tragic events of September 11th. However, in the fourth quarter, the U.S. stock market recovered some of its losses from previous quarters in spite of U.S. military action overseas and the notable financial failure of Enron, one of America's largest energy companies.

The Davis Venture Value Fund has maintained long-term strategic investments in financial, capital goods, consumer cyclical, and select pharmaceutical companies. These allocations reflect long-term investment themes, based on the strong influences of demographic trends, globalization, consolidation, and business capital spending trends. Our allocation to technology, by contrast, decreased in 2001 as a result of active paring and declines in technology shares. Over the course of the year, we added to and trimmed positions in the healthcare sector tactically as valuation and fundamentals dictated. It is important to recognize that we have chosen to maintain exposures to businesses that we believe will fare better over full market cycles rather than attempt to rotate from sector to sector in the short-term.

Although performance for the year was negative, in-line with the broader equity markets, some positions performed well in 2001. These tended to be shares of companies whose strong financial positions allow them to better weather difficult economic periods or companies whose shares were poised to recover from declines in the previous year. These companies included Progressive Corp., Tyco International Ltd., Sealed Air Corp., Costco Wholesale Corp., and Transatlantic Holdings, Inc. The many positive contributors could not, however, offset the declines in other positions at various times throughout the year, primarily in the pharmaceuticals and the telecommunications area, including Bristol Myers, Merck, Tellabs and Lucent.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Tyco International Ltd.                    7.8%         Financial Services                      16.0%
American Express Co.                       5.9%         Insurance                               10.3%
Citigroup, Inc.                            4.3%         Manufacturing                            9.0%
Household International, Inc.              4.0%         Banking S&L                              8.2%
Phillip Morris Cos., Inc.                  4.0%         Pharmaceuticals                          7.1%
American International Group, Inc.         3.7%
Berkshire Hathaway, Inc.                   3.5%
Merck & Co.                                3.5%
Costco Wholesale Corp.                     3.0%
Wells Fargo & Co.                          3.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS VENTURE VALUE FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           S&P
              DAVIS VENTURE VALUE FUND  500 INDEX
Jul 17, 2000                   $10,000    $10,000
Jul 31, 2000                    $9,640     $9,478
Aug 31, 2000                   $10,220    $10,067
Sep 30, 2000                    $9,770     $9,535
Oct 31, 2000                    $9,790     $9,495
Nov 30, 2000                    $9,300     $8,747
Dec 31, 2000                    $9,858     $8,790
Mar 31, 2001                    $8,885     $7,747
Jun 30, 2001                    $9,156     $8,206
Sep 30, 2001                    $7,943     $6,999
Dec 31, 2001                    $8,812     $7,752

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                               LIFE OF
                                             ONE YEAR          FUND***
                                          ---------------  ---------------
Davis Venture Value Fund................          -10.61%           -8.30%
S&P 500 Index...........................          -11.89%          -16.12%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO ENERGY FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

Since inception on May 1, 2001 through December 31, 2001, the INVESCO Energy Fund returned -14.18%, underperforming the S&P 500 Index, which returned -7.24% over the same period.

The energy sector, along with most other areas of the stock market, experienced setbacks during the second half of the year that negatively affected returns. In July and August, inventories continued to build up, causing oil and natural gas prices to drop sharply. And September, the month of the terrorist attacks on the World Trade Center and the Pentagon, brought a new bout of volatility as investors considered the effects of the attacks on a slowing domestic economy and the potential for a global recession.

During the fourth quarter, declining oil production and expectations for an economic recovery prompted investors to bid energy shares higher. Despite tensions between OPEC and Russia, and the Enron collapse, energy stocks were able to finish the year on a positive note, with energy issues far outpacing the broad market during the fourth quarter.

Although we will continue to exercise caution in analyzing the near-term market for energy, we remain bullish about the long-term outlook, since the underlying dynamics driving energy prices and industry earnings have not changed. There is simply not enough refinery or natural gas capacity to meet demand.

Just 15 years ago, the world consumed 58 million barrels of crude oil per day. In 2001, we used an average of slightly less than 77 million barrels per day -- more than ever before. Excess capacity is currently at 4% versus 25% 15 years ago. Any supply disruption caused by military action in the Middle East would have a profound effect on the price of oil.

Meanwhile, from a longer-term perspective, demand for natural gas is even more pressing. Consumption in the U.S. alone has increased more than 50% over the past 10 years. California's dilemma, of course, has been an especially prominent example of this. Even though natural gas inventories are full as we enter the winter months, the long-term growth drivers for natural gas demand are still in place.

Consequently, we believe that the energy industry is entering a multiyear cycle of capacity expansion -- one that will provide ample opportunities for a variety of firms represented in the Fund going forward.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Kinder Morgan, Inc.                        6.3%         Oil Gas-Exploration & Production        28.9%
Murphy Oil Corp.                           5.0%         Integrated Oil & Gas                    21.3%
Gulf Indonesia Resources Ltd.              4.8%         Natural Gas                             12.3%
El Paso Corp.                              4.3%         Oil & Gas Equipment & Services          11.1%
Phillips Petroleum Co.                     4.0%         Electric Utilities                       4.3%
Pioneer National Resources Co.             3.6%
Exxon Mobil Corp.                          3.5%
Kerr-McGee Corp.                           3.3%
Apache Corp.                               3.1%
Chevron Texaco Corp.                       2.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO ENERGY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INVESCO       S&P
              ENERGY FUND  500 INDEX
May 1, 2001       $10,000    $10,000
Jun 30, 2001       $9,190     $9,822
Sep 30, 2001       $7,680     $8,381
Dec 31, 2001       $8,582     $9,276

CUMULATIVE TOTAL RETURNS**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
INVESCO Energy Fund...............................          -14.18%
S&P 500 Index.....................................           -7.24%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Energy Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO HEALTH SCIENCES FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

Since inception on May 1, 2001 through December 31, 2001, the INVESCO Health Sciences Fund returned 2.40%, outperforming the -7.24% return of the S&P 500 Index over the same period.

Key holdings in the Fund detracting from performance included Pfizer Inc (-7.02%), a large, diversified pharmaceutical company, and Genentech Inc (-0.46%), one of our biotechnology positions. Pfizer -- in spite of having one of the industry's highest growth rates, a strong portfolio of existing products, and a promising pipeline of drugs under development -- was unable to rise above the generally unfavorable conditions. The company's stock was also hindered in the fourth quarter by an earnings warning from influential bellwether Merck & Co (not a Fund holding). And while Genentech announced promising data on its colorectal cancer drug Avastin during the period, it essentially traded sideways throughout the period.

Conversely, many of the Fund's largest holdings weathered the challenging year and even edged higher. Stalwart Johnson & Johnson (+22.44%), a top fund holding at year end, was a consistent performer thanks to its strong fundamentals and classic defensive posture. We were also pleased with our "specialty pharmaceuticals" holdings -- smaller health care firms that either create and market a tighter range of targeted drugs or specialize in producing generic versions of popular medications.

Against the year's volatile backdrop, the health care sector saw investors vacillate among a range of sub-sectors -- most notably pharmaceutical and biotechnology stocks. The former fared better in the first and third quarters of the year, when defensive investments were favored for their relative stability. Yet in the second and fourth quarters, investors turned their attention to higher-beta stocks, focusing on the biotechnology sector's growth prospects. Unfortunately, however, worries over corporate profitability and economic stability never quite receded, resulting in a down year for the sector.

As we look ahead, we are optimistic that powerful trends in the health care industry, such as the aging of the baby boomers and the advent of new medical technologies, will continue to drive our holdings' long-term performance. We also remain committed to our bottom-up approach, and will continue targeting health care companies with products and fundamentals strong enough to precipitate gains in market share.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Johnson & Johnson                          6.1%         Pharmaceuticals                         54.8%
Pfizer, Inc.                               5.8%         Biotechnology                           25.1%
AmerisourceBergen Corp.                    5.3%         Health Care Equipment                   12.7%
Forest Laboratories, Inc.                  4.8%         Health Care Facilities                   3.0%
Abbot Labs                                 4.5%         Managed Health Care                      0.8%
Guidant Corp.                              4.0%
St. Jude Medical, Inc.                     3.9%
Amgen, Inc.                                3.8%
IDEC Pharmaceuticals Corp.                 3.7%
Genetech, Inc.                             3.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO HEALTH SCIENCES FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    INVESCO            S&P
              HEALTH SCIENCES FUND  500 INDEX
May 1, 2001                $10,000    $10,000
Jun 30, 2001               $10,310     $9,822
Sep 30, 2001                $9,640     $8,381
Dec 31, 2001               $10,240     $9,276

CUMULATIVE TOTAL RETURNS**

                                                       LIFE OF
                                                       FUND***
                                                    --------------
INVESCO Health Sciences Fund......................           2.40%
S&P 500 Index.....................................          -7.24%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Health Sciences Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO TECHNOLOGY FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

Since inception on May 1, 2001 through December 31, 2001, the INVESCO Technology Fund lost significant ground, returning -28.50%. These results significantly underperformed the drop in the S&P 500 Index of -7.24% as well as the decline in the Nasdaq Composite Index of -7.84%, an index that is more heavily weighted toward technology stocks.

The Fund's lackluster results were mainly attributable to our focus on high-quality industry leaders, whose higher valuations made them victims of the sharp sell-off. Although our commitment to owning market leaders hampered the Fund in a down year, we expect these top companies to be rewarded once conditions improve for the tech sector. Specifically, our exposure to the software sub-sector held us back for the majority of the year, though we believe that software firms will be among the first to recover once demand from corporations strengthens.

Another key sub-sector emphasized in the fund in 2001 was semiconductors -- an area that also struggled in spite of its compelling long-term growth prospects. We finished the year with our largest allocations going toward software and semiconductor companies, but maintained a healthy diversification across the various technology sub-sectors. At the same time, throughout the year we continued to add to the larger-cap technology growth names, in keeping with our thesis that high-quality firms are generally the first to rally during an upturn in the tech sector.

As the year progressed, the technology sector was impeded by report after report that business was slowing and unwanted inventories were building up in the face of poor economic conditions. With investors already feeling risk averse and technology stocks having endured a sharp valuation correction during 2000, the market did not react well to the bad news, and technology stocks continued their declines. This uncertainty cast a shadow over the entire technology area, and, unfortunately, the market's tech-led rebound in the fourth quarter was not enough to offset the troubles encountered in the previous nine months.

Looking ahead, while the fundamental picture is clearly improving, technology stock valuations are still somewhat high, and we wouldn't be surprised to see a pullback or continued consolidation in the sector. That said, we believe that declines will be relatively benign and short-lived, and we are expecting conditions to improve significantly for the tech sector as the New Year progresses. The combination of extremely low interest rates, favorable fiscal policy, corporate downsizing, and inventory reductions has resulted in a foundation that should help lift technology companies' earnings in 2002.

While the market is clearly anticipating a recovery, we believe that it is underestimating the leverage and earnings improvement that technology stocks will experience once the economy starts to turn. With this in mind, we continue to overweight those sub-sectors with marked economic leverage, such as semiconductors and contract manufacturing. In addition, we remain convinced that the larger growth companies will benefit most during a recovery. Therefore, we will continue to target those technology firms leading their respective markets.

TOP TEN EQUITY HOLDINGS                              TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                 AT DECEMBER 31, 2001
---------------------------------------------------- ---------------------------------------------------------
                                     % OF NET ASSETS                                           % OF NET ASSETS
                                     ---------------                                           ---------------
Flextronics International Ltd.             3.0%        Semiconductors                               23.6%
Microchip Technology, Inc.                 2.8%        Application Software                         11.9%
Maxim Integrated Products, Inc.            2.3%        Electrical Equipment & Instruments            9.0%
Celestica, Inc.                            2.2%        Systems Software                              6.9%
Polycom, Inc.                              2.1%        Telecommunications Equipment                  6.8%
First Data Corp.                           1.9%
Linear Technology Corp.                    1.9%
Cisco Systems, Inc.                        1.8%
Microsoft Corp.                            1.8%
VERITAS Software Corp.                     1.7%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO TECHNOLOGY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  INVESCO         S&P
              TECHNOLOGY FUND  500 INDEX
May 1, 2001           $10,000    $10,000
Jun 30, 2001           $8,740     $9,822
Sep 30, 2001           $5,240     $8,381
Dec 31, 2001           $7,150     $9,276

CUMULATIVE TOTAL RETURNS**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
INVESCO Technology Fund...........................          -28.50%
S&P 500 Index.....................................           -7.24%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Technology Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO TELECOMMUNICATIONS FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

Since inception on May 1, 2001 through December 31, 2001, the INVESCO Telecommunications Fund returned -44.30%, underperforming the S&P 500 Index's return of -7.24%.

All in all, there were few bright spots in the sector during 2001 as regional Bell operating companies, competitive local exchange carriers, wireless service providers and equipment makers all declined to varying degrees. Even the strong performance by individual standouts, such as BEA Systems (+31.62%), an infrastructure software company, and Ericsson (+45.40%), could not offset the broad-based declines.

The telecommunications sector endured another year of poor performance, as the economic recession, which officially started in the second quarter, impacted the group's fundamental progress perhaps more adversely than any other sector. The economic downturn not only hurt many companies' revenues, but also forced them to reconsider their budgets. In many cases, telecommunications spending was cut, which spurred a downturn in demand that caught equipment companies off guard. Consequently, extreme inventory excesses plagued the equipment group for most of the period. Meanwhile, poor equity market performance during 2001 had many investors feeling risk averse. As a result, alternative telecommunication service providers could not receive the funding required to advance their business plans or to complete the construction of their networks, which further depressed demand for equipment.

We remain confident that the economy will improve during the next year. Furthermore, we fully expect the market to begin to discount the recovery before it actually materializes. The anticipated economic recovery should benefit all telecommunications sectors, as it would likely lead to a spike in voice and data traffic. Interestingly, Internet portal Yahoo! reported that its online holiday retail sales surged 86% over last year. Although this variety of traffic does not consume a large amount of capacity on broadband networks, it might indicate that consumers are increasingly incorporating the Internet into their daily routines. If this is true, then it seems likely that other data-consuming applications will also be embraced.

Developments such as these continue to make us optimistic about the telecom sector's potential. And if we see, as we expect, corporate capital expenditures on telecommunications equipment improve in the coming year, 2002 should see more encouraging performance.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Time Warner Telecom, Inc.                  4.2%         Integrated Telecommunication
Liberty Media Corp.                        3.5%         Services                                20.2%
Allegiance Telecom, Inc.                   3.5%         Wireless Telecommunication
Flextronics International Ltd.             2.8%         Services                                11.9%
Cisco Systems, Inc.                        2.4%         Telecommunications Equipment            11.9%
Celestica, Inc.                            2.3%         Networking Equipment                     5.3%
Qualcom, Inc.                              2.2%         Alternative Carriers                     5.3%
Verizon Communications, Inc.               2.0%
Vodafone Group                             2.0%
UTStarcom, Inc.                            1.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO TELECOMMUNICATIONS FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      INVESCO             S&P
              TELECOMMUNICATIONS FUND  500 INDEX
May 1, 2001                   $10,000    $10,000
Jun 30, 2001                   $7,860     $9,822
Sep 30, 2001                   $4,680     $8,381
Dec 31, 2001                   $5,570     $9,276

CUMULATIVE TOTAL RETURNS**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
INVESCO Telecommunications Fund...................          -44.30%
S&P 500 Index.....................................           -7.24%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Telecommunications Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP GROWTH FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

Since inception on May 1, 2001, the Neuberger Berman Mid Cap Growth Fund has returned -12.50% while the S&P MidCap 400/Barra Growth Index returned -0.95%. The Fund's absolute decline and underperformance versus the index is most attributable to the Information Technology sector. The Energy and Consumer Discretionary sectors also had negative impacts on Fund's total return, while the Health Care and Financial sectors made positive contributions to return.

While the Fund was similarly weighted to the index in Information Technology (the heaviest sector in both the portfolio and index), Fund holdings suffered larger declines than index sector components and accounted for a large portion of Fund underperformance. In general, many tech stocks suffered large declines during 2001 after years of strong returns. As the economy began to slow and demand declined, capital spending and inventory excesses of past years weakened the sector; as corporate earnings growth prospects dimmed with the slowdown, significant downward pressure was placed on the prices of stocks, especially those with higher valuations. A strong fourth quarter was not sufficient to erase earlier losses. The largest three detractors within the Fund over the since-inception period were tech stocks unable to escape the pressure including Sonus Networks, Rational Software and Waters Corp.

While the Fund's Energy stocks held up better than those in the index, they nonetheless declined due to the negative effects of the economic slowdown. The slowdown created an unfavorable supply/demand picture and led to declines in oil and gas prices, putting pressure on Energy stocks. Our overweight allocation to the sector also had a negative impact on Fund performance. Rowan Cos., Inc. and Weatherford International, Inc. were two of the top five detractors from Fund return.

The Health Care and Financial sectors both had positive impacts on total return. Four of the top ten contributors came from the Health Care sector, including top contributor IDEC Pharmaceuticals. Stock selection was strong in the Financial sector, as Fund holdings achieved a double-digit return while index sector components had a small decline. XL Capital made the largest contribution within the sector.

It has been a difficult two years for growth investors. We are optimistic about the future of the asset class and believe we are currently in the early stages of a rotation back to growth. Since February 2001, value has dominated growth. We believe growth will come back into favor as the market's equilibrium is restored. Mid-cap stocks currently provide more compelling valuations than large-cap stocks; we believe that this is a factor that will cause them to outperform in the future. Mid-cap growth stocks in particular are offering exceptional long-term growth rates at reasonable valuations.

The Fund is currently invested in high quality companies that offer strong organic growth, seasoned management with disciplined strategies, and solid balance sheets and fundamentals. We continue to focus on companies that are leaders in their respective industries and that are producing strong earnings growth and positive earnings surprises. We feel the Fund is positioned to benefit from the market's anticipated rebound.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
IDEC Pharmaceuticals Corp.                 3.4%         Biotechnology                           12.0%
Quest Diagnostics, Inc.                    3.1%         Electronics Semi-conductor               7.4%
Genzyme Corp.                              3.1%         Retail                                   7.3%
National Commerce Financial                2.5%         Computer Software/Services               6.8%
International Game Technology              2.3%         Health Care Facilities                   5.2%
Apollo Group, Inc.                         2.2%
SunGard Data Systems, Inc.                 2.1%
Charter Communications, Inc.               2.1%
Weatherford International, Inc.            1.9%
Intersil Corp.                             1.9%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP GROWTH FUND AND THE S&P MIDCAP 400/BARRA GROWTH INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NEUBERGER BERMAN    S&P MIDCAP 400/BARRA
              MID CAP GROWTH FUND      GROWTH INDEX
May 1, 2001               $10,000               $10,000
Jun 30, 2001              $10,110               $10,178
Sep 30, 2001               $7,300                $8,127
Dec 31, 2001               $8,750                $9,905

CUMULATIVE TOTAL RETURNS**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
Neuberger Berman Mid Cap Growth Fund..............          -12.50%
S&P MidCap 400/Barra Growth Index.................           -0.95%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The S&P MidCap 400/Barra Growth Index is a benchmark for mid-cap growth stock performance. The Index consists of companies in the S&P MidCap 400/Barra Growth Index, which is a market-value weighted index for mid-cap stock price movement.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP VALUE FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

Since inception on May 1, 2001, the Neuberger Berman Mid Cap Value Fund has returned -1.07%, underperforming its benchmark, the Russell MidCap Value Index, which has gained 0.55%. While stock selection was strong relative to the index, overall sector allocation decisions resulted in minor underperformance. The Information Technology, Utilities and Energy Sectors had negative impacts on absolute return while Consumer Discretionary, Financial and Industrial sectors all had favorable impacts on return.

The Fund overweighted the index in Information Technology, a sector that had negative returns in both the Fund and index, though slightly larger declines for Fund holdings. Despite a strong fourth quarter, technology in general declined over the period as the economic slowdown resulted in lower demand, reduced corporate IT spending, weakened earnings and a lack of earnings visibility and in turn, an investor aversion to the sector. Solectron and Compuware were the largest detractors in the sector.

The Utilities and Energy sectors were both negatively affected by the economic slowdown, which created an unfavorable supply/demand picture and led to electricity and oil and gas price declines, and in turn, lower stock prices. The collapse of Enron also hurt the stock prices of other utility companies. While our Fund was underweight to the Utilities sector, holdings suffered larger declines; Exelon Corp. and Reliant Energy were both detractors. Our Energy stocks held up better than index sector components, though our overweight allocation to the sector had a negative impact on performance. Devon Energy and Rowan led the decline.

Stock selection was very strong within the Consumer Discretionary sector. This sector experienced solid performance in 2001 as the U.S. consumer remained relatively resilient to the economic slowdown. AutoZone and Starwood Hotels and Resorts were top contributors to Fund total return.

Performance of the Financial sector was hampered by the economic slowdown, weak capital markets activity and concerns over credit quality but was supported by Federal Reserve easing actions and eventually, signs and anticipation of an economic recovery. We were overweight in the sector and Fund holdings outperformed those of the index. A few benefited from takeover activity including top contributor Heller Financial (acquired by General Electric Capital).

As the New Year begins, we are continuing our search for what we believe are the best opportunities in those industry groups that are discounting a more modest recovery. Energy and credit-sensitive financials are two areas we are monitoring. The latter group was under pressure throughout 2001 due to concerns about loan losses. These fears should wane as the economy picks up, providing a boost to these stocks. Though we remain cautious due to near-term uncertainty, we believe that select energy stocks possess attractive longer-term return potential and should exhibit valuation improvement as the economy recovers and, in turn, demand and commodity prices improve.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Midcap SPDR Trust                          4.0%         Banks                                    6.2%
Radian Group, Inc.                         2.0%         Service Commercial                       5.8%
CIGNA Corp.                                1.9%         Oil Crude Producers                      5.6%
Waste Management, Inc.                     1.7%         Financial Miscellaneous                  4.6%
Archer Daniels Midland Co.                 1.7%         Retail                                   4.5%
Lear Corp.                                 1.6%
Ambac Financial Group                      1.6%
American Standard Cos.                     1.6%
GTECH Holdings Corp.                       1.5%
USX-Marathon Group                         1.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP VALUE FUND AND THE RUSSELL MIDCAP VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NEUBERGER BERMAN   RUSSELL MIDCAP
              MID CAP VALUE FUND   VALUE INDEX
May 1, 2001              $10,000         $10,000
Jun 30, 2001             $10,060         $10,146
Sep 30, 2001              $8,980          $8,975
Dec 31, 2001              $9,893         $10,055

CUMULATIVE TOTAL RETURNS**

                                                       LIFE OF
                                                       FUND***
                                                    --------------
Neuberger Berman Mid Cap Value Fund...............          -1.07%
Russell Midcap Value Index........................           0.55%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE EQUITY FUND (SUBADVISED BY OPCAP ADVISORS)

In a difficult stock market environment, the Value Equity Fund controlled its losses, returning -2.53%, and outperformed the Russell 1000 Value Index return of -5.59% for the year.

We achieved these results through good stock selection and our disciplined approach of investing in well-managed companies priced below our estimate of their intrinsic value. Our technology, financial and telecommunications investments, in particular, did well relative to the market. Our consumer staple investments underperformed.

We did especially well with our technology stocks. We owned only limited tech investments early in the year as prices fell. We then increased our holdings in September and October, purchasing stocks such as Cisco Systems, Inc. and Sun Microsystems at or near their lows. Tech stocks proceeded to rise in October and November, after which we reduced our holdings at a profit. In buying low and selling high, our tech investments returned +23% for the year, compared with -23% for the tech sector of the S&P 500 Index.

In fact, four of the top five contributors to the Fund's performance in 2001 were technology issues -- software companies, Microsoft, Computer Associates and Compuware and computer manufacturer/marketer Dell. The other top contributor was Canadian Pacific, which in December reorganized itself into five separate companies to unlock shareholder value.

Of the five stocks that detracted the most, three are consumer staple companies -- CVS (drug store chain), McDonald's (fast food) and Kroger (supermarkets). CVS and Kroger were both up sharply in 2000, and we had reduced our positions to take some profits. Nonetheless, they fell in 2001 due to disappointing earnings. We are positive in our view of both stocks and added to our holdings of CVS in the 2001 fourth quarter on price weakness. In the case of McDonald's, evidence continues to increase that the company's European business is rebounding as mad cow disease fears ease. In the U.S., the company has taken a number of steps aimed at restoring its business to the preeminence it had for many years. Other stocks detracting from performance included Halliburton (oilfield services and construction) and Wells Fargo (banking).

Approximately one-third of the Fund's equity assets are invested in financial stocks. Although our financial investments returned -5% for the year, they did well in comparison to the -9% return of the financial sector of the S&P 500. Our top contributor in the financial sector was John Hancock (insurance), which rose 11%. Freddie Mac (mortgage securitization), the Fund's largest holding, returned -3%. Freddie Mac is poised for another year of double-digit earnings growth in 2002, and we believe this growth will drive the performance of its stock.

We believe the economy will recover in 2002. However, the associated recovery in equities is likely to be moderate for the simple reason that valuations remained generally high during the downturn. We continue to be disciplined in our value approach, investing in stocks priced below their intrinsic value with a goal of controlling risk and generating excellent long-term results.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                                6.1%         Financial Services                      21.6%
WorldCom, Inc.                             4.5%         Telecommunications                       9.9%
Exelon Corp.                               4.4%         Banks                                    8.6%
Wells Fargo & Co.                          4.4%         Retail                                   7.9%
McDonald's Corp.                           4.0%         Electric Utilities                       6.9%
J.P Morgan Chase & Co.                     3.8%
CVS Corp.                                  3.4%
FleetBoston Financial Corp.                3.3%
Citigroup, Inc.                            3.2%
El Paso Corp.                              3.2%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE EQUITY FUND AND THE RUSSELL 1000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE EQUITY FUND  RUSSELL 1000 VALUE INDEX
JUL 17, 2000       $10,000               $10,000
Jul 31, 2000             $9,690                    $9,437
Aug 31, 2000            $10,210                   $10,135
Sep 30, 2000            $10,240                    $9,665
Oct 31, 2000            $10,890                    $9,549
Nov 30, 2000            $10,730                    $8,676
Dec 31, 2000            $11,335                    $8,781
Mar 31, 2001            $11,305                   $10,215
Jun 30, 2001            $11,619                   $10,714
Sep 30, 2001            $10,619                    $9,541
Dec 31, 2001            $11,049                   $10,244

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                          LIFE OF
                                             ONE YEAR     FUND***
                                          --------------  --------
Value Equity Fund.......................          -2.53%    7.07%
Russell 1000 Value Index................          -5.59%    1.67%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Value Index measures the performance of companies with lower price-to-book ratios and lower forecasted growth values in the Russell 1000 Index, an index which measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MANAGED FUND (SUBADVISED BY OPCAP ADVISORS)

In a difficult stock market environment, the Value Managed Fund controlled its losses, returning -6.08%, and outperformed the S&P 500 Index return of -11.89% in 2001.

We maintained a relatively defensive investment posture throughout the year due to our concerns about economic weakness. This posture served the Fund well, enabling us to minimize losses, although it held back our performance in the fourth quarter when the market rallied. The Fund invests in stocks, bonds and cash equivalents, seeking to control risk and generate superior long-term results. At December 31, 2001, net assets were allocated 78.2% to stocks and 21.8% to short-term investments.

We invest in undervalued businesses that are well managed, have strong competitive positions and generate high cash flow. Our 2001 performance reflected the favorable performance of our technology, financial and energy stocks relative to the benchmark, partially offset by the lagging returns of our consumer cyclical and consumer staple holdings.

The success of our technology investments was especially striking. We owned only limited tech investments early in the year as prices fell. We then increased our holdings in September and October, purchasing stocks such as Cisco and Sun Microsystems at or near their lows. Tech stocks proceeded to rise in October and November, after which we reduced our holdings at a profit. In buying low and selling high, our tech investments returned +19% for the year, compared with -23% for the tech sector of the S&P 500 Index.

Among individual stocks, the top five contributors to performance were: ITT Industries (diversified manufacturer), Dell (computers), ChevronTexaco (oil and gas), Computer Associates (software) and Compuware (software). The five stocks that detracted the most were: Boeing (aircraft and aerospace), Wells Fargo (banking), McDonald's (fast food), Kroger (supermarkets) and CVS (drug store chain).

Approximately one-third of the Fund's equity assets are invested in financial stocks. Although our financial investments returned -3% for the year, they did well in comparison to the -9% return of the financial sector of the S&P 500 Index. Our top contributor in the financial sector was M&T Bank. Freddie Mac (mortgage securitization), the Fund's largest holding, returned -3%, in line with the overall returns of our financial stocks. Freddie Mac is poised for another year of double-digit earnings growth in 2002, and we believe this growth will drive the performance of its stock.

We believe the economy will recover in 2002. However, the associated recovery in equities is likely to be moderate for the simple reason that valuations remained generally high during the downturn. We continue to be disciplined in our value approach, investing in stocks priced below their intrinsic value with a goal of controlling risk and generating excellent long-term results.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                                9.5%         Financial Services                      19.7%
Wells Fargo & Co.                          5.7%         Banks                                    9.5%
McDonald's Corp.                           4.4%         Oil & Gas                                7.3%
WorldCom, Inc.                             4.3%         Manufacturing                            7.0%
M&T Bank Corp.                             3.8%         Telecommunications                       5.6%
Citigroup, Inc.                            3.7%
Chevron Texaco Corp.                       3.4%
Alcan, Inc.                                3.1%
SBC Communications, Inc.                   3.0%
The Kroger Co.                             2.7%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MANAGED FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     S&P
              VALUE MANAGED FUND  500 INDEX
Jul 17, 2000             $10,000    $10,000
Jul 31, 2000              $9,860     $9,478
Aug 31, 2000             $10,290    $10,067
Sep 30, 2000             $10,420     $9,535
Oct 31, 2000             $10,879     $9,495
Nov 30, 2000             $10,819     $8,747
Dec 31, 2000             $11,388     $8,790
Mar 31, 2001             $11,104     $7,747
Jun 30, 2001             $11,378     $8,198
Sep 30, 2001             $10,409     $6,995
Dec 31, 2001             $10,696     $7,752

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                               LIFE OF
                                             ONE YEAR          FUND***
                                          ---------------  ---------------
Value Managed Fund......................           -6.08%            4.72%
S&P 500 Index...........................          -11.89%          -16.12%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Managed Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MID CAP FUND (SUBADVISED BY OPCAP ADVISORS)

The Value Mid Cap Fund ended 2001 with a strong fourth quarter, resulting in a favorable return of 6.84% for the year versus the S&P MidCap 400/Barra Value Index return of 7.14%.

We invest in companies with strong business fundamentals and sound management, selling at a discount to our estimate of their intrinsic value. Most of our companies have proactively managed the past year's economic downturn by aggressively cutting costs, consolidating plants, restructuring and/or changing incentives. In fact, we look for companies that have the ability to adjust and compete in all economic environments.

Mid cap stocks performed well during the year, exceeding the returns of large cap stocks although trailing smaller issues. We benefited from the solid performance of our portfolio across a range of sectors. Our technology stocks did especially well, returning +25%. Our timing was excellent: we began adding to our technology holdings in the third quarter at or near their price lows and reaped sizable gains as prices increased sharply in the fourth quarter.

Among individual stocks, Roper Industries was the top contributor to performance. Dean Foods (formerly Suiza Foods) was another major contributor. We began investing in Suiza early in the year and kept adding to our position because of its solid fundamentals, including its ability to increase revenues through market share gains in a consolidating industry. In December 2001, Suiza acquired Dean Foods, one of its major competitors, and adopted the Dean name because of its brand recognition. The combined company should benefit from cost efficiencies. The stock was the Fund's second largest position as of December 31, 2001.

Other contributors included: Actuant (motion-control systems), Apogent (laboratory consumables and equipment) and Lamar Advertising (billboard company). Lamar is the Fund's largest position. The stock advanced sharply in the fourth quarter on prospects of an economic recovery.

The stock that detracted most was APW, an electronic enclosure outsource manufacturer. Based on our diminished outlook for the company's prospects, we eliminated the position in the fourth quarter. Other detractors included Insituform (trenchless sewer repair), which had an earnings miss, ACE Limited (insurance), Countrywide Credit (mortgage origination and servicing) and Anadarko Petroleum (oil and gas).

We established several new positions in the fourth quarter. We purchased Cinergy, an undervalued gas/electric utility in the Midwest that derives the bulk of its revenues from regulated and quasi-regulated operations. Earnings have been hurt by a combination of unfavorable weather and the economic downturn, but should benefit as those conditions ameliorate. Another purchase, Canadian National, is one of the best-managed, highest-return Class 1 railroads in North America. Its operations span Canada from coast to coast and extend into the American heartland.

We believe the best investments to own are great companies with high and sustainable returns from their franchises, trading at discounts to their intrinsic value. We have stuck with our philosophy of buying quality companies inexpensively through all market cycles. We are confident that our approach will deliver long-term performance in excess of the returns of our benchmarks.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Lamar Advertising Co.                      5.0%         Machinery & Manufacturing               13.2%
Dean Foods Co.                             4.2%         Insurance                               10.3%
Sybron Dental Specialties, Inc.            4.0%         Medical Products                         8.4%
Cambrex, Corp.                             3.5%         Advertising                              7.3%
Carlisle Cos., Inc.                        3.4%         Oil & Gas                                6.5%
Apogent Technologies, Inc.                 3.3%
Everest Re Group Ltd.                      3.2%
The Principal Financial Group              3.0%
Actuant Corp.                              2.9%
Roper Industries                           2.8%
Anadarko Pete Corp.                        2.8%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MID CAP FUND AND THE S&P MIDCAP/BARRA 400 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE MID CAP FUND  S&P MIDCAP 400/BARRA VALUE INDEX
JUL 17, 2000       $10,000                    $10,000
Jul 31, 2000              $9,670                            $9,456
Aug 31, 2000             $10,330                           $10,512
Sep 30, 2000              $9,980                           $10,441
Oct 31, 2000             $10,361                           $10,087
Nov 30, 2000              $9,610                            $9,325
Dec 31, 2000             $10,337                           $10,039
Mar 31, 2001              $9,804                           $11,264
Jun 30, 2001             $10,658                           $12,328
Sep 30, 2001              $9,181                           $10,724
Dec 31, 2001             $11,044                           $12,500

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                    LIFE OF
                                          ONE YEAR  FUND***
                                          --------  --------
Value Mid Cap Fund......................    6.84%     7.04%
S&P MidCap 400/Barra Value Index........    7.14%    16.54%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The S&P MidCap 400/Barra Value Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies. The index represents the performance of 400 of these companies having medium size market capitalizations with low price-to-book ratios and low price-to-earnings ratios.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE SMALL CAP FUND (SUBADVISED BY OPCAP ADVISORS)

In 2001, a strong year for small cap stocks, the Value Small Cap Fund returned 8.91%, trailing the return of its benchmark, the Russell 2000 Value Index, which returned 14.14%.

Key to our underperformance were the crosscurrents that affected the small cap market in 2001. The smallest one-fifth of stocks in the Russell 2000 Value Index rose 38.6% in 2001, while the largest one-fifth rose 9.2%. Moreover, the cheapest (lowest price-earnings ratio) one-fifth of stocks in the index increased 40.9%, while the most expensive one-fifth fell 4.6%. We do not buy stocks simply because they are statistically cheap, and we tend to own larger companies within the small cap universe. As a result, our style was a bit out of tune with the market in 2001.

We remain confident in our ability to deliver superior returns over longer periods. We invest in small cap companies available at prices below our estimate of their intrinsic value. We place special emphasis on management quality in search of the best companies in an industry. Our goal is to exceed the returns of our benchmark and control risk.

In a year when the general trend of the stock market was down, small cap value stocks bucked the trend and rose, especially in the fourth quarter. In contrast to the -11.46% return of the Russell 3000 Index (a broadly based benchmark of large, mid-sized and small U.S. stocks), the Russell 2000 Value Index returned +14.14%.

Many of our investments did well. The top contributor to performance was Elcor, which makes roofing shingles. Its share price advanced sharply as the company benefited from falling oil prices, its key raw material, and from expansion into the Northeast with a new plant. We reduced our position as the price increased, taking profits. Other leading contributors included Zoll Medical (heart defibrillators), Strayer Education (adult education schools), John Nuveen (asset management) and Priority Healthcare (specialty drug distribution). We sold all these positions, in each case at a significant profit.

The stock that detracted most from performance was Insituform (trenchless sewer repair), which had an earnings miss due to the increasing length of time to convert backlog to revenue. We sold the shares on concerns that shrinking municipal budgets and bioterrorism threats to water supplies would cause the company's situation to worsen. Other detractors included Genrad (functional testers for electronics), CTS Corp. (electronic components), Hooper Holmes (medical exams for life insurers) and Alaska Air (regional airline). We sold CTS, Hooper Holmes and Alaska Airlines. Genrad was acquired by Teradyne.

A central event during the year was the September 11 terrorist assault, which had a dramatic impact on the stock market. Small cap stocks initially sold off sharply, then rallied in the fourth quarter. In the days immediately following September 11, we worked diligently to reassess the investment thesis for each stock in the Fund. We made a conscious decision to go up in market cap to somewhat larger companies on new purchases, while staying true to our small cap mandate. We also looked to upgrade quality wherever warranted since many high quality companies were suddenly available at inexpensive prices.

Two of the stocks we bought after September 11 were MeriStar Hospitality and Innkeepers, REITs which own hotels. Both had fallen on concerns about the impact of September 11 on travel. As travel recovers, we believe both stocks will appreciate materially. Other purchases included electric utilities MDU Resources and Black Hills. Both have significant excess power capacity to export should the economy recover and shortages recur, and also have growing unregulated operations. We bought Cullen Frost, a commercial bank which has strong management and is gaining share from larger competitors.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Learning Tree International, Inc.          3.5%         Financial Services                      11.2%
The Profit Recovery Group                               Retail                                   7.9%
International                              3.1%         Hotels & Restaurants                     6.0%
Big Lots, Inc.                             2.9%         Machinery/Manufacturing                  6.0%
On Assignment, Inc.                        2.7%         Electronics                              5.1%
Affiliated Managers Group, Inc.            2.4%
Intertape Polymer Group, Inc.              2.3%
CEC Entertainment, Inc.                    2.3%
Buckeye Technologies                       2.2%
Black Hill Corp.                           2.1%
Waddell & Reed Financial                   2.1%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE SMALL CAP FUND AND THE RUSSELL 2000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    RUSSELL 2000
              VALUE SMALL CAP FUND  VALUE INDEX
Jul 17, 2000               $10,000      $10,000
Jul 31, 2000               $10,050       $9,228
Aug 31, 2000               $10,420       $9,932
Sep 30, 2000               $10,600       $9,640
Oct 31, 2000               $10,990       $9,210
Nov 30, 2000               $10,830       $8,264
Dec 31, 2000               $12,191       $8,974
Mar 31, 2001               $11,046      $11,140
Jun 30, 2001               $13,205      $12,450
Sep 30, 2001               $11,238      $10,789
Dec 31, 2001               $13,278      $12,592

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                    LIFE OF
                                          ONE YEAR  FUND***
                                          --------  --------
Value Small Cap Fund....................    8.91%    21.43%
Russell 2000 Value Index................   14.14%    17.13%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index is an unmanaged, market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index, an index representing 98% of the investable US equity market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from July 17, 2000 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 WELLINGTON MANAGEMENT CO., LLP MARKET OVERVIEW

2001 was a difficult year for equity investors. Technology and telecommunications companies struggled to cut costs and reduce inventories to meet falling order rates. The rapid unraveling of Enron raised questions about accounting practices and the reliability of balance sheets and income statements. Even relatively predictable industries such as pharmaceuticals were not immune to disappointments as generic competition, a slow FDA new drug approval process, and legal tangles took their toll. In an effort to stimulate economic growth the Federal Reserve cut short-term interest rates aggressively over the course of the year, reducing the federal funds rate 475 basis points from 6.50% to 1.75% at year end. The last time we saw a short-term interest rate decline of this magnitude was in 1958. In spite of the stimulus efforts, economic fundamentals deteriorated in the wake of the September 11th terrorist attacks and confirmed that the U.S. economy officially moved into a recession earlier in the year. This is only the second time since 1973-74 that we have seen back-to-back annual declines in equity returns.

In spite of this gloomy backdrop, the U.S. equity markets proved resilient in the wake of the September 11th attacks and there are already more positive signs emerging in the financial markets. Continued success in the war against terrorism coupled with positive outlooks from a diverse set of companies jump-started a rally in U.S. equity markets during the fourth quarter, led by the technology sector. Cyclical stocks also rose markedly from the sharp sell-off in September, as attractive valuations and economic data suggesting a bottoming of the recession pushed shares higher. The Nasdaq Composite surged 30% in the fourth quarter, erasing the loss from the third quarter but still ending the year down -21%. Seven out of the ten S&P 500/MSCI economic sectors posted positive returns in December, with Energy (+5.3%) and Industrials (+4.5%) showing the strongest performance.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 BLUE CHIP MID CAP FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Blue Chip Mid Cap Fund returned -3.23% for the twelve months ending
December 31, 2001 compared to -0.60% for the S&P MidCap 400 Index. The Fund's investment strategy utilizes a two-tiered investment approach. The first is to identify the fastest growing sectors in the market using general economic and investment research. Then we focus on individual security analysis searching for high-quality, mid-cap companies that have critical mass and the potential to be much larger. Investments that were additive to returns for the period included Gilead, Regeneron and Tenet in health care, UnionBanCal and E*TRADE in financials, and Ralston Purina and Kellogg in consumer staples. There are now more signs of strength than weakness indicating that we are nearing the trough in economic activity. With benefits from monetary policy (almost one rate cut per month last year), tax cuts, and energy price declines, strong stimulus has been put in place to get the economy moving again. We have found that new management teams can bring fresh perspective to poorly managed or stale franchises.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Ace Ltd.                                   2.7%         Technology Hardware & Equipment         10.9%
Mattel, Inc.                               2.3%         Healthcare Equipment & Services          8.9%
Intuit, Inc.                               2.2%         Capital Goods                            7.2%
Staples, Inc.                              2.1%         Energy                                   6.8%
Legg Mason, Inc.                           2.0%         Diversified Financial Services           6.4%
Manpower, Inc.                             2.0%
Mckesson HBOC, Inc.                        1.9%
Perkin Elmer, Inc.                         1.8%
Williams-Sonoma, Inc.                      1.7%
Nike, Inc.                                 1.7%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP MID CAP FUND AND THE S&P MIDCAP 400 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      S&P MIDCAP
              BLUE CHIP MID CAP FUND  400 INDEX
Sep 1, 1999                  $10,000     $10,000
Sep 30, 1999                  $9,700      $9,691
Dec 31, 1999                 $12,707     $11,357
Mar 31, 2000                 $15,610     $12,798
Jun 30, 2000                 $15,187     $12,376
Sep 30, 2000                 $16,768     $13,879
Dec 31, 2000                 $15,879     $13,345
Mar 30, 2001                 $13,918     $11,907
Jun 30, 2001                 $15,446     $13,474
Sep 30, 2001                 $12,790     $11,242
Dec 31, 2001                 $15,366     $13,264

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                                 LIFE OF
                                        ONE YEAR     TWO YEARS   FUND***
                                     --------------  ---------  ---------
Blue Chip Mid Cap Fund.............          -3.23%     9.96%     20.21%
S&P MidCap 400 Index...............          -0.60%     8.07%     12.87%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTORS FOUNDATION FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Investors Foundation Fund declined -7.93% for the twelve months ending December 31, 2001 versus the -11.89% decline for the S&P 500 Composite Index. The Fund's investment approach combines Wellington Management's proprietary fundamental research with quantitative analysis in the security selection process. The complementary nature of these two investment "signals" has, over time, provided greater consistency of returns than the independent use of either approach. Contributing positively to investment returns during the period were stock selection in the financials and health care sectors. Negatively impacting returns was stock selection in the telecommunication services and utilities sectors. In the financials sector UnionBanCal, Pacific Century, and Wachovia were among the best performers for the period. In health care, the Fund benefited from holding McKesson, Genzyme, and Tenet. Negatively impacting Fund returns in the telecommunication services sector were holdings in Qwest, SBC Communications, and Sprint. Our conviction on an improving US economy has risen since last quarter, and we are now more confident that an economic recovery will begin to show signs by mid-2002.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Microsoft Corp.                            4.0%         Technology Hardware & Equipment         11.6%
Citigroup, Inc.                            3.9%         Pharmaceutical & Biotechnology          11.4%
Tyco International Ltd.                    2.8%         Diversified Financials                   8.1%
General Electric Co.                       2.7%         Capital Goods                            7.1%
Pharmacia Corp.                            2.7%         Energy                                   5.6%
Procter and Gamble Co.                     2.4%
Abbott Labs                                2.0%
Fannie Mae                                 1.9%
AOL Time Warner, Inc.                      1.8%
Verizon Communications, Inc.               1.8%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTORS FOUNDATION FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            S&P
              INVESTORS FOUNDATION FUND  500 INDEX
Sep 1, 1999                     $10,000    $10,000
Sep 30, 1999                     $9,680     $9,726
Dec 31, 1999                    $11,213    $11,173
Mar 31, 2000                    $11,684    $11,429
Jun 30, 2000                    $11,353    $11,126
Sep 30, 2000                    $11,313    $11,018
Dec 31, 2000                    $10,547    $10,156
Mar 31, 2001                     $9,635     $8,952
Jun 30, 2001                    $10,275     $9,476
Sep 30, 2001                     $8,691     $8,085
Dec 31, 2001                     $9,711     $8,949

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                                          LIFE OF
                                        ONE YEAR         TWO YEARS        FUND***
                                     ---------------  ---------------  --------------
Investors Foundation Fund..........           -7.93%           -6.94%          -1.25%
S&P 500 Index......................          -11.89%          -10.51%          -4.65%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investors Foundation Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 SELECT EQUITY FUND (SUBADIVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Select Equity Fund returned -16.22% for the twelve months ending
December 31, 2001 compared to the -11.89% decline for the S&P 500 Index. The Fund uses a concentrated approach whereby the stocks of 20-40 high quality, U.S. companies are held at any given time. The Fund benefited from positive stock selection in the industrials, consumer discretionary, and energy sectors, although it was not enough to offset the weaker relative performance in the information technology, health care, and telecommunication services sectors. In industrials, strong performance was driven by Accenture, FedEx, and First Data. In the consumer discretionary & energy sectors, Omnicom, Home Depot, and Texaco were the most positive contributors to Fund returns. Holdings in the information technology and telecommunications sectors that hurt performance included McData Corp, EMC, and McLeod. It seems likely that earnings estimates are close to bottoming out and should begin rising sometime in the first half of 2002. Valuations may look rich on near term earnings estimates but when the economy begins to recover, which it should, those brave enough to look beyond the near term may be handsomely rewarded. We are focused on investing in companies with strong fundamentals and earnings growth.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT DECEMBER 31, 2001                                  AT DECEMBER 31, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Accenture Ltd.                             5.5%         Diversified Financials                  11.6%
Tyco International Ltd.                    5.0%         Software & Services                      9.8%
Home Depot, Inc.                           4.5%         Media                                    9.0%
AOL Time Warner, Inc.                      4.4%         Pharmaceuticals & Biotechnology          8.3%
Goldman Sachs Group, Inc.                  4.4%         Technology Hardware & Equipment          7.0%
Citigroup, Inc.                            4.2%
Intuit, Inc.                               4.0%
Microsoft Corp.                            3.9%
The Estee Lauder Cos.                      3.5%
Nike, Inc.                                 3.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     S&P
              SELECT EQUITY FUND  500 INDEX
Sep 1, 1999              $10,000    $10,000
Sep 30, 1999              $9,700     $9,726
Dec 31, 1999             $12,640    $11,173
Mar 31, 2000             $14,680    $11,429
Jun 30, 2000             $13,060    $11,126
Sep 30, 2000             $12,770    $11,018
Dec 31, 2000             $11,413    $10,156
Mar 31, 2001              $9,353     $8,952
Jun 30, 2001              $9,863     $9,476
Sep 30, 2001              $8,282     $8,085
Dec 31, 2001              $9,562     $8,949

TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001**

                                                                          LIFE OF
                                        ONE YEAR         TWO YEARS        FUND***
                                     ---------------  ---------------  --------------
Select Equity Fund.................          -16.22%          -13.02%          -1.90%
S&P 500 Index......................          -11.89%          -10.51%          -4.65%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Select Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to December 31, 2001.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

COMMERCIAL PAPER - 81.3%
American Express Credit Corp.
  1.82%, 2/11/02........................     $2,715  $  2,715,000
  2.13%, 2/25/02........................      1,300     1,300,000
American General Finance Corp.
  1.95%, 1/18/02 (1)....................      1,351     1,349,756
  2.45%, 1/4/02.........................      2,239     2,238,543
BellSouth Corp.
  1.77%, 2/8/02.........................      1,700     1,696,824
  1.89%, 1/31/02........................      2,900     2,895,432
Caterpillar Financial Services NV
  2.02%, 2/25/02........................      2,500     2,492,285
  2.24%, 2/5/02.........................      2,000     1,995,644
CIT Group, Inc.
  2.90%, 1/11/02........................      3,000     2,997,583
Citicorp
  1.74%, 1/18/02........................      2,000     2,000,000
  1.77%, 1/28/02........................      1,262     1,262,000
  1.91%, 1/10/02........................      1,300     1,300,000
Coca-Cola Co.
  1.70%, 3/8/02.........................      1,250     1,246,104
  2.02%, 1/25/02........................      2,500     2,496,633
  2.05%, 1/18/02........................        200       199,806
  2.24%, 1/25/02........................        745       743,888
Duke Energy Corp.
  1.72%, 1/29/02........................      1,000       998,662
  2.01%, 1/25/02........................      3,700     3,695,042
Export Development Corp.
  2.27%, 1/17/02........................      3,700     3,696,267
General Electric Capital Corp.
  2.05%, 2/19/02........................      1,600     1,600,000
  2.43%, 1/24/02........................      2,000     1,996,895
  3.38%, 1/4/02.........................      1,000     1,000,000
Government of Canada
  2.22%, 1/17/02........................      4,500     4,495,560
Household Finance Corp.
  1.83%, 2/22/02........................      1,138     1,138,000
  2.25%, 1/25/02........................      1,046     1,046,000
  2.28%, 2/7/02.........................      2,000     2,000,000
International Business Machines Corp.
  (IBM)
  1.74%, 1/11/02........................      4,700     4,697,728
John Deere Capital Corp.
  2.17%, 1/25/02........................      3,750     3,744,575
Kraft Foods, Inc.
  1.83%, 1/28/02........................      4,000     3,994,510
  1.86%, 1/31/02........................        685       683,938
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Pitney Bowes, Inc.
  1.90%, 1/4/02.........................     $1,000  $    999,842
Procter & Gamble Co.
  2.00%, 2/27/02........................      3,300     3,289,550
Province of British Columbia
  1.95%, 5/30/02........................      2,600     2,579,016
Province of Ontario
  1.72%, 3/15/02........................      4,700     4,683,608
Province of Quebec
  1.80%, 1/25/02........................        430       429,484
  2.06%, 3/27/02........................      2,600     2,587,354
Schering Corp.
  1.80%, 1/18/02........................      1,000       999,150
Texaco, Inc.
  1.79%, 1/11/02........................      2,000     2,000,000
Toyota Credit de Puerto Rico
  1.93%, 1/22/02........................      4,708     4,702,700
Tyco Capital Corp.
  1.82%, 2/15/02........................      1,700     1,696,133
United Parcel Service, Inc.
  1.77%, 2/28/02........................      3,630     3,619,649
  1.85%, 1/31/02........................      1,000       998,458
Wells Fargo & Co.
  1.72%, 3/22/02........................      2,800     2,789,298
                                                     ------------
Total Commercial Paper
  (amortized cost $95,090,917)..........               95,090,917
                                                     ------------
CORPORATE BONDS - 0.9%
General Motors Acceptance Corp.
  5.50%, 1/14/02
  (amortized cost
  $1,000,115)...........................      1,000     1,000,115
                                                     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.0%
Federal Home Loan Mortgage
  1.93%, 4/25/02........................      3,100     3,081,054
Federal National Mortgage Assn.
  1.85%, 4/26/02........................      3,000     2,982,271
  1.90%, 4/12/02........................      5,000     4,973,347
U.S. Treasury Bills
  2.15%, 1/17/02........................      3,000     2,997,133
                                                     ------------
Total U.S. Government Agency Obligations
  (amortized cost $14,033,805)..........               14,033,805
                                                     ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                            SHARES       VALUE

MUTUAL FUNDS - 4.8%
Federated Prime Obligation..............   2,964,368  $  2,964,368
SSGA Money Market Fund..................   2,709,387     2,709,387
                                                      ------------
Total Mutual Funds
  (amortized cost
  $5,673,755)...........................                 5,673,755
                                                      ------------
TOTAL INVESTMENTS - 99.0%
  (cost $115,798,592)...................               115,798,592
Other assets less liabilities - 1.0%....                 1,147,205
                                                      ------------
NET ASSETS - 100.0%.....................              $116,945,797
                                                      ============


(1) Eligible for resale under rule 144A of the Securities Act of 1933. These securites may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001 these securities amounted to $1,349,756 representing 1.2% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

ASSET BACKED SECURITIES - 2.5%
Airplanes Pass Through Trust Series D
  10.88%, 3/15/19.......................   $  494    $   123,463
American Express Credit Account Master
  Trust
  5.60%, 11/15/06.......................    1,200      1,246,872
California Infrastructure Development
  6.42%, 9/25/08........................      250        262,259
Discover Card Master Trust I
  6.79%, 4/16/10........................       49         50,762
Peco Energy Transition Trust
  6.05%, 3/1/09.........................      300        310,795
                                                     -----------
                                                       1,994,151
                                                     -----------
Total Asset Backed Securities
  (cost $2,133,377).....................               1,994,151
                                                     -----------
CORPORATE DEBT OBLIGATIONS - 38.9%
AEROSPACE - 0.3%
Northrop Grumman Corp.
  9.38%, 10/15/24.......................      250        278,078
                                                     -----------
AUTOMOTIVE - 1.4%
Delphi Automotive Systems Corp.
  7.13%, 5/1/29.........................      235        208,551
Ford Motor Co.
  7.45%, 7/16/31........................    1,000        917,530
                                                     -----------
                                                       1,126,081
                                                     -----------
BANKS - 0.6%
Colonial Bank
  9.38%, 6/1/11.........................      500        522,335
                                                     -----------
BROADCASTING/MEDIA - 5.0%
Continental Cablevision, Inc.
  9.50%, 8/1/13.........................      975      1,092,585
CSC Holdings, Inc.
  9.88%, 2/15/13........................      172        182,320
Lenfest Communications, Inc.
  8.38%, 11/1/05........................      200        217,180
News America Holdings, Inc.
  7.25%, 5/18/18........................      600        576,378
  9.25%, 2/1/13.........................      300        344,718
Panamsat Corp.
  6.13%, 1/15/05........................      675        622,262
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Time Warner Entertainment Co.
  10.15%, 5/1/12........................   $  800    $ 1,003,800
                                                     -----------
                                                       4,039,243
                                                     -----------
BUILDING CONSTRUCTION - 1.6%
Centex Corp.
  7.35%, 4/4/06.........................      135        137,144
D.R. Horton, Inc.
  10.50%, 4/1/05........................      250        269,063
Pulte Corp.
  8.13%, 3/1/11.........................      550        552,860
  9.50%, 4/1/03.........................      170        178,915
Pulte Homes, Inc.
  7.00%, 12/15/03.......................      149        152,282
                                                     -----------
                                                       1,290,264
                                                     -----------
CHEMICALS - 2.4%
Equistar Chemicals LP
  8.75%, 2/15/09........................      500        477,350
Lyondell Chemical Co.
  9.50%, 12/15/08 (1)...................      500        495,000
Nova Chemical Ltd.
  7.00%, 8/15/26........................    1,000      1,008,250
                                                     -----------
                                                       1,980,600
                                                     -----------
ELECTRIC UTILITIES - 5.2%
Calpine Canada Energy Finance
  8.50%, 5/1/08.........................      750        673,125
Cleveland Electric Illuminating Co.
  9.00%, 7/1/23.........................      617        646,616
  9.50%, 5/15/05........................      100        102,086
CMS Energy Corp.
  8.38%, 7/1/03.........................      150        151,076
Commonwealth Edison Co.
  8.63%, 2/1/22.........................      700        728,847
El Paso Electric Co.
  9.40%, 5/1/11.........................      417        462,941
Kansas Gas & Electric Co.
  6.20%, 1/15/06........................      300        273,585
Mirant Americas Generation LLC
  7.20%, 10/1/08 (1)....................      850        748,000
PSEG Power LLC
  7.75%, 4/15/11........................      275        288,191
Sithe/Independence Funding Corp.
  7.90%, 12/30/02.......................      115        117,009
                                                     -----------
                                                       4,191,476
                                                     -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

FINANCIAL SERVICES - 2.6%
Case Credit Corp.
  6.13%, 2/15/03........................   $1,000    $   950,000
General Motors Acceptance Corp.
  6.88%, 9/15/11........................      750        733,537
  8.00%, 11/1/31........................      400        404,676
                                                     -----------
                                                       2,088,213
                                                     -----------
GAMING OR CASINOS - 1.1%
Harrah's Operating Co., Inc.
  7.88%, 12/15/05.......................      300        311,250
MGM Mirage, Inc.
  8.50%, 9/15/10........................      600        596,574
                                                     -----------
                                                         907,824
                                                     -----------
GAS & PIPELINE UTILITIES - 0.7%
The Williams Cos., Inc.
  7.75%, 6/15/31........................      540        538,812
                                                     -----------
HOTELS & RESTAURANTS - 1.5%
Felcor Lodging LP
  8.50%, 6/1/11.........................      250        241,618
Hilton Hotels Corp.
  7.63%, 5/15/08........................      750        723,637
Tricon Global Restaurants, Inc.
  7.45%, 5/15/05........................      250        252,500
                                                     -----------
                                                       1,217,755
                                                     -----------
INSURANCE - 1.8%
Equitable Life Assured Society
  7.70%, 12/1/15 (1)....................      600        651,378
Safeco Corp.
  7.88%, 4/1/05.........................      750        773,062
                                                     -----------
                                                       1,424,440
                                                     -----------
OIL - 3.6%
Devon Financing Corp. ULC
  6.88%, 9/30/11........................      650        633,503
PDVSA Finance Ltd.
  8.50%, 11/16/12.......................      775        705,250
Pemex Finance Ltd.
  9.03%, 2/15/11........................      900        972,090
Petroleum Geo-Services ASA
  6.25%, 11/19/03.......................      659        638,512
                                                     -----------
                                                       2,949,355
                                                     -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

PAPER - 1.3%
Abitibi-Consolidated, Inc.
  6.95%, 12/15/06.......................   $  600    $   599,136
Buckeye Technologies, Inc.
  8.50%, 12/15/05.......................      219        211,335
Georgia-Pacific Group
  9.95%, 6/15/02........................      245        250,302
                                                     -----------
                                                       1,060,773
                                                     -----------
REAL ESTATE - 0.7%
Simon Property Group, Inc.
  6.88%, 10/27/05.......................      575        583,412
                                                     -----------
RETAIL GROCERY - 1.1%
Delhaize America, Inc.
  9.00%, 4/15/31........................      300        351,981
Great Atlantic & Pacific Tea Co., Inc.
  9.13%, 12/15/11.......................      500        501,250
                                                     -----------
                                                         853,231
                                                     -----------
SCIENTIFIC INSTRUMENTS - 0.3%
Beckman Coulter, Inc.
  7.10%, 3/4/03.........................      250        256,555
                                                     -----------
SEMICONDUCTORS - 0.3%
Amkor Technology, Inc.
  9.25%, 2/15/08 (1)....................      250        236,250
                                                     -----------
TELECOMMUNICATIONS - 5.3%
AT&T Canada, Inc
  7.65%, 9/15/06........................      500        315,000
AT&T Corp.
  8.00%, 11/15/31 (1)...................      700        732,277
Cingular Wireless
  7.13%, 12/15/31 (1)...................      350        353,014
Citizens Communications Co.
  6.80%, 8/15/26........................      700        713,762
  9.00%, 8/15/31 (1)....................      200        217,187
GTE North, Inc.
  9.60%, 1/1/21.........................      175        183,605
Qwest Capital Funding, Inc.
  7.63%, 8/3/21.........................      750        724,050
Rogers Wireless Communications, Inc.
  9.63%, 5/1/11.........................      500        516,875
WorldCom, Inc.
  8.25%, 5/15/31........................      500        527,215
                                                     -----------
                                                       4,282,985
                                                     -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

TRANSPORTATION - 2.1%
Amerco
  7.20%, 4/1/02.........................   $  500    $   500,100
America West Airlines, Inc.
  6.86%, 1/2/06.........................       76         72,634
Atlas Air, Inc.
  9.70%, 1/2/10.........................      148        144,522
Continental Airlines, Inc.
  6.41%, 4/15/07........................      121        116,604
  8.05%, 11/1/20........................      408        387,271
Federal Express Corp. Trust
  6.72%, 1/15/22........................      366        350,865
Northwest Airlines Corp.
  7.58%, 9/1/20.........................      142        137,031
                                                     -----------
                                                       1,709,027
                                                     -----------
Total Corporate Debt Obligations
  (cost $31,345,688)....................              31,536,709
                                                     -----------
FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Hydro-Quebec
  8.40%, 1/15/22
  (cost $336,604).......................      320        384,622
                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATION - 0.1%
Federal Home Loan Mortgage
  8.60%, 4/15/21
  (cost $107,181).......................      104        104,595
                                                     -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 2.6%
Commercial Mortgage Asset Trust
  Series 1999-C1 Certificate 144A
  Class F
  6.25%, 11/17/13 (1)...................      400        283,672
CS First Boston Mortgage Securities
  Corp.
  7.55%, 4/14/62........................      400        433,239
LB-UBS Commercial Mortgage Trust
  Series 2000-C3, Class A2
  7.95%, 1/15/10........................      200        222,118
Morgan Stanley Capital I
  6.59%, 10/3/30........................      335        351,680
                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Morgan Stanley Dean Witter Capital I
  Series 2001-IQA, Class A3
  5.72%, 12/18/32.......................   $  800    $   784,917
                                                     -----------
                                                       2,075,626
                                                     -----------
Total Commercial Mortgage Backed
  Securities
  (cost $2,037,903).....................               2,075,626
                                                     -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS - 45.4%
Federal Home Loan Mortgage
  5.75%, 4/15/08........................      600        616,032
  6.00%, 2/1/29.........................      244        239,590
  6.00%, 12/1/99 TBA....................    2,000      2,008,120
  6.50%, 10/1/16 (2)....................    1,916      1,955,075
  6.50%, 11/1/16........................       77         78,357
  6.50%, 12/15/23.......................      986      1,008,548
  6.50%, 8/1/31.........................      971        972,544
  6.50%, 11/1/31........................    1,000      1,001,350
  7.00%, 11/1/29........................      827        843,300
  7.00%, 4/1/31.........................      144        146,753
  7.00%, 8/1/31.........................      939        957,340
  7.00%, 10/1/31........................      321        327,214
  7.50%, 3/1/30.........................      211        217,494
  7.50%, 12/1/30........................    1,111      1,147,185
  9.00%, 11/1/06........................       19         19,538
Federal National Mortgage Assn.
  5.50%, 5/2/06.........................      700        713,559
  6.00%, 12/1/13........................      305        307,746
  6.00%, 11/1/16........................      199        199,735
  6.00%, 12/1/99 TBA....................    2,500      2,444,525
  6.25%, 2/1/11.........................      175        177,762
  6.50%, 4/1/31.........................    1,834      1,833,623
  6.50%, 6/1/31.........................    1,202      1,201,701
  6.50%, 8/1/31.........................    2,387      2,387,473
  6.50%, 11/1/31........................      990        989,555
  6.50%, 12/1/31........................      700        700,000
  6.50%, 12/1/99 TBA....................    2,000      2,000,000
  8.00%, 8/1/30.........................      140        146,273
  9.50%, 6/1/03.........................       12         12,266

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

Government National Mortgage Assn.
  6.00%, 8/15/16........................   $  490    $   494,457
  6.50%, 4/15/31........................      486        487,826
  6.50%, 5/15/31........................      287        287,731
  6.50%, 9/15/31........................      997      1,000,328
  6.50%, 10/15/31.......................      999      1,002,053
  7.00%, 12/15/14.......................      411        428,161
  7.00%, 2/15/28........................      299        305,816
  7.50%, 3/15/30........................      292        302,337
  7.50%, 9/15/30........................      763        789,245
Tennessee Valley Authority Series A
  5.63%, 1/18/11........................      600        591,072
U.S. Treasury Notes
  4.75%, 11/15/08 (2)...................    1,200      1,194,744
U.S. Treasury Bonds
  5.25%, 2/15/29 (2)....................      400        374,500
  5.38%, 2/15/31 (2)....................    1,000        985,470
  6.25%, 5/15/30 (2)....................    1,920      2,077,805
  6.63%, 2/15/27 (2)....................      350        389,154
  10.38%, 11/15/12 (2)..................    1,100      1,409,375
                                                     -----------
                                                      36,772,732
                                                     -----------
Total U.S. Government Agency Obligations
  (cost $36,670,015)....................              36,772,732
                                                     -----------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

SHORT TERM INVESTMENTS - 16.8%
COMMERCIAL PAPER - 11.7%
American General Finance Corp.
  2.02%, 1/3/02.........................  $    1,766  $ 1,766,000
Coca-Cola Co.
  1.75%, 1/14/02........................       3,000    2,998,104
Duke Energy Corp.
  2.01%, 1/25/02........................       2,730    2,726,342
Household Finance Corp.
  1.85%, 1/17/02........................       2,000    2,000,000
                                                      -----------
                                                        9,490,446
                                                      -----------

                                            SHARES
                                          ----------

MUTUAL FUNDS - 5.1%
Federated Prime Obligation..............   1,856,689    1,856,689
SSGA Money Market Fund..................   2,300,914    2,300,914
                                                      -----------
                                                        4,157,603
                                                      -----------
Total Short Term Investments
  (cost $13,648,049)....................               13,648,049
                                                      -----------
TOTAL INVESTMENTS - 106.8%
  (cost $86,278,819)....................               86,516,484
Other assets less
  liabilities - (6.8)%..................               (5,517,170)
                                                      -----------
NET ASSETS - 100.0%.....................              $80,999,314
                                                      ===========

TBA = To be announced
(1) Eligible for resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001 these securities amounted to $3,716,778 representing 4.6% of net assets.
(2) Security or a portion of the security has been designated as collateral for TBA Securities.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

REAL ESTATE INVESTMENT TRUSTS - 98.0%
APARTMENTS - 23.9%
Amli Residential Properties Trust.......   33,980  $   856,975
Apartment Investment & Management
  Co....................................   35,175    1,608,553
AvalonBay Communities, Inc..............   31,878    1,508,148
BRE Properties, Inc.....................   34,659    1,073,043
Equity Residential Properties Trust.....   39,369    1,130,284
                                                   -----------
                                                     6,177,003
                                                   -----------
MIXED - 8.4%
Duke-Weeks Realty Corp..................   40,685      989,866
Reckson Associates Realty Corp..........   49,682    1,160,572
                                                   -----------
                                                     2,150,438
                                                   -----------
OFFICE - 25.0%
Equity Office Properties Trust..........   85,566    2,573,825
Highwoods Properties, Inc...............   36,935      958,463
Mack-Cali Realty Corp...................   38,892    1,206,430
SL Green Realty Corp....................   56,077    1,722,125
                                                   -----------
                                                     6,460,843
                                                   -----------
REGIONAL MALLS - 13.2%
CBL & Associates Properties, Inc........   35,188    1,108,422
General Growth Properties, Inc..........   26,079    1,011,865
Macerich Co.............................   32,928      875,885
Simon Property Group, Inc...............   14,032      411,558
                                                   -----------
                                                     3,407,730
                                                   -----------
                                          SHARES      VALUE

SHOPPING CENTERS - 12.4%
Developers Diversified Realty Corp......   35,260  $   673,466
Federal Realty Investment Trust.........   37,051      852,173
IRT Property Co.........................   56,566      599,600
Kimco Realty Corp.......................   32,920    1,076,138
                                                   -----------
                                                     3,201,377
                                                   -----------
STORAGE - 5.1%
Public Storage, Inc.....................   39,105    1,306,107
                                                   -----------
WAREHOUSE & INDUSTRIAL - 10.0%
CenterPoint Properties Corp.............   21,723    1,081,805
First Industrial Realty Trust, Inc......   15,485      481,584
ProLogis Trust..........................   47,622    1,024,349
                                                   -----------
                                                     2,587,738
                                                   -----------
Total Real Estate Investment Trusts
  (cost $22,997,955)....................            25,291,236
                                                   -----------
SHORT TERM INVESTMENT - 2.7%
MUTUAL FUNDS - 2.7%
SSGA Money Market Fund
  (amortized cost $706,140).............  706,140      706,140
                                                   -----------
TOTAL INVESTMENTS - 100.7%
  (cost $23,704,095)....................            25,997,376
Other assets less liabilities - (0.7%)..              (173,099)
                                                   -----------
NET ASSETS - 100.0%.....................           $25,824,277
                                                   ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS FINANCIAL FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 88.6%
BANKING S & L - 8.2%
Bank One Corp...........................  2,900   $   113,245
Fifth Third Bancorp.....................    700        42,931
Golden West Financial Corp..............  6,200       364,870
Lloyds TSB Group PLC ADR................  4,600       206,954
State Street Corp.......................  2,000       104,500
                                                  -----------
                                                      832,500
                                                  -----------
BUILDING MATERIALS - 2.3%
Martin Marietta Materials, Inc..........  5,000       233,000
                                                  -----------
CONSUMER PRODUCTS - 4.5%
Philip Morris Cos., Inc.................  10,100      463,085
                                                  -----------
DATA PROCESSING SERVICES - 3.8%
First Data Corp.........................  4,900       384,405
                                                  -----------
DIVERSIFIED - 3.0%
Berkshire Hathaway, Inc. Class A*.......      4       302,400
                                                  -----------
FINANCIAL SERVICES - 18.8%
American Express Co.....................  13,500      481,815
Household International, Inc............  6,000       347,640
MBNA Corp...............................  4,500       158,400
Moodys Corp.............................  11,100      442,446
Providian Financial Corp................  10,600       37,630
The Charles Schwab Corp.................  3,000        46,410
The New Dun & Bradstreet Corp.*.........  11,100      391,830
                                                  -----------
                                                    1,906,171
                                                  -----------
HOLDING COMPANY - 4.0%
Julius Baer Holding Ltd., Zurich........  1,200       404,917
                                                  -----------
INDUSTRIAL - 3.0%
Sealed Air Corp.*.......................  7,600       310,232
                                                  -----------
INSURANCE - 18.3%
American International Group, Inc.......  2,350       186,590
Aon Corp................................  5,000       177,600
Cincinnati Financial Corp...............  6,200       236,530
Everest Re Group, Ltd...................  3,100       219,170
                                          SHARES     VALUE

FPIC Insurance Group, Inc.*.............  1,400   $    20,860
Horace Mann Educators Corp..............  7,000       148,540
Loews Corp..............................  3,500       193,830
Markel Corp.*...........................  1,100       197,615
Transatlantic Holdings, Inc.............  5,250       477,750
                                                  -----------
                                                    1,858,485
                                                  -----------
INVESTMENT FIRM - 9.8%
Citigroup, Inc..........................  7,100       358,408
Morgan Stanley Dean Witter & Co.........  5,700       318,858
Stilwell Financial, Inc.................  11,700      318,474
                                                  -----------
                                                      995,740
                                                  -----------
MANUFACTURING - 4.5%
Tyco International Ltd..................  7,700       453,530
                                                  -----------
TECHNOLOGY - 4.0%
Lexmark International, Inc.
  Class A*..............................  6,900       407,100
                                                  -----------
WHOLESALE - 4.4%
Costco Wholesale Corp.*.................  10,000      443,800
                                                  -----------
Total Common Stock
  (cost $8,733,749).....................            8,995,365
                                                  -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 10.8%
REPURCHASE AGREEMENT - 10.8%
State Street Bank and Trust Company
  1.75%, 1/02/02
  (collateralized by $1,095,000
  Federal National Mortgage Association,
  4.350%, 08/21/03 with a value of
  $1,115,642)
  (amortized cost $1,093,000)...........   $1,093      1,093,000
                                                     -----------
TOTAL INVESTMENTS - 99.4%
  (cost $9,826,749).....................              10,088,365
Other assets less liabilities - 0.6%....                  64,186
                                                     -----------
NET ASSETS  - 100.0%....................             $10,152,551
                                                     ===========

  *  Non-income producing security
ADR = American Depositary Receipts

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 94.5%
BANKING S & L - 8.2%
Bank One Corp...........................  11,000  $   429,550
Golden West Financial Corp..............  10,200      600,270
Lloyds TSB Group PLC ADR................  13,800      620,862
Wells Fargo & Co........................  22,300      968,935
                                                  -----------
                                                    2,619,617
                                                  -----------
BUILDING MATERIALS - 4.1%
Martin Marietta Materials, Inc..........  4,100       191,060
Masco Corp..............................  35,200      862,400
Vulcan Materials Co.....................  5,200       249,288
                                                  -----------
                                                    1,302,748
                                                  -----------
COMPUTER PRODUCTS - 0.7%
RadioShack Corp.........................  7,500       225,750
                                                  -----------
CONSUMER PRODUCTS - 4.0%
Philip Morris Cos., Inc.................  28,100    1,288,385
                                                  -----------
DATA PROCESSING SERVICES - 0.1%
First Data Corp.........................    400        31,380
                                                  -----------
DIVERSIFIED - 3.5%
Berkshire Hathaway, Inc. Class A*.......     15     1,134,000
                                                  -----------
ELECTRONICS - 1.6%
Agere Systems, Inc. Class A*............  63,000      358,470
Agilent Technologies, Inc.*.............  5,700       162,507
                                                  -----------
                                                      520,977
                                                  -----------
ENERGY SOURCES - 3.4%
Devon Energy Corp.......................  10,400      401,960
Kinder Morgan, Inc......................  12,500      696,125
                                                  -----------
                                                    1,098,085
                                                  -----------
FINANCIAL SERVICES - 16.0%
American Express Co.....................  52,800    1,884,432
Citigroup, Inc..........................  27,433    1,384,818
Household International, Inc............  22,300    1,292,062
Moody's Corp............................  7,600       302,936
Providian Financial Corp................  12,200       43,310
The New Dun & Bradstreet Corp.*.........  6,700       236,510
                                                  -----------
                                                    5,144,068
                                                  -----------
FOOD & BEVERAGES - 0.7%
Hershey Foods Corp......................    500        33,850
Kraft Foods, Inc. Class A...............  5,600       190,568
                                                  -----------
                                                      224,418
                                                  -----------
                                          SHARES     VALUE

HOTELS - 0.7%
Marriott International, Inc.
  Class A...............................  5,300   $   215,445
                                                  -----------
INDUSTRIAL PRODUCTS - 3.5%
Minnesota Mining & Manufacturing Co.....  4,000       472,840
Sealed Air Corp.*.......................  15,900      649,038
                                                  -----------
                                                    1,121,878
                                                  -----------
INSURANCE - 10.3%
American International Group, Inc.......  14,800    1,175,120
Aon Corp................................  13,100      465,312
Loews Corp..............................  7,500       415,350
Markel Corp.*...........................    200        35,930
The Chubb Corp..........................  1,600       110,400
The Principal Financial Group, Inc.*....  2,200        52,800
The Progressive Corp....................  2,900       432,970
Transatlantic Holdings, Inc.............  6,650       605,150
                                                  -----------
                                                    3,293,032
                                                  -----------
INVESTMENT FIRM - 2.1%
Morgan Stanley Dean Witter & Co.........  8,700       486,678
Stilwell Financial, Inc.................  7,300       198,706
                                                  -----------
                                                      685,384
                                                  -----------
MANUFACTURING - 9.0%
Dover Corp..............................  10,500      389,235
Tyco International Ltd..................  42,430    2,499,127
                                                  -----------
                                                    2,888,362
                                                  -----------
OIL - 3.1%
Conoco, Inc.............................  2,200        62,260
EOG Resources, Inc......................  7,300       285,503
Phillips Petroleum Co...................  10,600      638,756
                                                  -----------
                                                      986,519
                                                  -----------
PHARMACEUTICALS - 7.1%
American Home Products Corp.............  4,900       300,664
Bristol-Myers Squibb Co.................  3,400       173,400
Eli Lilly & Co..........................  7,400       581,196
Merck & Co..............................  18,900    1,111,320
Pharmacia Corp..........................  3,000       127,950
                                                  -----------
                                                    2,294,530
                                                  -----------
PHOTO EQUIPMENT - 0.8%
Eastman Kodak Co........................  8,400       247,212
                                                  -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

PUBLISHING - 0.6%
Gannett, Inc............................  3,000   $   201,690
                                                  -----------
REAL ESTATE - 1.4%
Avalonbay Communities, Inc..............    400        18,924
CenterPoint Properties Corp.............  8,498       423,200
                                                  -----------
                                                      442,124
                                                  -----------
RESTAURANTS - 1.3%
McDonald's Corp.........................  15,300      404,991
                                                  -----------
RETAIL - 1.3%
J. C. Penney Co., Inc...................  2,600        69,940
Safeway, Inc.*..........................  8,100       338,175
                                                  -----------
                                                      408,115
                                                  -----------
TECHNOLOGY - 3.6%
BMC Software, Inc.*.....................  7,400       121,138
Hewlett Packard Co......................  13,600      279,344
Lexmark International, Inc.
  Class A*..............................  12,400      731,600
Novell, Inc.*...........................  4,500        20,655
                                                  -----------
                                                    1,152,737
                                                  -----------
TELECOMMUNICATIONS - 1.7%
Loral Space & Communications Ltd.*......  4,500        13,455
Lucent Technologies, Inc................  14,200       89,318
Tellabs, Inc.*..........................  30,300      453,288
                                                  -----------
                                                      556,061
                                                  -----------
                                          SHARES     VALUE

TRANSPORTATION - 2.7%
United Parcel Service, Inc. Class B.....  16,100  $   877,450
                                                  -----------
WHOLESALE - 3.0%
Costco Wholesale Corp.*.................  22,000      976,360
                                                  -----------
Total Common Stock
  (cost $30,241,266)....................           30,341,318
                                                  -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 5.6%
REPURCHASE AGREEMENT - 5.6%
State Street Bank and Trust Company
  1.75%, 1/02/02
  (collateralized by $1,800,000
  Federal National Mortgage Association,
  4.350%, 08/21/03 with a value of
  $1,833,932)
  (amortized cost $1,794,000)...........   $1,794      1,794,000
                                                     -----------
TOTAL INVESTMENTS - 100.1%
  (cost $32,035,266)....................              32,135,318
Other assets less
  liabilities - (0.1%)..................                 (25,275)
                                                     -----------
NET ASSETS - 100.0%.....................             $32,110,043
                                                     ===========

  *  Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO ENERGY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

COMMON STOCK - 91.7%
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Active Power, Inc.*................           5,400   $   36,720
                                                      ----------
ELECTRIC UTILITIES - 4.3%
Duke Energy Corp...................           2,000       78,520
Mirant Corp.*......................           4,000       64,080
                                                      ----------
                                                         142,600
                                                      ----------
GAS/UTILITIES - 4.2%
Equitable Resources................           2,000       68,140
Northwest Natural Gas..............           2,800       71,400
                                                      ----------
                                                         139,540
                                                      ----------
INTEGRATED OIL & GAS - 21.3%
BP PLC ADR.........................           1,900       88,369
ChevronTexaco Corp.................           1,100       98,571
Exxon Mobil........................           3,000      117,900
Murphy Oil.........................           2,000      168,080
Occidental Petroleum...............           2,900       76,937
Phillips Petroleum.................           2,200      132,572
Statoil ASA ADR*...................           4,800       31,584
                                                      ----------
                                                         714,013
                                                      ----------
NATURAL GAS PIPELINES - 12.3%
Dynegy, Inc. Class A Shrs..........             200        5,100
El Paso............................           3,200      142,752
Kinder Morgan......................           1,600       89,104
Kinder Morgan Management LLC*......           3,247      123,062
Williams Cos.......................           2,100       53,592
                                                      ----------
                                                         413,610
                                                      ----------
OIL & GAS EQUIPMENT & SERVICES - 12.8%
Cal Dive International*............           3,300       81,444
Cooper Cameron Corp.*..............           1,700       68,612
Dril-Quip, Inc.*...................           3,100       74,710
National-Oilwell, Inc.*............           1,800       37,098
Technip-Coflexip SA ADR*...........           1,757       59,035
Veritas DGC*.......................  CA       3,200       59,200
Weatherford International*.........           1,300       48,438
                                                      ----------
                                                         428,537
                                                      ----------
                                     COUNTRY
                                      CODE    SHARES    VALUE

OIL & GAS - DRILLING - 4.0%
Atwood Oceanics, Inc.*.............           1,900   $   66,215
Noble Drilling*....................           2,000       68,080
                                                      ----------
                                                         134,295
                                                      ----------
OIL & GAS - EXPLORATION & PRODUCTION - 28.9%
Apache Corp........................           2,090      104,249
Evergreen Resources*...............           1,900       73,359
GlobalSantaFe Corp.................           2,700       77,004
Gulf Indonesia Resources Ltd.*.....  ID       18,000     162,000
Kerr-McGee Corp....................           2,000      109,600
Nexen, Inc.........................  CA       4,100       79,950
Ocean Energy.......................           4,400       84,480
Pioneer Natural Resources*.........           6,200      119,412
Pogo Producing.....................           3,200       84,064
Remington Oil & Gas*...............             100        1,730
Talisman Energy....................  CA       1,900       71,915
                                                      ----------
                                                         967,763
                                                      ----------
STEEL - 2.8%
Oregon Steel Mills*................           19,100      94,545
                                                      ----------
Total Common Stock
  (cost $3,246,608)................                    3,071,623
                                                      ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 8.7%
REPURCHASE AGREEMENT - 8.7%
State Street Bank and Trust Company,
  1.74%, 1/2/02
  (collateralized by $270,000
  U.S. Treasury Notes, 6.875%, 05/15/06
  with a value of $298,515)
  (amortized cost $291,000).............    $291          291,000
                                                     ------------
TOTAL INVESTMENTS - 100.4%
  (cost $3,537,608).....................                3,362,623
Liabilities in excess of other
  assets - (0.4%).......................                  (14,731)
                                                     ------------
NET ASSETS - 100.0%.....................             $  3,347,892
                                                     ============

  *  Non-income producing security
ADR = American Depositary Receipt
CA = Canada
ID = Indonesia

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO HEALTH SCIENCES FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 96.4%
BIOTECHNOLOGY - 25.1%
Abgenix, Inc.*..........................  4,260   $  143,306
Amgen, Inc.*............................  5,040      284,458
Applied Biosystems Group - Applera
  Corp..................................    100        3,927
Genetech, Inc.*.........................  4,860      263,655
Genzyme Corp. - General Division*.......  4,100      245,426
Gilead Sciences*........................  3,100      203,732
Human Genome Sciences*..................  3,100      104,532
IDEC Pharmaceuticals*...................  3,940      271,584
ImClone Systems*........................  1,382       64,208
Millennium Pharmaceuticals*.............  6,040      148,040
Protein Design Labs*....................  4,140      135,792
                                                  ----------
                                                   1,868,660
                                                  ----------
HEALTH CARE EQUIPMENT - 12.7%
Baxter International....................  2,340      125,495
Guidant Corp.*..........................  5,960      296,808
Laboratory Corp. of America Holdings*...    540       43,659
St. Jude Medical*.......................  3,700      287,305
Varian Medical Systems*.................  1,500      106,890
Zimmer Holdings*........................  2,654       81,053
                                                  ----------
                                                     941,210
                                                  ----------
HEALTH CARE FACILITIES - 3.0%
HCA, Inc................................  2,920      112,537
Tenet Healthcare Corp.*.................  1,900      111,568
                                                  ----------
                                                     224,105
                                                  ----------
MANAGED HEALTH CARE - 0.8%
First Health Group*.....................  2,500       61,850
                                                  ----------
PHARMACEUTICALS - 54.8%
Abbott Laboratories.....................  5,960      332,270
Allergan, Inc...........................    680       51,034
American Home Products..................  4,000      245,440
AmerisourceBergen Corp..................  6,247      396,997
Andrx Group*............................  1,180       83,084
                                          SHARES    VALUE

Bristol-Myers Squibb....................  3,140   $  160,140
Cardinal Health.........................  2,900      187,514
Eli Lilly and Co........................  1,900      149,226
Forest Laboratories*....................  4,400      360,580
Johnson & Johnson.......................  7,629      450,874
King Pharmaceuticals*...................  4,606      194,051
Medarex, Inc.*..........................  4,420       79,383
Pfizer, Inc.............................  10,870     433,169
Pharmaceutical HOLDRs Trust ADR.........  1,500      147,750
Pharmaceutical Resources*...............  1,200       40,560
Pharmacia Corp..........................  5,720      243,958
Sanofi-Synthelabo SA....................  2,300      171,567
Schering-Plough Corp....................  5,200      186,212
Teva Pharmaceutical Industries Ltd.
  ADR...................................  2,620      161,471
                                                  ----------
                                                   4,075,280
                                                  ----------
Total Common Stock
  (cost $6,907,949).....................           7,171,105
                                                  ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 3.5%
REPURCHASE AGREEMENT - 3.5%
State Street Bank and Trust Company,
  1.74%, 1/2/02
  (collateralized by $240,000
  U.S. Treasury Notes, 6.875%, 05/15/06
  with a value of $265,347)
  (amortized cost $259,000).............    $259        259,000
                                                     ----------
TOTAL INVESTMENTS - 99.9%
  (cost $7,166,949).....................              7,430,105
Other assets less liabilities - 0.1%....                  4,628
                                                     ----------
NET ASSETS - 100.0%.....................             $7,434,733
                                                     ==========

  *  Non-income producing security
ADR = American Depositary Receipt
HOLDRs = Holding Company Depository Receipts

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

COMMON STOCK - 93.9%
AEROSPACE & DEFENSE - 0.5%
Lockheed Martin....................             200   $    9,334
Raytheon Co........................             400       12,988
                                                      ----------
                                                          22,322
                                                      ----------
ALTERNATIVE CARRIERS - 0.4%
Time Warner Telecom, Inc. Class A
  Shrs*............................             900       15,921
                                                      ----------
APPLICATION SOFTWARE - 11.9%
Amdocs Ltd.*.......................             600       20,382
Bea Systems, Inc.* (1).............           2,700       41,580
Check Point Software Technologies
  Ltd.*............................           1,400       55,846
Informatica Corp.*.................           2,700       39,177
Inktomi Corp.*.....................           7,900       53,009
Intuit, Inc.*......................           1,200       51,336
Manugistics Group*.................             700       14,756
Mercury Interactive* (1)...........             700       23,786
PeopleSoft, Inc.*..................             500       20,100
Peregrine Systems, Inc.*...........           3,100       45,973
Rational Software*.................           1,400       27,300
Synopsys, Inc.*....................             800       47,256
TIBCO Software*....................           3,300       49,269
                                                      ----------
                                                         489,770
                                                      ----------
BIOTECHNOLOGY - 1.0%
Gilead Sciences, Inc.*.............             200       13,144
Myriad Genetics, Inc.*.............             300       15,792
Protein Design Labs, Inc.*.........             400       13,120
                                                      ----------
                                                          42,056
                                                      ----------
COMPUTER HARDWARE - 3.7%
Compaq Computer....................           2,000       19,520
Dell Computer*.....................           2,500       67,950
International Business Machines
  (1)..............................             200       24,192
Sun Microsystems*..................           3,500       43,050
                                                      ----------
                                                         154,712
                                                      ----------
COMPUTER STORAGE & PERIPHERALS - 5.4%
Brocade Communications Systems*
  (1)..............................           1,800       59,616
EMC Corp.*.........................           1,300       17,472
Emulex Corp.*......................           1,400       55,314
McData Corp. Class A Shrs*.........           2,000       49,000
QLogic Corp.*......................             900       40,059
                                                      ----------
                                                         221,461
                                                      ----------
DATA PROCESSING SERVICES - 4.4%
First Data Corp....................           1,000       78,450
                                     COUNTRY
                                      CODE    SHARES    VALUE

Fiserv, Inc.*......................           1,500   $   63,480
Paychex, Inc.......................           1,100       38,335
                                                      ----------
                                                         180,265
                                                      ----------
ELECTRICAL EQUIPMENT & INSTRUMENTS - 9.0%
Celestica, Inc.*...................           2,200       88,858
Flextronics International Ltd.*....           5,200      124,748
Jabil Circuit*.....................           1,700       38,624
Sanmina-SCI Corp.*.................           2,500       49,750
Solectron Corp.*...................           3,200       36,096
Teledyne Technologies*.............           2,000       32,580
                                                      ----------
                                                         370,656
                                                      ----------
INTERNET SOFTWARE & SERVICES - 3.5%
Earthlink, Inc.*...................           2,800       34,076
Smartforce Pub Ltd. Co. ADR*.......           2,600       64,350
VeriSign, Inc.*....................           1,200       45,648
                                                      ----------
                                                         144,074
                                                      ----------
IT CONSULTING & SERVICES - 5.0%
Affiliated Computer Services
  Class A Shrs*....................             500       53,065
BISYS Group*.......................             800       51,192
Computer Sciences*.................           1,100       53,878
Electronic Data Systems............             300       20,565
KPMG Consulting*...................           1,600       26,512
                                                      ----------
                                                         205,212
                                                      ----------
MOVIES & ENTERTAINMENT - 1.8%
AOL Time Warner*...................             900       28,890
Gemstar-TV Guide International*....           1,600       44,320
                                                      ----------
                                                          73,210
                                                      ----------
NETWORKING EQUIPMENT - 3.3%
Cisco Systems*.....................           4,100       74,251
Extreme Networks*..................           1,000       12,900
Finisar Corp.*.....................           1,800       18,306
Juniper Networks*..................           1,200       22,740
NetScreen Technologies*............             100        2,213
Oni Systems*.......................           1,000        6,270
                                                      ----------
                                                         136,680
                                                      ----------
SEMICONDUCTORS - 23.6%
Analog Devices*....................           1,600       71,024
Applied Micro
  Circuits* (1)....................           1,300       14,716
Atmel Corp.*.......................           1,100        8,107
Broadcom Corp. Class A Shrs*.......             600       24,522
Cypress Semiconductor*.............           1,300       25,909
Fairchild Semiconductor
  International Class A Shrs*......             700       19,740

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

GlobespanVirata, Inc.*.............           1,406   $   18,208
Integrated Device Technology*......           1,600       42,544
Intel Corp.........................           1,800       56,610
Linear Technology..................           2,000       78,080
LSI Logic*.........................           1,900       29,982
Maxim Integrated Products*.........           1,800       94,518
Microchip Technology*..............           3,000      116,220
Micron Technology*.................           1,100       34,100
National Semiconductor*............           1,100       33,869
Network Appliance*.................           2,400       52,488
NVIDIA Corp.*......................             600       40,140
PMC-Sierra, Inc.*..................           1,200       25,512
RF Micro
  Devices, Inc.* (1)...............           2,000       38,460
Taiwan Semiconductor Manufacturing
  Ltd. ADR.........................             700       12,019
Texas Instruments, Inc.............           2,200       61,600
United Microelectronics ADR........             477        4,579
Vitesse Semiconductor*.............           1,300       16,159
Xilinx, Inc.*......................           1,400       54,670
                                                      ----------
                                                         973,776
                                                      ----------
SEMICONDUCTOR EQUIPMENT - 5.9%
Applied Materials*.................           1,300       52,130
ASM Lithography Holding NV New York
  Registered Shares*...............  NL       1,900       32,395
KLA Tencor Corp.*..................             500       24,780
Kulicke and Soffa
  Industries, Inc.*................             900       15,435
Lam Research Corp.*................           1,500       34,830
Novellus Systems, Inc.*............           1,200       47,340
Teradyne, Inc.*....................           1,200       36,168
                                                      ----------
                                                         243,078
                                                      ----------
SYSTEMS SOFTWARE - 6.9%
Computer Associates
  International, Inc...............             800       27,592
Microsoft Corp.*...................           1,100       72,875
Network Associates, Inc.*..........           1,300       33,605
Oracle Corp.*......................           3,000       41,430
Symantec Corp.*....................             600       39,798
VERITAS Software Corp.*............           1,600       71,728
                                                      ----------
                                                         287,028
                                                      ----------
                                     COUNTRY
                                      CODE    SHARES    VALUE

TELECOMMUNICATIONS EQUIPMENT - 6.8%
Comverse Technology, Inc.*.........           1,300   $   29,081
JDS Uniphase Corp.*................           1,400       12,152
Nokia Corp. ADR....................           2,900       71,137
Polycom, Inc.* (1).................           2,505       86,172
Powerwave Technologies, Inc.*......           2,000       34,560
QUALCOMM, Inc.*....................             500       25,250
Research in Motion Ltd.*...........           1,000       23,720
                                                      ----------
                                                         282,072
                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.8%
Motorola, Inc......................             400        6,008
Sprint Corp. PCS Series 1 Shrs*....           1,100       26,851
                                                      ----------
                                                          32,859
                                                      ----------
Total Common Stock
  (cost $4,236,976)................                    3,875,152
                                                      ----------
WARRANTS - 0.0%
SEMICONDUCTORS - 0.0%
Micron Technology 5/15/08,
  (amortized cost $1,720)..........             100        1,350
                                                      ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 5.9%
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.8%
Fannie Mae Discount Notes, Series BB
  3.35%, 1/24/02 (1)
  (amortized cost $33,927)..............    $ 34           33,927
                                                     ------------
REPURCHASE AGREEMENT - 5.1%
State Street Bank & Trust Company
  1.74%, 1/2/02 (collateralized
  by $140,000 U.S. Treasury
  Bond, 13.250%, 05/15/14 with a value
  of $212,160)
  (amortized cost $208,000).............     208          208,000
                                                     ------------
TOTAL INVESTMENTS - 99.8%
  (cost $4,480,623).....................                4,118,429
Other assets less liabilities - 0.2%....                    8,251
                                                     ------------
NET ASSETS - 100.0%.....................             $  4,126,680
                                                     ============

  *  Non-income producing security
ADR = American Depositary Receipt
NL = Netherlands
(1) Security or portion of the security has been designated as collateral for written options.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

COMMON STOCK - 82.3%
ALTERNATIVE CARRIERS - 5.3%
Asia Global Crossing Ltd.*.........  BD       9,100   $   10,829
Cable & Wireless PLC*..............  UK       2,300       11,051
Time Warner Telecom, Inc. Class A
  Shrs*............................           5,000       88,450
                                                      ----------
                                                         110,330
                                                      ----------
APPLICATION SOFTWARE - 3.0%
Amdocs Ltd.*.......................             800       27,176
BEA Systems, Inc.*.................             800       12,320
Openwave Systems, Inc.*............           1,400       13,706
SignalSoft Corp.*..................           2,200        9,834
                                                      ----------
                                                          63,036
                                                      ----------
CABLE & SATELLITE OPERATORS - 2.8%
Comcast Corp. Special Class A
  Shrs*............................           1,000       36,000
EchoStar Communications Class A
  Shrs*............................             800       21,976
                                                      ----------
                                                          57,976
                                                      ----------
CABLE SATELLITE PROGRAMERS - 3.5%
Liberty Media Corp. Class A
  Shrs*............................           5,200       72,800
                                                      ----------
COMPUTER STORAGE & PERIPHERALS - 2.0%
Brocade Communications Systems*....             600       19,872
EMC Corp.*.........................           1,700       22,848
                                                      ----------
                                                          42,720
                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.6%
Celestica, Inc.*...................  CA       1,200       48,468
Flextronics International Ltd.*....  SN       2,400       57,576
Sanmina-SCI Corp.*.................           1,600       31,840
                                                      ----------
                                                         137,884
                                                      ----------
INTEGRATED TELECOMMUNICATION SERVICES - 12.3%
AT&T Canada ADR Class B*...........  CA       1,200       36,228
AT&T Corp..........................           1,700       30,838
BellSouth Corp.....................             800       30,520
China Unicom Ltd.*.................  CH       12,000      13,235
Colt Telecom Group PLC ADR*........           1,536       10,537
                                     COUNTRY
                                      CODE    SHARES    VALUE

Nortel Networks Corp...............  CA       1,400   $   10,500
Portugal Telecom, SGPS, S.A. ADR...           2,900       22,069
SBC Communications, Inc............           1,000       39,170
Telefonos de Mexico S.A. de C.V.
  ADR..............................             600       21,012
Verizon Communications, Inc........             900       42,714
                                                      ----------
                                                         256,823
                                                      ----------
INTEGRATED TELECOMMUNICATION SERVICES -- LONG DISTANCE - 7.9%
Allegiance Telecom*................           8,700       72,123
Broadwing, Inc.*...................           3,000       28,500
Qwest Communications
  International....................           2,100       29,673
WorldCom, Inc.  - MCI Group........             800       10,160
WorldCom, Inc......................           1,669       23,499
                                                      ----------
                                                         163,955
                                                      ----------
INTERNET SOFTWARE & SERVICES - 0.4%
Digex, Inc.........................           2,800        8,372
                                                      ----------
MOVIES & ENTERTAINMENT - 2.2%
AOL Time Warner, Inc.*.............           1,000       32,100
Gemstar-TV Guide International*....             500       13,850
                                                      ----------
                                                          45,950
                                                      ----------
NATURAL GAS PIPELINES - 1.6%
Dynegy, Inc. Class A Shrs..........             100        2,550
El Paso Corp.......................             700       31,227
                                                      ----------
                                                          33,777
                                                      ----------
NETWORKING EQUIPMENT - 5.3%
Cisco Systems*.....................           2,800       50,708
Extreme Networks*..................           1,450       18,705
Juniper Networks, Inc.*............             500        9,475
Oni Systems*.......................           2,300       14,421
Riverstone Networks*...............           1,100       18,260
                                                      ----------
                                                         111,569
                                                      ----------
SEMICONDUCTORS - 4.3%
Agere Systems Class A Shrs*........           3,700       21,053
Applied Micro Circuits*............           1,600       18,112
PMC Sierra, Inc.*..................             800       17,008

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                      CODE    SHARES    VALUE

RF Micro Devices*..................             800   $   15,384
Vitesse Semiconductor*.............           1,500       18,645
                                                      ----------
                                                          90,202
                                                      ----------
SYSTEMS SOFTWARE - 1.3%
Micromuse, Inc.*...................           1,800       27,000
                                                      ----------
TELECOMMUNICATIONS EQUIPMENT - 11.9%
CIENA Corp.*(1)....................             400        5,724
Comverse Technology, Inc.*.........           1,000       22,370
Ericsson (LM) Telephone AB ADR.....           3,400       17,748
JDS Uniphase Corp.*................           2,100       18,228
Lucent Technologies, Inc...........           1,600       10,064
Nokia Corp. ADR....................           1,500       36,795
Powerwave Technologies, Inc.*......             800       13,824
QUALCOMM, Inc.*....................             900       45,450
Research In Motion Ltd.*...........  CA         100        2,372
Tekelec*...........................           2,000       36,220
UTStarcom, Inc.*...................           1,400       39,900
                                                      ----------
                                                         248,695
                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES - 11.9%
AT&T Wireless*.....................           1,600       22,992
China Mobile Ltd.*.................  HK       3,500       12,321
Leap Wireless International*.......             700       14,679
Nextel Communications, Inc.
  Class A Shrs*....................           3,600       39,456
Nextel Partners Class A Shrs*......           2,200       26,400
NTT DoCoMo, Inc....................  JA           1       11,755
Sprint Corp.-PCS Group
  Series 1*........................             400        9,764
Telecom Italia Mobile SpA..........  IT       6,700       37,394
Vodafone Group PLC.................  UK       16,000      41,811
Western Wireless Corp. Class A*....           1,110       31,358
                                                      ----------
                                                         247,930
                                                      ----------
Total Common Stock
  (cost $2,391,967)................                    1,719,019
                                                      ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)       VALUE

SHORT TERM INVESTMENT - 20.5%
REPURCHASE AGREEMENT - 20.0%
State Street Bank and Trust Company
  1.74%, 1/2/02 (collateralized by
  $375,000 U.S. Treasury Bonds,
  6.750%, 08/15/26 with
  a value of $428,789)
  (amortized cost $418,000).............    $418      $  418,000
                                                      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.5%
Fannie Mae Discount Notes
  1.67%, 1/25/02
  (amortized cost $9,989)...............      10           9,989
                                                      ----------
TOTAL INVESTMENTS - 102.8%
  (cost $2,819,956).....................               2,147,008
Liabilities in excess of other
  assets - (2.8%).......................                 (57,890)
                                                      ----------
NET ASSETS - 100.0%.....................              $2,089,118
                                                      ==========

*Non-income producing security
ADR = American Depositary Receipt
BD = Bermuda
CA = Canada
CH = China
HK = Hong Kong
IT = Italy
JA = Japan
SN = Singapore
UK = United Kingdom
(1) Security or a portion of the security has been designated as collateral for written options.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 92.6%
AIR TRAVEL - 0.8%
Southwest Airlines Co...................  1,800   $   33,264
                                                  ----------
BANKS - 2.5%
National Commerce Financial Corp........  4,190      106,007
                                                  ----------
BEVERAGES - SOFT DRINKS - 1.5%
The Pepsi Bottling Group, Inc...........  2,680       62,980
                                                  ----------
BIOTECH RESEARCH & PRODUCTION - 12.0%
Cephalon, Inc.*.........................    700       52,909
Genzyme Corp.*..........................  2,210      132,290
Gilead Sciences, Inc.*..................    800       52,576
Human Genome Sciences,
  Inc.*.................................    930       31,360
IDEC Pharmaceuticals Corp.*.............  2,060      141,996
ImClone Systems, Inc.*..................    424       19,699
Millennium Pharmaceuticals, Inc.*.......  3,190       78,187
                                                  ----------
                                                     509,017
                                                  ----------
CABLE TV SERVICES - 2.1%
Charter Communications, Inc.
  Class A*..............................  5,400       88,722
                                                  ----------
CASINOS & GAMBLING - 2.3%
International Game
  Technology*...........................  1,430       97,669
                                                  ----------
COMMUNICATION TECHNOLOGY - 3.1%
Harris Corp.............................  1,000       30,510
L-3 Communications Holdings, Inc.*......    650       58,500
McDATA Corp. Class A*...................    400        9,800
Scientific-Atlanta, Inc.................  1,300       31,122
                                                  ----------
                                                     129,932
                                                  ----------
COMPUTER SERVICES & SOFTWARE SYSTEMS - 6.8%
Cadence Design Systems,
  Inc.*.................................  3,490       76,501
Juniper Networks, Inc.*.................    850       16,108
KPMG Consulting, Inc.*..................  2,000       33,140
Mercury Interactive Corp.*..............  1,000       33,980
Network Appliance, Inc.*................  1,800       39,366
Peregrine Systems, Inc.*................  2,750       40,782
VeriSign, Inc.*.........................  1,300       49,452
                                                  ----------
                                                     289,329
                                                  ----------
COMPUTER TECHNOLOGY - 1.3%
NVIDIA Corp.*...........................    820       54,858
                                                  ----------
CONSUMER ELECTRONICS - 1.9%
Electronic Arts, Inc.*..................  1,320       79,134
                                                  ----------
                                          SHARES    VALUE

COSMETICS - 0.5%
Avon Products, Inc......................    500   $   23,250
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 3.4%
Investment Technology Group, Inc.*......    850       33,209
North Fork Bancorporation, Inc..........  1,900       60,781
TCF Financial Corp......................  1,000       47,980
                                                  ----------
                                                     141,970
                                                  ----------
DIVERSIFIED MATERIALS & PROCESSING - 1.2%
American Standard Cos., Inc.*...........    750       51,173
                                                  ----------
DRUGS & PHARMACEUTICAL - 2.5%
Andrx Corp.*............................    400       28,164
Forest Laboratories, Inc.*..............    330       27,044
King Pharmaceuticals, Inc.*.............    700       29,491
Shire Pharmaceuticals Group PLC. ADR*...    520       19,032
                                                  ----------
                                                     103,731
                                                  ----------
EDUCATION SERVICES - 2.2%
Apollo Group, Inc. Class A*.............  2,070       93,171
                                                  ----------
ELECTRONICS - 2.3%
AVX Corp................................    900       21,231
Flextronics International Ltd.*.........  1,000       23,990
Sanmina Corp.*..........................  2,650       52,735
                                                  ----------
                                                      97,956
                                                  ----------
ELECTRONICS - SEMICONDUCTORS - 7.4%
Broadcom Corp. Class A*.................  1,405       57,422
Integrated Device Technology, Inc.*.....  2,400       63,816
Intersil Corp. Class A*.................  2,460       79,335
Maxim Integrated Products, Inc.*........    400       21,004
Microchip Technology, Inc.*.............  1,400       54,236
RF Micro Devices, Inc.*.................  1,950       37,499
                                                  ----------
                                                     313,312
                                                  ----------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 4.7%
Affiliated Computer Services, Inc.
  Class A*..............................    400       42,452
Concord EFS, Inc.*......................  2,080       68,182
SunGard Data Systems, Inc.*.............  3,100       89,683
                                                  ----------
                                                     200,317
                                                  ----------
HEALTH CARE - DIVERSE - 0.8%
Zimmer Holdings, Inc.*..................  1,100       33,594
                                                  ----------
HEALTH CARE - FACILITIES - 5.2%
HEALTHSOUTH Corp.*......................  2,000       29,640

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

Laboratory Corp. of America Holdings*...    720   $   58,212
Quest Diagnostics, Inc.*................  1,850      132,663
                                                  ----------
                                                     220,515
                                                  ----------
HEALTH CARE - MANAGEMENT SERVICES - 0.4%
Universal Health Services, Inc.
  Class B*..............................    400       17,112
                                                  ----------
HEALTH CARE - SERVICES - 1.4%
Express Scripts, Inc.*..................  1,275       59,619
                                                  ----------
HOUSEHOLD EQUIPMENT & PRODUCTS - 1.4%
The Stanley Works.......................  1,300       60,541
                                                  ----------
HOTELS - 0.8%
Marriott International, Inc. Class A....    800       32,520
                                                  ----------
INSURANCE - PROPERTY & CASUALTY - 1.5%
XL Capital Ltd. Class A.................    680       62,125
                                                  ----------
INTERNET SOFTWARE & SERVICES - 0.3%
Yahoo!, Inc.*...........................    800       14,192
                                                  ----------
INVESTMENT MANAGEMENT COMPANIES - 3.6%
Affiliated Managers Group,
  Inc.*.................................    840       59,203
SEI Investments Co......................  1,440       64,959
Waddell & Reed Financial, Inc.
  Class A...............................    940       30,268
                                                  ----------
                                                     154,430
                                                  ----------
MACHINE OIL WELL EQUIPMENT - 4.3%
Nabors Industries, Inc.*................    840       28,837
Rowan Cos., Inc.*.......................  3,700       71,669
Weatherford International,
  Inc.*.................................  2,150       80,109
                                                  ----------
                                                     180,615
                                                  ----------
OIL CRUDE PRODUCERS - 2.7%
Talisman Energy, Inc....................  1,850       70,023
XTO Energy, Inc.........................  2,520       44,100
                                                  ----------
                                                     114,123
                                                  ----------
                                          SHARES    VALUE

RADIO & TV BROADCASTING - 2.6%
Univision Communications, Inc.
  Class A*..............................  1,050   $   42,483
Westwood One, Inc.*.....................  2,260       67,913
                                                  ----------
                                                     110,396
                                                  ----------
RETAIL - 7.3%
Abercrombie & Fitch Co. Class A*........  2,250       59,692
Bed Bath & Beyond, Inc.*................    900       30,510
BJ's Wholesale Club, Inc.*..............  1,500       66,150
CDW Computer Centers, Inc.*.............    400       21,484
Krispy Kreme Doughnuts,
  Inc.*.................................    500       22,100
The Sherwin-Williams Co.................    400       11,000
The Talbots, Inc........................    940       34,075
Tiffany & Co............................    700       22,029
Toys "R" Us, Inc.*......................  1,970       40,858
                                                  ----------
                                                     307,898
                                                  ----------
SECURITY BROKERAGE SERVICES - 1.0%
Legg Mason, Inc.........................    830       41,483
                                                  ----------
UTILITIES - TELECOMMUNICATION - 0.8%
Triton PCS Holdings, Inc. Class A*......  1,200       35,220
                                                  ----------
Total Common Stock
  (cost $3,866,849).....................           3,920,175
                                                  ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 15.3%
REPURCHASE AGREEMENT - 15.3%
State Street Bank and Trust Company
  1.60%, 1/02/02
  (collateralized by $650,000 Federal
  National Mortgage Association, 4.350%,
  08/21/03 with a value of $662,253)
  (amortized cost $649,000).............    $649       649,000
                                                     ---------
TOTAL INVESTMENTS - 107.9%
  (cost $4,515,849).....................             4,569,175
Other assets less liabilities -(7.9%)...              (334,136)
                                                     ---------
NET ASSETS - 100.0%.....................             $4,235,039
                                                     =========

*Non-income producing security

ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 93.5%
AUTO PARTS - 2.1%
Lear Corp.*.............................  1,450   $   55,303
Visteon Corp............................  1,200       18,048
                                                  ----------
                                                      73,351
                                                  ----------
BANKS - 6.2%
City National Corp......................  1,100       51,535
Comerica, Inc...........................    900       51,570
North Fork Bancorporation, Inc..........  1,100       35,189
Southtrust Corp.........................  1,900       46,873
Zions Bancorporation....................    600       31,548
                                                  ----------
                                                     216,715
                                                  ----------
BUILDING MATERIALS - 2.7%
American Standard Cos., Inc.*...........    800       54,584
Vulcan Materials Co.....................    850       40,749
                                                  ----------
                                                      95,333
                                                  ----------
CHEMICALS - 0.9%
Air Products & Chemicals, Inc...........    700       32,837
                                                  ----------
COMMUNICATION TECHNOLOGY - 2.5%
Cablevision Systems Corp. Class A.......    800       37,960
Comverse Technology, Inc.*..............    800       17,896
Harris Corp.............................  1,100       33,561
                                                  ----------
                                                      89,417
                                                  ----------
COMPUTER SERVICES & SOFTWARE SYSTEMS - 3.0%
Apple Computer, Inc.*...................    600       13,140
Cadence Design Systems, Inc.*...........  1,100       24,112
KPMG Consulting, Inc.*..................  1,900       31,483
Sabre Holdings Corp.*...................    900       38,115
                                                  ----------
                                                     106,850
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 2.4%
John Hancock Financial
  Services, Inc.........................  1,200       49,560
TCF Financial Corp......................    700       33,586
                                                  ----------
                                                      83,146
                                                  ----------
DRUGS & PHARMACEUTICAL - 1.5%
ICN Pharmaceuticals, Inc................  1,600       53,600
                                                  ----------
ELECTRIC COMPANIES - 2.1%
FirstEnergy Corp........................  1,400       48,972
Pinnacle West Capital Corp..............    600       25,110
                                                  ----------
                                                      74,082
                                                  ----------
                                          SHARES    VALUE

ELECTRONICS - SEMICONDUCTORS - 1.8%
Arrow Electronics, Inc.*................  1,100   $   32,890
Vishay Intertechnology, Inc.*...........  1,600       31,200
                                                  ----------
                                                      64,090
                                                  ----------
FINANCIAL INFORMATION SERVICES - 0.5%
Dun & Bradstreet Corp.*.................    500       17,650
                                                  ----------
FINANCIAL MISCELLANEOUS - 4.6%
Ambac Financial Group, Inc..............    950       54,967
MBIA, Inc...............................    650       34,860
Radian Group, Inc.......................  1,650       70,867
                                                  ----------
                                                     160,694
                                                  ----------
FOODS - 0.9%
Dean Foods Co.*.........................    450       30,690
                                                  ----------
HEALTH CARE - SERVICES - 1.4%
Omnicare, Inc...........................  2,000       49,760
                                                  ----------
IDENTIFICATION CONTROL & FILTER DEVICES - 1.1%
Pall Corp...............................  1,600       38,496
                                                  ----------
INSURANCE - BROKERS - 1.3%
Aon Corp................................  1,300       46,176
                                                  ----------
INSURANCE - MULTILINE - 3.2%
CIGNA Corp..............................    725       67,171
The Principal Financial Group*..........  1,200       28,800
Willis Group Holdings Ltd.*.............    700       16,485
                                                  ----------
                                                     112,456
                                                  ----------
INSURANCE - PROPERTY - 1.4%
The Chubb Corp..........................    735       50,715
                                                  ----------
INSURANCE - PROPERTY & CASUALTY - 1.4%
XL Capital Ltd. Class A.................    530       48,421
                                                  ----------
INVESTMENT MANAGEMENT COMPANIES - 1.7%
Federated Investors, Inc. Class B.......    800       25,504
Phoenix Cos., Inc.*.....................  1,900       35,150
                                                  ----------
                                                      60,654
                                                  ----------
LODGING - HOTELS - 0.8%
Starwood Hotels & Resorts
  Worldwide, Inc........................    900       26,865
                                                  ----------
MACHINERY & MANUFACTURING - 0.1%
Parker-Hannifin Corp....................    100        4,591
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.5%
Beckman Coulter, Inc....................  1,000   $   44,300
Becton Dickinson & Co...................  1,300       43,095
                                                  ----------
                                                      87,395
                                                  ----------
MILLING - FRUIT & GRAIN - 1.7%
Archer-Daniels-Midland Co...............  4,065       58,333
                                                  ----------
OFFICE FURNITURE & BUSINESS EQUIPMENT - 1.9%
Avery Dennison Corp.....................    300       16,959
Pitney Bowes, Inc.......................  1,300       48,893
                                                  ----------
                                                      65,852
                                                  ----------
OIL - EXPLORATION & PRODUCTION - 1.0%
EOG Resources, Inc......................    900       35,199
                                                  ----------
OIL CRUDE PRODUCERS - 5.6%
Apache Corp.............................    715       35,664
Ocean Energy, Inc.......................  1,800       34,560
Talisman Energy, Inc....................    900       34,065
USX-Marathon Group......................  1,800       54,000
XTO Energy, Inc.........................  2,150       37,625
                                                  ----------
                                                     195,914
                                                  ----------
MUTUAL FUND - 4.0%
Midcap SPDR Trust Series 1..............  1,500      139,200
                                                  ----------
PAINTS & COATINGS - 1.5%
The Sherwin-Williams Co.................  1,900       52,250
                                                  ----------
PUBLISHING - 1.5%
The Reader's Digest Association, Inc.
  Class A...............................  2,300       53,084
                                                  ----------
PUBLISHING - NEWSPAPERS - 1.8%
Belo Corp. Class A......................  1,500       28,125
Knight-Ridder, Inc......................    550       35,712
                                                  ----------
                                                      63,837
                                                  ----------
RADIO & TV BROADCASTING - 1.4%
USA Networks, Inc.*.....................  1,100       30,041
Westwood One, Inc.*.....................    600       18,030
                                                  ----------
                                                      48,071
                                                  ----------
                                          SHARES    VALUE

RAILROADS - 3.0%
Canadian National Railway Co............  1,100   $   53,108
CSX Corp................................  1,500       52,575
                                                  ----------
                                                     105,683
                                                  ----------
REITS - 3.1%
Archstone-Smith Trust...................  1,400       36,820
Avalonbay Communities, Inc..............    850       40,213
Boston Properties, Inc..................    100        3,800
Equity Residential Properties Trust.....    200        5,742
Vornado Reality Trust...................    500       20,800
                                                  ----------
                                                     107,375
                                                  ----------
RESTAURANTS - 2.4%
Brinker International, Inc.*............  1,700       50,592
Tricon Global Restaurants, Inc.*........    700       34,440
                                                  ----------
                                                      85,032
                                                  ----------
RETAIL - 4.5%
AutoNation, Inc.........................  2,700       33,291
Foot Locker, Inc.*......................  1,500       23,475
May Department Stores Co................  1,300       48,074
Payless ShoeSource, Inc.*...............    950       53,342
                                                  ----------
                                                     158,182
                                                  ----------
SAVINGS & LOANS - 0.9%
Golden State Bancorp, Inc...............  1,200       31,380
                                                  ----------
SERVICE COMMERCIAL - 5.8%
GTECH Holdings Corp.*...................  1,200       54,348
Manpower, Inc...........................  1,400       47,194
Viad Corp...............................  1,800       42,624
Waste Management, Inc...................  1,900       60,629
                                                  ----------
                                                     204,795
                                                  ----------
SHIPPING - 1.4%
Teekay Shipping Corp....................  1,400       48,790
                                                  ----------
SPECIALTY PRINTING - 1.5%
Valassis Communications, Inc.*..........  1,500       53,430
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

UTILITIES - ELECTRICAL - 2.0%
Exelon Corp.............................    770   $   36,868
Sierra Pacific Resources................  2,300       34,615
                                                  ----------
                                                      71,483
                                                  ----------
UTILITIES - GAS PIPELINES - 2.4%
Equitable Resources, Inc................  1,500       51,105
Kinder Morgan, Inc......................    600       33,414
                                                  ----------
                                                      84,519
                                                  ----------
Total Common Stock
  (cost $3,092,522).....................           3,286,393
                                                  ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)

SHORT TERM INVESTMENT - 6.6%
REPURCHASE AGREEMENT - 6.6%
State Street Bank and Trust Company
  1.60%, 1/02/02
  (collateralized by $230,000 Federal
  National Mortgage Association, 4.550%,
  07/23/03 with a value of $237,645)
  (amortized cost $232,000).............    $232        232,000
                                                     ----------
TOTAL INVESTMENTS - 100.1%
  (cost $3,324,522).....................              3,518,393
Other assets less
  liabilities - (0.1%)..................                 (3,543)
                                                     ----------
NET ASSETS - 100.0%.....................             $3,514,850
                                                     ==========

*Non-income producing security
ADR = American Depositary Receipt
SPDR = Standard and Poor's Depositary Receipts

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 93.2%
AUTOMOTIVE - 1.1%
General Motors Corp. Class H*...........  5,000   $   77,250
                                                  ----------
BANKS - 8.6%
BB&T Corp...............................  1,600       57,776
FleetBoston Financial Corp..............  6,350      231,775
Wells Fargo & Co........................  6,950      301,977
                                                  ----------
                                                     591,528
                                                  ----------
COMPUTERS & OFFICE EQUIPMENT - 1.7%
Cisco Systems, Inc.*....................  3,100       56,141
Dell Computer Corp.*....................  2,200       59,796
                                                  ----------
                                                     115,937
                                                  ----------
CONSUMER PRODUCTS - 1.7%
Mattel, Inc.............................  1,750       30,100
The Gillette Co.........................  2,650       88,510
                                                  ----------
                                                     118,610
                                                  ----------
DRUGS - 5.3%
American Home Products Corp.............  1,850      113,516
Bristol-Myers Squibb Co.................  1,900       96,900
Merek & Co..............................    600       35,280
Schering-Plough Corp....................  3,450      123,544
                                                  ----------
                                                     369,240
                                                  ----------
ELECTRIC UTILITIES - 6.9%
Duke Energy Corp........................  4,400      172,744
Exelon Corp.............................  6,400      306,432
                                                  ----------
                                                     479,176
                                                  ----------
ELECTRONICS - 1.6%
Agere Systems, Inc.*....................  9,600       54,624
Texas Instruments, Inc..................  2,000       56,000
                                                  ----------
                                                     110,624
                                                  ----------
ENERGY SERVICES - 6.1%
Anadarko Petroleum Corp.................  1,200       68,220
El Paso Corp............................  4,900      218,589
Transocean Sedco Forex, Inc.............  4,050      136,971
                                                  ----------
                                                     423,780
                                                  ----------
                                          SHARES    VALUE

FINANCIAL SERVICES - 21.6%
Citigroup, Inc..........................  4,450   $  224,636
Fannie Mae..............................    800       63,600
Freddie Mac.............................  6,450      421,830
Household International, Inc............  2,950      170,923
J.P. Morgan Chase & Co..................  7,150      259,902
John Hancock Financial Services, Inc....  4,950      204,435
Morgan Stanley Dean
  Witter & Co...........................  1,200       67,128
The Principal Financial Group, Inc.*....  3,500       84,000
                                                  ----------
                                                   1,496,454
                                                  ----------
FOOD SERVICES - 4.0%
McDonald's Corp.........................  10,550     279,258
                                                  ----------
INSURANCE - 1.3%
American International Group, Inc.......    764       60,662
UnumProvident Corp......................  1,200       31,812
                                                  ----------
                                                      92,474
                                                  ----------
MANUFACTURING - 2.3%
Alcan, Inc..............................  4,450      159,889
                                                  ----------
MEDIA - 1.3%
EchoStar Communications Corp. Class
  A*....................................  3,300       90,651
                                                  ----------
MULTIMEDIA - 3.2%
AOL Time Warner, Inc.*..................  2,200       70,620
Clear Channel Communications, Inc.*.....  2,950      150,185
                                                  ----------
                                                     220,805
                                                  ----------
OIL & GAS - 3.6%
Chevron Texaco Corp.....................  1,678      150,366
Halliburton Co..........................  2,850       37,335
NiSource, Inc...........................  2,500       57,650
                                                  ----------
                                                     245,351
                                                  ----------
PAPER & FOREST PRODUCTS - 0.5%
Willamette Industries, Inc..............    700       36,484
                                                  ----------
RETAIL - 7.9%
CVS Corp................................  7,850      232,360
Dollar General Corp.....................  3,600       53,640
Kroger Co.*.............................  8,900      185,743
The Gap, Inc............................  5,200       72,488
                                                  ----------
                                                     544,231
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

SOFTWARE - 2.5%
EMC Corp................................  8,200   $  110,208
Microsoft Corp.*........................    960       63,600
                                                  ----------
                                                     173,808
                                                  ----------
TELECOMMUNICATIONS - 9.9%
SBC Communications, Inc.................  5,250      205,643
Sprint Corp.............................  4,300       86,344
Verizon Communications..................  1,650       78,309
WorldCom, Inc...........................  21,950     309,056
WorldCom, Inc.  - MCI Group.............    572        7,264
                                                  ----------
                                                     686,616
                                                  ----------
TRANSPORTATION - 1.0%
Burlington Northern Santa Fe Corp.......  2,300       65,619
                                                  ----------
                                          SHARES    VALUE

WASTE - 1.1%
Waste Management, Inc...................  2,400   $   76,584
                                                  ----------
Total Common Stock
  (cost $6,597,751).....................           6,454,369
                                                  ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 6.7%
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.7%
Federal Home Loan Bank Discount Note
  1.47%, 1/02/02
  (amortized cost $466,981).............    $467        466,981
                                                     ----------
TOTAL INVESTMENTS - 99.9%
  (cost $7,064,732).....................              6,921,350
Other assets less liabilities - 0.1%....                  4,417
                                                     ----------
NET ASSETS - 100.0%.....................             $6,925,767
                                                     ==========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MANAGED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 80.0%
AEROSPACE & DEFENSE - 1.7%
Boeing Co...............................  2,050   $   79,499
                                                  ----------
BANKS - 9.5%
M&T Bank Corp...........................  2,400      174,840
Wells Fargo & Co........................  6,050      262,872
                                                  ----------
                                                     437,712
                                                  ----------
COMMUNICATION SERVICES - 3.0%
SBC Communications, Inc.................  3,550      139,054
                                                  ----------
COMPUTERS & OFFICE EQUIPMENT - 3.4%
Cisco Systems, Inc.*....................  1,900       34,409
Dell Computer Corp.*....................  2,200       59,796
EMC Corp................................  2,608       35,052
Sun Microsystems, Inc.*.................  2,300       28,290
                                                  ----------
                                                     157,547
                                                  ----------
DRUGS - 3.3%
American Home Products Corp.............  1,700      104,312
Bristol-Myers Squibb Co.................    350       17,850
Schering-Plough Corp....................    900       32,229
                                                  ----------
                                                     154,391
                                                  ----------
ELECTRONICS - 3.7%
Agere Systems, Inc. Class A*............  3,261       18,555
Analog Devices, Inc.*...................  1,200       53,268
General Motors Corp. Class H*...........  4,700       72,615
Texas Instruments, Inc..................  1,025       28,700
                                                  ----------
                                                     173,138
                                                  ----------
ENERGY - 2.1%
Exelon Corp.............................  2,075       99,351
                                                  ----------
ENERGY SERVICES - 3.3%
El Paso Corp............................  1,800       80,298
Transocean Sedco Forex, Inc.............  2,100       71,022
                                                  ----------
                                                     151,320
                                                  ----------
FINANCIAL SERVICES - 19.7%
Citigroup, Inc..........................  3,350      169,108
Fannie Mae..............................    900       71,550
Freddie Mac.............................  6,750      441,450
Household International, Inc............  2,100      121,674
J.P. Morgan Chase & Co..................  1,400       50,890
John Hancock Financial Services.........  1,100       45,430
PNC Financial Services Group............    250       14,050
                                                  ----------
                                                     914,152
                                                  ----------
FOOD SERVICES - 4.4%
McDonald's Corp.........................  7,650      202,495
                                                  ----------
                                          SHARES    VALUE

MANUFACTURING - 7.0%
Alcan, Inc..............................  4,050   $  145,516
Alcoa, Inc..............................  2,150       76,433
ITT Industries, Inc.....................  2,000      101,000
                                                  ----------
                                                     322,949
                                                  ----------
MULTIMEDIA - 0.8%
Clear Channel Communications, Inc.*.....    700       35,637
                                                  ----------
OIL & GAS - 7.3%
ChevronTexaco Corp......................  1,763      157,983
Kerr-McGee Corp.........................    350       19,180
NiSource, Inc...........................  1,800       41,508
Phillips Petroleum Co...................  1,955      117,808
                                                  ----------
                                                     336,479
                                                  ----------
PAPER & FOREST PRODUCTS - 0.1%
Willamette Industries, Inc..............     50        2,606
                                                  ----------
RETAIL - 4.5%
CVS Corp................................  2,100       62,160
Dollar General Corp.....................  1,350       20,115
The Kroger Co.*.........................  6,050      126,263
                                                  ----------
                                                     208,538
                                                  ----------
SOFTWARE & SERVICES - 0.6%
Microsoft Corp.*........................    450       29,813
                                                  ----------
TELECOMMUNICATIONS - 5.6%
Sprint Corp.............................  2,950       59,236
WorldCom, Inc...........................  14,100     198,528
                                                  ----------
                                                     257,764
                                                  ----------
Total Common Stock
  (cost $3,661,432).....................           3,702,445
                                                  ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 21.8%
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.8%
Federal Home Loan Bank Discount Note
  1.47%, 1/02/02
  (amortized cost $1,009,959)...........   $1,010     1,009,959
                                                     ----------
TOTAL INVESTMENTS - 101.8%
  (cost $4,671,391).....................              4,712,404
Other assets less
  liabilities - (1.8%)..................                (83,761)
                                                     ----------
NET ASSETS - 100.0%.....................             $4,628,643
                                                     ==========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 99.4%
ADVERTISING - 7.3%
Lamar Advertising Co. Class A*..........  17,700  $   749,418
WPP Group PLC ADR.......................  6,446       347,439
                                                  -----------
                                                    1,096,857
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 5.3%
Harte-Hanks, Inc........................  6,100       171,837
IMS Healthcare, Inc.....................  6,500       126,815
Oshkosh Truck Corp......................  6,400       312,000
Quintiles Transnational Corp.*..........  11,200      179,760
                                                  -----------
                                                      790,412
                                                  -----------
CONSUMER PRODUCTS - 2.7%
Mattel, Inc.............................  23,500      404,200
                                                  -----------
DRUGS - 4.6%
Cambrex Corp............................  12,200      531,920
Teva Pharmaceutical Industries Ltd.
  ADR...................................  2,500       154,075
                                                  -----------
                                                      685,995
                                                  -----------
ELECTRONICS - 4.8%
Arrow Electronics, Inc.*................  14,050      420,095
Jabil Circuit, Inc.*....................  5,300       120,416
Vishay Intertechnology, Inc.*...........  9,050       176,475
                                                  -----------
                                                      716,986
                                                  -----------
ENERGY SOURCES - 4.1%
Anadarko Petroleum Corp.................  7,400       420,690
Cinergy Corp............................  5,800       193,894
                                                  -----------
                                                      614,584
                                                  -----------
FINANCIAL SERVICES - 3.7%
Countrywide Credit Industries, Inc......  4,200       172,074
John Hancock Financial
  Services, Inc.........................  9,400       388,220
                                                  -----------
                                                      560,294
                                                  -----------
FOOD & BEVERAGES - 4.2%
Dean Foods Co.*.........................  9,300       634,260
                                                  -----------
INSURANCE - 10.3%
Everest Re Group, Ltd...................  6,900       487,830
The Principal Financial Group, Inc.*....  18,700      448,800
UnumProvident Corp......................  10,800      286,308
XL Capital Ltd. Class A.................  3,650       333,464
                                                  -----------
                                                    1,556,402
                                                  -----------
                                          SHARES     VALUE

MACHINERY & ENGINEERING - 2.6%
Varian, Inc.*...........................  12,000  $   389,280
                                                  -----------
MACHINERY & MANUFACTURING - 13.2%
Actuant Corp. Class A...................  12,990      436,464
Carlisle Cos., Inc......................  13,750      508,475
Eaton Corp..............................  4,100       305,081
Parker-Hannifin Corp....................  6,750       309,893
Roper Industries, Inc...................  8,600       425,700
                                                  -----------
                                                    1,985,613
                                                  -----------
MANUFACTURING - 1.3%
Veeco Instruments, Inc.*................  5,600       201,880
                                                  -----------
MEASURING INSTRUMENTS - 4.5%
Thermo Electron Corp....................  16,350      390,111
Waters Corp.*...........................  7,200       279,000
                                                  -----------
                                                      669,111
                                                  -----------
MEDIA - 2.0%
Emmis Communications Corp.*.............  8,000       189,120
Hearst-Argyle Television, Inc.*.........  5,000       107,800
                                                  -----------
                                                      296,920
                                                  -----------
MEDICAL PRODUCTS - 8.4%
Apogent Technologies, Inc.*.............  19,500      503,100
Perkinelmer, Inc........................  4,600       161,092
Sybron Dental Specialties, Inc.*........  27,700      597,766
                                                  -----------
                                                    1,261,958
                                                  -----------
OFFICE FURNISHINGS & SUPPLIES - 1.1%
Herman Miller, Inc......................  6,700       158,522
                                                  -----------
OIL & GAS - 6.5%
NiSource, Inc...........................  17,200      396,632
Piedmont Natural Gas Co., Inc...........  10,100      361,580
Vectren Corp............................  9,400       225,412
                                                  -----------
                                                      983,624
                                                  -----------
OIL & GAS - DRILLING EQUIPMENT - 1.3%
Transocean Sedco Forex, Inc.............  5,900       199,538
                                                  -----------
REAL ESTATE - 3.3%
AMB Property Corp.......................  4,500       117,000
ProLogis Trust..........................  17,900      385,029
                                                  -----------
                                                      502,029
                                                  -----------
RESTAURANTS - 1.5%
Jack In the Box, Inc.*..................  8,100       223,074
                                                  -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

RETAIL - 3.1%
Avon Products, Inc......................  4,600   $   213,900
Dollar General Corp.....................  17,100      254,790
                                                  -----------
                                                      468,690
                                                  -----------
TECHNOLOGY - 1.0%
Amkor Technology, Inc.*.................  9,800       157,094
                                                  -----------
TRANSPORTATION - 2.6%
Canadian National Railway Co............  8,100       391,068
                                                  -----------
TOTAL INVESTMENTS - 99.4%
  (cost $13,303,340)....................           14,948,391
Other assets less liabilities - 0.6%....               91,672
                                                  -----------
NET ASSETS - 100.0%.....................          $15,040,063
                                                  ===========

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 92.9%
BANKS - 4.8%
Cullen/Frost Bankers, Inc...............  14,300  $   441,584
Southwest Bancorporation of
  Texas, Inc.*..........................  10,600      320,862
United Bankshares, Inc..................  10,200      294,372
                                                  -----------
                                                    1,056,818
                                                  -----------
BUSINESS SERVICES - 2.7%
On Assignment, Inc.*....................  26,200      601,814
                                                  -----------
CHEMICALS - 2.4%
Cytec Industries, Inc.*.................  12,200      329,400
OM Group, Inc...........................  3,100       205,189
                                                  -----------
                                                      534,589
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 3.6%
Elcor Corp..............................  7,300       202,867
F.Y.I., Inc.*...........................  10,300      345,050
The Robert Mondavi Corp. Class A*.......  6,518       247,684
                                                  -----------
                                                      795,601
                                                  -----------
COMPUTERS & BUSINESS EQUIPMENT - 2.8%
Electronics for Imaging, Inc.*..........  13,233      295,228
Moore Corp., Ltd........................  34,200      324,900
                                                  -----------
                                                      620,128
                                                  -----------
DRUGS - 3.4%
Alpharma, Inc. Class A..................  12,200      322,690
Cambrex Corp............................  10,000      436,000
                                                  -----------
                                                      758,690
                                                  -----------
EDUCATION - 3.5%
Learning Tree International, Inc.*......  27,700      772,830
                                                  -----------
ELECTRIC UTILITIES - 4.0%
Black Hills Corp........................  14,000      473,760
MDU Resources Group, Inc................  14,862      418,365
                                                  -----------
                                                      892,125
                                                  -----------
ELECTRICAL EQUIPMENT - 4.1%
Axcelis Technologies, Inc.*.............  25,928      334,212
C&D Technologies, Inc...................  16,300      372,455
Littelfuse, Inc.*.......................  7,900       207,296
                                                  -----------
                                                      913,963
                                                  -----------
ELECTRICAL EQUIPMENT & INSTRUMENTS - 1.0%
Gentex Corp.*...........................  8,100       216,513
                                                  -----------
                                          SHARES     VALUE

ELECTRONICS - 5.1%
Actel Corp.*............................  20,400  $   406,164
Pericom Semiconductor Corp.*............  1,700        24,650
SIPEX Corp.*............................  20,073      257,938
Veeco Instruments, Inc.*................  12,195      439,630
                                                  -----------
                                                    1,128,382
                                                  -----------
FINANCIAL SERVICES - 11.2%
Affiliated Managers Group, Inc.*........  7,600       535,648
Gladstone Capital Corp..................  20,600      381,100
Metris Cos., Inc........................  15,900      408,789
The Profit Recovery Group
  International, Inc.*..................  84,000      684,600
Waddell & Reed Financial, Inc.
  Class A...............................  14,400      463,680
                                                  -----------
                                                    2,473,817
                                                  -----------
HEALTH SERVICES - 3.0%
Albany Molecular Research, Inc.*........  12,600      333,774
CorVel Corp.*...........................  10,250      335,687
                                                  -----------
                                                      669,461
                                                  -----------
HOTELS & RESTAURANTS - 6.0%
CEC Entertainment, Inc.*................  11,600      503,324
Innkeepers USA Trust....................  37,700      369,460
MeriStar Hospitality Corp...............  32,300      458,660
                                                  -----------
                                                    1,331,444
                                                  -----------
INSURANCE - 4.9%
Annuity and Life Re (Holdings) Ltd......  15,200      381,672
Insurance Auto Auctions, Inc.*..........  29,000      420,790
StanCorp Financial Group, Inc...........  5,800       274,050
                                                  -----------
                                                    1,076,512
                                                  -----------
MACHINERY & ENGINEERING - 1.8%
Varian, Inc.*...........................  12,481      404,884
                                                  -----------
MACHINERY & MANUFACTURING - 6.0%
Graco, Inc..............................  11,400      445,170
Kaydon Corp.............................  18,100      410,508
Precision Castparts Corp................  16,400      463,300
                                                  -----------
                                                    1,318,978
                                                  -----------
MEDICAL PRODUCTS - 1.5%
Edwards Lifesciences Corp.*.............  11,700      323,271
                                                  -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

OIL & GAS - DRILLING EQUIPMENT - 2.8%
Carbo Ceramics, Inc.....................  6,500   $   254,540
Universal Compression
  Holdings, Inc.*.......................  12,300      362,727
                                                  -----------
                                                      617,267
                                                  -----------
PAPER PRODUCTS - 4.5%
Buckeye Technologies, Inc.*.............  42,300      486,450
Intertape Polymer Group, Inc.*..........  61,700      512,110
                                                  -----------
                                                      998,560
                                                  -----------
RETAIL - 7.9%
American Eagle Outfitters, Inc.*........  11,500      300,955
Big Lots, Inc.*.........................  62,100      645,840
Kenneth Cole Productions, Inc.
  Class A*..............................  15,700      277,890
Longs Drug Stores Corp..................  8,500       198,730
Oakley, Inc.*...........................  20,500      333,330
                                                  -----------
                                                    1,756,745
                                                  -----------
TECHNOLOGY - 2.9%
SBS Technologies, Inc.*.................  14,300      208,351
ScanSource, Inc.*.......................  9,200       437,920
                                                  -----------
                                                      646,271
                                                  -----------
                                          SHARES     VALUE

TRANSPORTATION - 3.0%
Kirby Corp.*............................  11,400  $   314,070
Ryder Systems, Inc......................  15,941      353,093
                                                  -----------
                                                      667,163
                                                  -----------
Total Common Stock
  (cost $19,133,452)....................           20,575,826
                                                  -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 5.7%
U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.7%
Federal Home Loan Bank Discount Notes
  1.47%, 1/02/02
  (amortized cost $1,258,949)...........   $1,259      1,258,949
                                                     -----------
TOTAL INVESTMENTS - 98.6%
  (cost $20,392,401)....................              21,834,775
Other assets less liabilities - 1.4%....                 305,183
                                                     -----------
NET ASSETS - 100.0%.....................             $22,139,958
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 98.2%
AUTOMOBILES & COMPONENTS - 0.9%
Delphi Automotive Systems Corp..........  33,500  $   457,610
                                                  -----------
BANKS - 5.0%
Astoria Financial Corp..................  10,000      264,600
M&T Bank Corp...........................  9,600       699,360
Pacific Century Financial Corp..........  14,000      362,460
Sovereign Bancorp, Inc..................  38,100      466,344
UnionBanCal Corp........................  21,800      828,400
                                                  -----------
                                                    2,621,164
                                                  -----------
CAPITAL GOODS - 7.2%
American Standard Cos., Inc.*...........  8,900       607,247
Ingersoll-Rand Co.......................  18,300      765,123
Lockheed Martin Corp....................  12,600      588,042
Northrop Grumman Corp...................  6,500       655,265
Parker-Hannifin Corp....................  18,000      826,380
SPX Corp.*..............................  2,500       342,250
                                                  -----------
                                                    3,784,307
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 5.7%
ARAMARK Corp. Class B*..................  8,600       231,340
Cintas Corp.............................  6,800       326,400
Herman Miller, Inc......................  12,250      289,835
Iron Mountain, Inc.*....................  5,350       234,330
Manpower, Inc...........................  31,000    1,045,010
Robert Half International, Inc.*........  19,700      525,990
The BISYS Group, Inc.*..................  4,900       313,551
                                                  -----------
                                                    2,966,456
                                                  -----------
CONSUMER DURABLES & APPAREL - 5.6%
Callaway Golf Co........................  24,600      471,090
Mattel, Inc.............................  68,700    1,181,640
Newell Rubbermaid, Inc..................  14,000      385,980
NIKE, Inc. Class B......................  15,600      877,344
                                                  -----------
                                                    2,916,054
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 6.4%
E*TRADE Group, Inc.*....................  31,100      318,775
Investment Technology Group, Inc.*......  18,500      722,795
Legg Mason, Inc.........................  21,100    1,054,578
State Street Corp.......................  8,100       423,225
The Bear Stearns Cos., Inc..............  3,400       199,376
Waddell & Reed Financial, Inc.
  Class A...............................  18,900      608,580
                                                  -----------
                                                    3,327,329
                                                  -----------
ENERGY - 6.8%
BJ Services Co.*........................  17,200      558,140
                                          SHARES     VALUE

EOG Resources, Inc......................  15,300  $   598,383
Nabors Industries, Inc.*................  10,700      367,331
Noble Drilling Corp.*...................  25,200      857,808
Rowan Cos., Inc.*.......................  18,800      364,156
Varco International, Inc.*..............  26,500      396,970
Weatherford International, Inc.*........  10,950      407,997
                                                  -----------
                                                    3,550,785
                                                  -----------
FOOD, BEVERAGES & TOBACCO - 2.7%
Kellogg Co..............................  20,200      608,020
The Pepsi Bottling Group, Inc...........  33,700      791,950
                                                  -----------
                                                    1,399,970
                                                  -----------
HEALTHCARE EQUIPMENT & SERVICES - 8.9%
Anthem, Inc.*...........................  10,600      524,700
Beckman Coulter, Inc....................  11,200      496,160
Becton, Dickinson & Co..................  26,200      868,530
Health Management Associates, Inc.
  Class A*..............................  45,600      839,040
McKesson HBOC, Inc......................  27,000    1,009,800
Quest Diagnostics, Inc.*................  6,500       466,115
St. Jude Medical, Inc.*.................  3,400       264,010
WebMD Corp.*............................  27,700      195,562
                                                  -----------
                                                    4,663,917
                                                  -----------
HOTELS, RESTAURANTS & LEISURE - 1.0%
Host Marriott Corp......................  60,000      540,000
                                                  -----------
INSURANCE - 4.1%
Ace Ltd.................................  34,700    1,393,205
Ambac Financial Group, Inc..............  5,475       316,784
MBIA, Inc...............................  8,500       455,855
                                                  -----------
                                                    2,165,844
                                                  -----------
MATERIALS - 4.1%
Abitibi-Consolidated, Inc...............  84,400      617,808
Bowater, Inc............................  17,110      816,147
Rohm & Haas Co..........................  11,000      380,930
Sealed Air Corp.*.......................  8,300       338,806
                                                  -----------
                                                    2,153,691
                                                  -----------
MEDIA - 5.1%
E.W. Scripps Co. Class A................  7,800       514,800
Knight-Ridder, Inc......................  10,100      655,793
Lamar Advertising Co. Class A*..........  18,950      802,343
USA Networks, Inc.*.....................  26,500      723,715
                                                  -----------
                                                    2,696,651
                                                  -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

PHARMACEUTICALS & BIOTECHNOLOGY - 5.0%
Applera Corp. - Celera Genomics
  Group*................................  15,100  $   403,019
Cephalon, Inc.*.........................  5,500       415,717
Gilead Sciences, Inc.*..................  8,000       525,760
Regeneron Pharmaceuticals, Inc.*........  9,700       273,152
Vertex Pharmaceuticals Inc.*............  19,300      474,587
Watson Pharmaceuticals, Inc.*...........  17,000      533,630
                                                  -----------
                                                    2,625,865
                                                  -----------
RETAILING - 4.6%
BJ's Wholesale Club, Inc.*..............  9,700       427,770
Staples, Inc.*..........................  59,100    1,105,170
Williams-Sonoma, Inc.*..................  21,000      900,900
                                                  -----------
                                                    2,433,840
                                                  -----------
SOFTWARE & SERVICES - 6.2%
Cadence Design Systems, Inc.*...........  18,000      394,560
Gartner Group, Inc. Class A*............  61,400      717,766
Intuit, Inc.*...........................  26,400    1,129,392
Openwave Systems, Inc.*.................  26,500      259,435
Rational Software Corp.*................  12,700      247,650
Synopsys, Inc.*.........................  8,100       478,467
                                                  -----------
                                                    3,227,270
                                                  -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 10.9%
International Rectifier Corp.*..........  8,900       316,640
Lam Research Corp.*.....................  32,100      745,362
Lattice Semiconductor Corp.*............  29,600      608,872
PerkinElmer, Inc........................  27,400      959,548
Sanmina Corp.*..........................  39,900      794,010
Tektronix, Inc.*........................  17,400      448,572
Teradyne, Inc.*.........................  21,970      662,176
Vishay Intertechnology, Inc.*...........  18,600      362,700
Waters Corp.*...........................  20,700      802,125
                                                  -----------
                                                    5,700,005
                                                  -----------
TELECOMMUNICATION SERVICES - 2.1%
American Tower Corp. Class A*...........  81,000      767,070
Time Warner Telecom, Inc. Class A*......  19,100      337,879
                                                  -----------
                                                    1,104,949
                                                  -----------
                                          SHARES     VALUE

TRANSPORTATION - 2.8%
CNF, Inc................................  8,000   $   268,400
Ryanair Holdings PLC ADR*...............  17,800      570,490
Southwest Airlines Co...................  33,400      617,232
                                                  -----------
                                                    1,456,122
                                                  -----------
UTILITIES - 3.1%
DPL, Inc................................  31,600      760,928
KeySpan Corp............................  24,600      852,390
                                                  -----------
                                                    1,613,318
                                                  -----------
Total Common Stock
  (cost $47,430,024)....................           51,405,147
                                                  -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 0.4%
REPURCHASE AGREEMENT - 0.4%
State Street Bank and Trust Company
  1.60%, 1/02/02
  (collateralized by $210,000 U.S.
  Treasury Notes, 5.125%, 12/31/02 with
  a value of $216,103)
  (amortized cost $207,000).............    $207         207,000
                                                     -----------
TOTAL INVESTMENTS - 98.6%
  (cost $47,637,024)....................              51,612,147
Other assets less liabilities - 1.4%....                 745,225
                                                     -----------
NET ASSETS - 100.0%.....................             $52,357,372
                                                     ===========

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 99.4%
BANKS - 4.6%
Bank of America Corp....................  1,600   $  100,720
Golden West Financial Corp..............    400       23,540
Pacific Century Financial Corp..........  2,000       51,780
UnionBanCal Corp........................  2,100       79,800
Wachovia Corp...........................  1,600       50,176
                                                  ----------
                                                     306,016
                                                  ----------
CAPITAL GOODS - 7.1%
General Electric Co.....................  4,500      180,360
Lockheed Martin Corp....................  2,200      102,674
Tyco International Ltd..................  3,200      188,480
                                                  ----------
                                                     471,514
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
First Data Corp.........................  1,500      117,675
Waste Management, Inc...................  1,000       31,910
                                                  ----------
                                                     149,585
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 8.1%
Citigroup, Inc..........................  5,166      260,780
Fannie Mae..............................  1,600      127,200
Goldman Sachs Group, Inc................    100        9,275
Investment Technology Group, Inc.*......    700       27,349
Merrill Lynch & Co., Inc................  1,600       83,392
PNC Financial Services Group............    600       33,720
                                                  ----------
                                                     541,716
                                                  ----------
ENERGY - 5.6%
Burlington Resources, Inc...............  2,200       82,588
ChevronTexaco Corp......................  1,031       92,388
Exxon Mobil Corp........................  2,700      106,110
GlobalSantaFe Corp......................  1,700       48,484
Sunoco, Inc.............................  1,200       44,808
                                                  ----------
                                                     374,378
                                                  ----------
FOOD/BEVERAGE/TOBACCO - 4.2%
PepsiCo, Inc............................  1,800       87,642
Philip Morris Cos., Inc.................  2,200      100,870
R.J. Reynolds Tobacco Holdings, Inc.....    900       50,670
The Pepsi Bottling Group, Inc...........  1,600       37,600
                                                  ----------
                                                     276,782
                                                  ----------
                                          SHARES    VALUE

FOOD & DRUG RETAILING - 3.5%
CVS Corp................................  3,100   $   91,760
Safeway, Inc.*..........................  2,700      112,725
The Kroger Co.*.........................  1,300       27,131
                                                  ----------
                                                     231,616
                                                  ----------
HEALTHCARE EQUIPMENT & SERVICES - 3.5%
AmerisourceBergen Corp..................    500       31,775
Baxter International, Inc...............    750       40,223
Becton, Dickinson & Co..................  1,800       59,670
HCA  - The Healthcare Co................    700       26,978
McKesson HBOC, Inc......................  1,900       71,060
                                                  ----------
                                                     229,706
                                                  ----------
HOUSEHOLD & PERSONAL PRODUCTS - 2.9%
Kimberly-Clark Corp.....................    600       35,880
Procter & Gamble Co.....................  2,000      158,260
                                                  ----------
                                                     194,140
                                                  ----------
INSURANCE - 4.2%
Ambac Financial Group, Inc..............  1,750      101,255
American International Group, Inc.......  1,336      106,078
St. Paul Cos., Inc......................  1,600       70,352
                                                  ----------
                                                     277,685
                                                  ----------
MATERIALS - 2.9%
Alcoa, Inc..............................    700       24,885
Du Pont de Nemours and Co...............  1,700       72,267
Engelhard Corp..........................  1,200       33,216
Freeport-McMoRan Copper Class A*........  2,800       36,120
Temple-Inland, Inc......................    500       28,365
                                                  ----------
                                                     194,853
                                                  ----------
MEDIA - 4.4%
Adelphia Communications Corp.
  Class A...............................  1,300       40,534
AOL Time Warner, Inc.*..................  3,800      121,980
Knight-Ridder, Inc......................    700       45,451
Liberty Media Corp. Series A*...........  6,200       86,800
                                                  ----------
                                                     294,765
                                                  ----------
MUTUAL FUND - 0.9%
SPDR Trust Series 1.....................    500       57,115
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

PHARMACEUTICALS & BIOTECHNOLOGY - 11.4%
Abbott Laboratories.....................  2,400   $  133,800
American Home Products Corp.............  1,400       85,904
Cephalon, Inc.*.........................    600       45,351
Eli Lilly & Co..........................  1,000       78,540
Immunex Corp.*..........................  1,300       36,023
Merck & Co., Inc........................    800       47,040
Pfizer, Inc.............................  1,100       43,835
Pharmacia Corp..........................  4,195      178,917
Schering-Plough Corp....................  3,100      111,011
                                                  ----------
                                                     760,421
                                                  ----------
RESTAURANTS - 0.9%
McDonald's Corp.........................  2,200       58,234
                                                  ----------
RETAILING - 6.6%
Bed Bath & Beyond, Inc.*................  2,100       71,190
Dollar General Corp.....................  3,100       46,190
Home Depot, Inc.........................  1,750       89,267
Lowe's Cos., Inc........................  1,500       69,615
Target Corp.............................  1,900       77,995
Wal-Mart Stores, Inc....................  1,500       86,325
                                                  ----------
                                                     440,582
                                                  ----------
SOFTWARE & SERVICES - 5.3%
Microsoft Corp.*........................  4,000      265,000
Oracle Corp.*...........................  3,500       48,335
VeriSign, Inc.*.........................  1,107       42,110
                                                  ----------
                                                     355,445
                                                  ----------
TECHNOLOGY HARDWARE & EQUIPMENT - 11.6%
Analog Devices, Inc.*...................    700       31,073
Cisco Systems, Inc.*....................  6,000      108,660
Credence Systems Corp.*.................  1,500       27,855
Dell Computer Corp.*....................  1,600       43,488
Hewlett-Packard Co......................  4,100       84,214
Intel Corp..............................  2,100       66,045
International Business Machines Corp....    700       84,672
Lexmark International, Inc.
  Class A*..............................    500       29,500
Linear Technology Corp..................    700       27,328
Motorola, Inc...........................  1,200       18,024
QUALCOMM, Inc.*.........................    600       30,300
Sanmina Corp.*..........................  2,000       39,800
Solectron Corp.*........................  2,600       29,328
Sun Microsystems, Inc.*.................  2,000       24,600
Sycamore Networks, Inc.*................  7,600       40,736
Texas Instruments, Inc..................    800       22,400
Vitesse Semiconductor Corp.*............  2,100       26,103
Xilinx, Inc.*...........................    900       35,145
                                                  ----------
                                                     769,271
                                                  ----------
                                          SHARES    VALUE

TELECOMMUNICATION SERVICES - 5.1%
AT&T Corp...............................  4,000   $   72,560
Qwest Communications
  International, Inc....................  2,000       28,260
Sprint Corp.............................  2,300       46,184
Verizon Communications..................  2,500      118,650
WorldCom, Inc...........................  5,350       75,328
                                                  ----------
                                                     340,982
                                                  ----------
TRANSPORTATION - 1.0%
FedEx Corp.*............................    600       31,128
USFreightways Corp......................  1,100       34,540
                                                  ----------
                                                      65,668
                                                  ----------
UTILITIES - 3.4%
Dominion Resources, Inc.................    600       36,060
Duke Energy Corp........................  1,400       54,964
Dynegy, Inc. Class A....................  2,000       51,000
Exelon Corp.............................  1,812       86,759
                                                  ----------
                                                     228,783
                                                  ----------
TOTAL INVESTMENTS - 99.4%
  (cost $6,755,532).....................           6,619,257
Other assets less liabilities - 0.6%....              38,698
                                                  ----------
NET ASSETS - 100.0%.....................          $6,657,955
                                                  ==========

*Non-income producing security
SPDR = Standard and Poor's Depositary Receipts

--------------------------------------------------------------------------------

See Notes to Financial Statements.

SELECT EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 98.5%
CAPITAL GOODS - 5.0%
Tyco International Ltd..................  9,700   $   571,330
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 5.5%
Accenture Ltd.*.........................  23,600      635,312
                                                  -----------
CONSUMER DURABLES & APPAREL - 3.4%
NIKE, Inc. Class B......................  6,900       388,056
                                                  -----------
COSMETICS & TOILETRIES - 3.5%
The Estee Lauder Cos., Inc. Class A.....  12,600      403,956
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 11.6%
Citigroup, Inc..........................  9,566       482,892
Goldman Sachs Group, Inc................  5,400       500,850
Merrill Lynch & Co., Inc................  6,600       343,992
                                                  -----------
                                                    1,327,734
                                                  -----------
ENERGY - 4.9%
Exxon Mobil Corp........................  7,000       275,100
Schlumberger Ltd........................  5,200       285,740
                                                  -----------
                                                      560,840
                                                  -----------
FOOD & DRUG RETAILING - 3.1%
CVS Corp................................  11,900      352,240
                                                  -----------
HARDWARE - 2.9%
Micron Technology, Inc.*................  10,800      334,800
                                                  -----------
HEALTHCARE EQUIPMENT & SERVICES - 2.9%
McKesson HBOC, Inc......................  8,900       332,860
                                                  -----------
INSURANCE - 6.0%
American International Group, Inc.......  4,800       381,120
Marsh & McLennan Cos., Inc..............  2,900       311,605
                                                  -----------
                                                      692,725
                                                  -----------
MATERIALS - 2.7%
Alcoa, Inc..............................  8,600       305,730
                                                  -----------
MEDIA - 9.0%
AOL Time Warner, Inc.*..................  15,700      503,970
Liberty Media Corp. Series A*...........  18,900      264,600
Omnicom Group, Inc......................  2,900       259,115
                                                  -----------
                                                    1,027,685
                                                  -----------
                                          SHARES     VALUE

PHARMACEUTICALS & BIOTECHNOLOGY - 8.3%
Amgen, Inc.*............................  5,800   $   327,352
Eli Lilly & Co..........................  3,600       282,744
Pfizer, Inc.............................  8,500       338,725
                                                  -----------
                                                      948,821
                                                  -----------
RETAILING - 6.9%
Home Depot, Inc.........................  10,000      510,100
Wal-Mart Stores, Inc....................  4,900       281,995
                                                  -----------
                                                      792,095
                                                  -----------
SOFTWARE & SERVICES - 9.8%
Adobe Systems, Inc......................  7,100       220,455
Intuit, Inc.*...........................  10,700      457,746
Microsoft Corp.*........................  6,700       443,875
                                                  -----------
                                                    1,122,076
                                                  -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 7.0%
Cisco Systems, Inc.*....................  15,200      275,272
Compaq Computer Corp....................  32,000      312,320
EMC Corp................................  15,800      212,352
                                                  -----------
                                                      799,944
                                                  -----------
TRANSPORTATION - 3.0%
Fedex Corp.*............................  6,600       342,408
                                                  -----------
UTILITIES - 3.0%
El Paso Corp............................  7,700       343,497
                                                  -----------
Total Common Stock
  (cost $10,598,770)....................           11,282,109
                                                  -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENT - 4.7%
REPURCHASE AGREEMENT - 4.7%
State Street Bank and Trust Company
  1.60%, 1/02/02
  (collateralized by $530,000 U.S.
  Treasury Notes, 5.125%, 12/31/02 with
  a value of $545,403)
  (amortized cost $533,000).............    $533         533,000
                                                     -----------
TOTAL INVESTMENTS - 103.2%
  (cost $11,131,770)....................              11,815,109
Other assets less
  liabilities - (3.2%)..................                (367,007)
                                                     -----------
NET ASSETS - 100.0%.....................             $11,448,102
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001                                     SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           MONEY MARKET  INVESTMENT GRADE  REAL ESTATE  DAVIS FINANCIAL  DAVIS VENTURE  INVESCO ENERGY
                               FUND         BOND FUND         FUND           FUND         VALUE FUND         FUND
                           ------------  ----------------  -----------  ---------------  -------------  --------------
ASSETS
Investment in securities,
  at value...............  $115,798,592    $86,516,484     $25,997,376    $ 8,995,365     $30,341,318     $3,071,623
Repurchase Agreements, at
  value and cost.........           --              --              --      1,093,000       1,794,000        291,000
Cash.....................        4,882         278,888         185,319          1,033           1,560            414
Interest and dividends
  receivable.............       78,670         884,306         158,437         10,122          46,212          2,394
Receivable for Fund
  shares sold............    1,228,965           1,162          58,942         10,280          41,116             37
Receivable for
  investments sold.......           --              --              --         54,496              --             --
Receivable due from
  adviser................           --              --              --         14,718              --         24,659
Net receivable for
  forward foreign
  currency exchange
  contracts..............           --              --              --             --              --             --
Other assets.............          518             229             107             35             208             26
                           ------------    -----------     -----------    -----------     -----------     ----------
Total Assets.............  117,111,627      87,681,069      26,400,181     10,179,049      32,224,414      3,390,153
                           ------------    -----------     -----------    -----------     -----------     ----------
LIABILITIES
Payable for investments
  purchased..............           --       6,412,812         502,778             --          27,143         14,949
Payable for Fund shares
  redeemed...............          150         152,930             353             --              --             --
Written outstanding
  options written, at
  value (premiums
  received) $0, $0, $0,
  $0, $0, $0)............           --              --              --             --              --             --
Adviser fee payable......      133,642          81,247          41,590             --          53,861             --
Accrued expenses and
  other liabilities......       32,038          34,766          31,183         26,498          33,367         27,312
                           ------------    -----------     -----------    -----------     -----------     ----------
Total Liabilities........      165,830       6,681,755         575,904         26,498         114,371         42,261
                           ------------    -----------     -----------    -----------     -----------     ----------
NET ASSETS...............  $116,945,797    $80,999,314     $25,824,277    $10,152,551     $32,110,043     $3,347,892
                           ============    ===========     ===========    ===========     ===========     ==========
COMPOSITION OF NET ASSETS
Paid-in Capital..........  116,947,702      81,101,487      23,074,769     10,190,065      35,412,638      4,067,339
Undistributed
  (distribution in excess
  of) net investment
  income.................           --              --         125,173         14,070           1,130             (5)
Accumulated net realized
  gain (loss) on
  investments............       (1,905)       (339,838)        331,054       (313,200)     (3,403,777)      (544,455)
Net unrealized
  appreciation
  (depreciation) of
  investments............           --         237,665       2,293,281        261,616         100,052       (174,987)
                           ------------    -----------     -----------    -----------     -----------     ----------
                           $116,945,797    $80,999,314     $25,824,277    $10,152,551     $32,110,043     $3,347,892
                           ============    ===========     ===========    ===========     ===========     ==========
Share of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................  116,947,702       8,365,462       2,179,797        967,987       3,673,951        390,629
                           ============    ===========     ===========    ===========     ===========     ==========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........  $      1.00     $      9.68     $     11.85    $     10.49     $      8.74     $     8.57
                           ============    ===========     ===========    ===========     ===========     ==========
Investments in securities
  and Repurchase
  Agreements, at cost....  $115,798,592    $86,278,819     $23,704,095    $ 9,826,749     $32,035,266     $3,357,608
                           ============    ===========     ===========    ===========     ===========     ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     83

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (CONTINUED)                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                              INVESCO      INVESCO         INVESCO        NEUBERGER BERMAN  NEUBERGER BERMAN
                              HEALTH      TECHNOLOGY  TELECOMMUNICATIONS   MID CAP GROWTH       MID CAP       VALUE EQUITY
                           SCIENCES FUND     FUND            FUND               FUND           VALUE FUND         FUND
                           -------------  ----------  ------------------  ----------------  ----------------  ------------
ASSETS
Investment in securities,
  at value...............   $7,171,105    $3,910,429      $1,729,008         $3,920,175        $3,286,393      $6,921,350
Repurchase Agreements, at
  value and cost.........      259,000      208,000          418,000            649,000           232,000              --
Cash.....................          310           24              312              1,099               386             552
Interest and dividends
  receivable.............        2,125          208              864                810             2,828           4,293
Receivable for Fund
  shares sold............        8,542       21,996            1,614              9,484             4,020           4,150
Receivable for
  investments sold.......           --           --            3,336                 --                --              --
Receivable due from
  adviser................       20,787       33,337           39,296             30,903            33,530          23,174
Net receivable for
  forward foreign
  currency exchange
  contracts..............           --           --              260                 --                --              --
Other assets.............           26           26               26                 17                17              21
                            ----------    ----------      ----------         ----------        ----------      ----------
Total Assets.............    7,461,895    4,174,020        2,192,716          4,611,488         3,559,174       6,953,540
                            ----------    ----------      ----------         ----------        ----------      ----------
LIABILITIES
Payable for investments
  purchased..............           --           --           72,580            349,817            14,984              --
Payable for Fund shares
  redeemed...............           --           --               --                 --                --              --
Written outstanding
  options written, at
  value (premiums
  received) $0, $16,955,
  $1,196, $0, $0, $0)....           --       18,760            1,180                 --                --              --
Adviser fee payable......           --           --               --                 --                --              --
Accrued expenses and
  other liabilities......       27,162       28,580           29,838             26,632            29,340          27,773
                            ----------    ----------      ----------         ----------        ----------      ----------
Total Liabilities........       27,162       47,340          103,598            376,449            44,324          27,773
                            ----------    ----------      ----------         ----------        ----------      ----------
NET ASSETS...............   $7,434,733    $4,126,680      $2,089,118         $4,235,039        $3,514,850      $6,925,767
                            ==========    ==========      ==========         ==========        ==========      ==========
COMPOSITION OF NET ASSETS
Paid-in Capital..........    7,320,643    5,058,119        3,461,557          4,626,697         3,487,181       7,201,149
Undistributed
  (distributions in
  excess of) net
  investment income......           --           --              (66)                --                --              --
Accumulated net realized
  loss on investments....     (149,066)    (567,440)        (699,459)          (444,984)         (166,202)       (132,000)
Net unrealized
  appreciation
  (depreciation) of
  investments............      263,156     (363,999)        (672,914)            53,326           193,871        (143,382)
                            ----------    ----------      ----------         ----------        ----------      ----------
                            $7,434,733    $4,126,680      $2,089,118         $4,235,039        $3,514,850      $6,925,767
                            ==========    ==========      ==========         ==========        ==========      ==========
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................      726,188      576,948          375,370            484,413           356,389         661,535
                            ==========    ==========      ==========         ==========        ==========      ==========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........   $    10.24    $    7.15       $     5.57         $     8.74        $     9.86      $    10.47
                            ==========    ==========      ==========         ==========        ==========      ==========
Investments in securities
  and Repurchase
  Agreements, at cost....   $7,166,949    $4,480,623      $2,819,956         $4,515,849        $3,324,522      $7,064,732
                            ==========    ==========      ==========         ==========        ==========      ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     84

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (CONTINUED)                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                           BLUE CHIP
                           VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP    MID CAP       INVESTORS     SELECT EQUITY
                               FUND           FUND            FUND           FUND      FOUNDATION FUND      FUND
                           -------------  -------------  ---------------  -----------  ---------------  -------------
ASSETS
Investment in securities,
  at value...............   $4,712,404     $14,948,391     $21,834,775    $51,405,147    $6,619,257      $11,282,109
Repurchase Agreements, at
  value and cost.........           --              --              --       207,000             --          533,000
Cash.....................          377              --              24           686         57,829              290
Interest and dividends
  receivable.............        1,222           2,035          13,272        35,668          6,412           12,907
Receivable for Fund
  shares sold............        4,322          20,638          77,145        95,728            616           24,603
Receivable for
  investments sold.......       14,508         762,595         273,254     2,155,302          7,791          450,342
Receivable due from
  adviser................       23,503              --              --            --         23,355               --
Net receivable for
  forward foreign
  currency exchange
  contracts..............           --              --              --            --             --               --
Other assets.............           14             112              56           300             25              103
                            ----------     -----------     -----------    -----------    ----------      -----------
Total Assets.............    4,756,350      15,733,771      22,198,526    53,899,831      6,715,285       12,303,354
                            ----------     -----------     -----------    -----------    ----------      -----------
LIABILITIES
Payable for investments
  purchased..............      100,766         645,298          23,375     1,423,272         26,510          808,860
Payable for Fund shares
  redeemed...............           --              --              --             2             14               30
Written outstanding
  options written, at
  value (premiums
  received) $0, $0, $0,
  $0, $0, $0)............           --              --              --            --             --               --
Adviser fee payable......           --          16,543           5,075        79,405             --           16,293
Accrued expenses and
  other liabilities......       26,941          31,867          30,118        39,780         30,806           30,069
                            ----------     -----------     -----------    -----------    ----------      -----------
Total Liabilities........      127,707         693,708          58,568     1,542,459         57,330          855,252
                            ----------     -----------     -----------    -----------    ----------      -----------
NET ASSETS...............   $4,628,643     $15,040,063     $22,139,958    $52,357,372    $6,657,955      $11,448,102
                            ==========     ===========     ===========    ===========    ==========      ===========
COMPOSITION OF NET ASSETS
Paid-in Capital..........    4,642,169      13,684,109      20,136,173    52,767,192      7,387,399       16,059,818
Undistributed
  (distributions in
  excess of) net
  investment income......           --             317              --            --             --            5,074
Accumulated net realized
  gain (loss) on
  investments............      (54,539)       (289,414)        561,411    (4,384,943)      (593,169)      (5,300,129)
Net unrealized
  appreciation
  (depreciation) of
  investments............       41,013       1,645,051       1,442,374     3,975,123       (136,275)         683,339
                            ----------     -----------     -----------    -----------    ----------      -----------
                            $4,628,643     $15,040,063     $22,139,958    $52,357,372    $6,657,955      $11,448,102
                            ==========     ===========     ===========    ===========    ==========      ===========
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................      441,431       1,369,273       1,726,872     3,884,749        746,385        1,252,499
                            ==========     ===========     ===========    ===========    ==========      ===========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........   $    10.49     $     10.98     $     12.82    $    13.48     $     8.92      $      9.14
                            ==========     ===========     ===========    ===========    ==========      ===========
Investments in securities
  and Repurchase
  Agreements, at cost....   $4,671,391     $13,303,340     $20,392,401    $47,637,024    $6,755,532      $11,131,770
                            ==========     ===========     ===========    ===========    ==========      ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     85

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001                  SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           MONEY MARKET  INVESTMENT GRADE  REAL ESTATE  DAVIS FINANCIAL  DAVIS VENTURE  INVESCO ENERGY
                               FUND         BOND FUND         FUND           FUND         VALUE FUND        FUND*
                           ------------  ----------------  -----------  ---------------  -------------  --------------
INVESTMENT INCOME
  Interest...............   $3,256,676      $4,010,039     $   17,941      $  23,618      $   101,971     $  10,068
  Dividends..............           --              --      1,560,759         55,092          371,105        22,497
                            ----------      ----------     ----------      ---------      -----------     ---------
Total investment
  income.................    3,256,676       4,010,039      1,578,700         78,710          473,076        32,565
                            ----------      ----------     ----------      ---------      -----------     ---------
EXPENSES
  Investment advisory
    fee..................      427,469         350,912        218,822         53,497          251,944        23,926
  Custody and fund
    accounting...........       57,204          69,699         56,028         52,515           65,876        35,699
  Audit..................       16,380          16,823         17,365         15,794           15,712        14,051
  Legal..................       45,426          31,166         12,343          3,664           15,770         1,535
  Printing...............       12,308          15,990         14,254          2,561           15,607           454
  Administration.........       57,500          57,500         57,500         57,645           57,645        38,333
  Registration...........          100             250            100            408              408           750
  Transfer agency........        5,666           5,492          5,612          4,006            3,968         2,778
  Trustees fees..........        2,538           2,587          2,635          2,592            2,592         1,489
  Insurance..............        4,527           5,451          1,846            457            1,519           156
  Miscellaneous fees.....          745             710            523            532              605           270
                            ----------      ----------     ----------      ---------      -----------     ---------
Total expenses...........      629,863         556,580        387,028        193,671          431,646       119,441
                            ----------      ----------     ----------      ---------      -----------     ---------
  Less: Reduction of
    advisory fees........      (74,154)       (117,935)       (99,105)       (53,497)        (129,313)      (23,926)
       Reimbursement of
    operating expenses...           --              --             --        (75,978)              --       (67,031)
                            ----------      ----------     ----------      ---------      -----------     ---------
Net expenses.............      555,709         438,645        287,923         64,196          302,333        28,484
                            ----------      ----------     ----------      ---------      -----------     ---------
NET INVESTMENT INCOME
  (LOSS).................    2,700,967       3,571,394      1,290,777         14,514          170,743         4,081
                            ----------      ----------     ----------      ---------      -----------     ---------
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........          180         700,870        796,045       (313,644)      (3,399,885)     (544,460)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........           --        (390,270)       820,873       (113,863)           9,842      (174,987)
                            ----------      ----------     ----------      ---------      -----------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........          180         310,600      1,616,918       (427,507)      (3,390,043)     (719,447)
                            ----------      ----------     ----------      ---------      -----------     ---------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............   $2,701,147      $3,881,994     $2,907,695      $(412,993)     $(3,219,300)    $(715,366)
                            ==========      ==========     ==========      =========      ===========     =========

*For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     86

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001 (CONTINUED)      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            INVESCO         INVESCO        NEUBERGER BERMAN  NEUBERGER BERMAN
                           INVESCO HEALTH  TECHNOLOGY  TELECOMMUNICATIONS   MID CAP GROWTH    MID CAP VALUE    VALUE EQUITY
                           SCIENCES FUND*    FUND*           FUND*              FUND*             FUND*            FUND
                           --------------  ----------  ------------------  ----------------  ----------------  ------------
INVESTMENT INCOME
  Interest...............    $  10,450     $   6,008      $     8,470         $   7,090         $   4,678       $  10,815
  Dividends..............       15,235         1,005            8,845             4,845            24,452          67,587
                             ---------     ---------      -----------         ---------         ---------       ---------
Total investment
  income.................       25,685         7,013           17,315            11,935            29,130          78,402
                             ---------     ---------      -----------         ---------         ---------       ---------
EXPENSES
  Investment advisory
    fee..................       38,228        23,534           14,843            19,788            15,452          38,033
  Custody and fund
    accounting...........       43,339        47,451           50,156            43,490            48,530          65,843
  Audit..................       13,407        13,406           13,406            13,406            13,407          15,712
  Legal..................        2,167         2,998            2,650             1,039               694           2,464
  Printing...............          573           202              161               380                34             958
  Administration.........       38,333        38,333           38,333            38,333            38,333          57,645
  Registration...........          750           750              750               500               500             408
  Transfer agency........        2,864         2,738            2,731             2,769             2,726           3,994
  Trustees fees..........        1,489         1,489            1,489             1,489             1,489           2,592
  Insurance..............          157           156              156               105               104             367
  Miscellaneous fees.....          268           267              267               267               268             533
                             ---------     ---------      -----------         ---------         ---------       ---------
Total expenses...........      141,575       131,324          124,942           121,566           121,537         188,549
                             ---------     ---------      -----------         ---------         ---------       ---------
  Less: Reduction of
    advisory fees........      (38,228)      (23,534)         (14,843)          (19,788)          (15,452)        (38,033)
       Reimbursement of
    operating expenses...      (57,836)      (79,773)         (92,465)          (78,865)          (88,192)       (107,729)
                             ---------     ---------      -----------         ---------         ---------       ---------
Net Expenses.............       45,511        28,017           17,634            22,913            17,893          42,787
                             ---------     ---------      -----------         ---------         ---------       ---------
NET INVESTMENT INCOME
  (LOSS).................      (19,826)      (21,004)            (319)          (10,978)           11,237          35,615
                             ---------     ---------      -----------         ---------         ---------       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........     (149,685)     (567,440)        (701,252)         (444,984)         (166,864)        156,092
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      263,156      (363,999)        (672,914)           53,326           193,871        (427,208)
                             ---------     ---------      -----------         ---------         ---------       ---------
Net realized and
  unrealized gain (loss)
  on investments.........      113,471      (931,439)      (1,374,166)         (391,658)           27,007        (271,116)
                             ---------     ---------      -----------         ---------         ---------       ---------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............    $  93,645     $(952,443)     $(1,374,485)        $(402,636)        $  38,244       $(235,501)
                             =========     =========      ===========         =========         =========       =========

  * For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     87

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001 (CONTINUED)      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP   BLUE CHIP       INVESTORS     SELECT EQUITY
                               FUND           FUND            FUND        MID CAP FUND  FOUNDATION FUND      FUND
                           -------------  -------------  ---------------  ------------  ---------------  -------------
INVESTMENT INCOME
  Interest...............    $  21,181     $   66,837      $   29,577     $   117,353     $     2,320     $    64,579
  Dividends..............       44,162        145,011          88,626         303,088          75,647         207,427
                             ---------     ----------      ----------     -----------     -----------     -----------
Total investment
  income.................       65,343        211,848         118,203         420,441          77,967         272,006
                             ---------     ----------      ----------     -----------     -----------     -----------
EXPENSES
  Investment advisory
    fee..................       29,392        151,440         102,828         406,077          47,034         168,247
  Custody and fund
    accounting...........       59,167         66,472          64,939          97,009          71,670          56,470
  Audit..................       15,712         15,712          15,733          17,815          18,313          17,815
  Legal..................        1,940          9,846           6,515          27,667           3,499          12,360
  Printing...............          442         11,639           9,317          22,324           1,826          12,531
  Administration.........       57,645         57,645          57,645          57,500          57,500          57,500
  Registration...........          408            408             408             150             100              50
  Transfer agency........        3,958          3,984           3,994           5,410           5,449           5,448
  Trustees fees..........        2,584          2,592           2,592           2,587           2,587           2,587
  Insurance..............          332            929             593           4,241             868           1,880
  Miscellaneous fees.....          533            666             532             696             675             709
                             ---------     ----------      ----------     -----------     -----------     -----------
Total expenses...........      172,113        321,333         265,096         641,476         209,521         335,597
                             ---------     ----------      ----------     -----------     -----------     -----------
  Less: Reduction of
    advisory fees........      (29,392)      (132,033)       (102,828)       (133,879)        (47,034)       (133,701)
       Reimbursement of
    operating expenses...     (109,656)            --         (33,733)             --        (105,943)             --
                             ---------     ----------      ----------     -----------     -----------     -----------
Net Expenses.............       33,065        189,300         128,535         507,597          56,544         201,896
                             ---------     ----------      ----------     -----------     -----------     -----------
NET INVESTMENT INCOME
  (LOSS).................       32,278         22,548         (10,332)        (87,156)         21,423          70,110
                             ---------     ----------      ----------     -----------     -----------     -----------
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........      (31,627)      (225,112)        800,075      (3,472,616)       (451,434)     (4,882,713)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     (230,192)     1,338,310         687,085       2,618,448          63,016       1,548,225
                             ---------     ----------      ----------     -----------     -----------     -----------
Net realized and
  unrealized gain (loss)
  on investments.........     (261,819)     1,113,198       1,487,160        (854,168)       (388,418)     (3,334,488)
                             ---------     ----------      ----------     -----------     -----------     -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............    $(229,541)    $1,135,746      $1,476,828     $  (941,324)    $  (366,995)    $(3,264,378)
                             =========     ==========      ==========     ===========     ===========     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     88

STATEMENTS OF CHANGES IN NET ASSETS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                               MONEY MARKET FUND      INVESTMENT GRADE BOND FUND      REAL ESTATE FUND
                           -------------------------  --------------------------  ------------------------
                            YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                           -------------------------  --------------------------  ------------------------
                               2001         2000          2001          2000         2001         2000
                           ------------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment
    income...............  $  2,700,967  $ 1,455,263  $ 3,571,394   $ 1,986,187   $ 1,290,777  $   586,770
  Net realized gain
    (loss) on investment
    transactions.........           180         (156)     700,870      (103,234)      796,045       82,610
  Net unrealized
    appreciation
    (depreciation) of
    investments..........            --           --     (390,270)    1,214,279       820,873    2,051,036
                           ------------  -----------  -----------   -----------   -----------  -----------
Net increase in net
  assets resulting from
  operations.............     2,701,147    1,455,107    3,881,994     3,097,232     2,907,695    2,720,416
                           ------------  -----------  -----------   -----------   -----------  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............    (2,700,967)  (1,455,263)  (3,575,737)   (1,986,187)   (1,250,623)    (604,931)
  In excess of net
    investment income....            --           --           --            --            --           --
  Net realized gain on
    investments..........            --           --           --            --      (370,039)     (78,902)
  In excess of net
    realized gain on
    investments..........            --           --           --            --            --      (12,419)
                           ------------  -----------  -----------   -----------   -----------  -----------
Net decrease in net
  assets from
  distributions..........    (2,700,967)  (1,455,263)  (3,575,737)   (1,986,187)   (1,620,662)    (696,252)
                           ------------  -----------  -----------   -----------   -----------  -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................   111,641,579   69,215,004   54,904,022    24,651,759    13,523,038    9,381,700
  Net proceeds from
    reinvestment of
    distributions........     2,700,967    1,455,263    3,575,737     1,986,187     1,620,662      696,252
  Cost of shares
    redeemed.............   (38,676,310) (43,361,575) (18,162,532)   (5,557,285)   (7,768,573)  (1,028,591)
                           ------------  -----------  -----------   -----------   -----------  -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........    75,666,236   27,308,692   40,317,227    21,080,661     7,375,127    9,049,361
                           ------------  -----------  -----------   -----------   -----------  -----------
Total increase in net
  assets.................    75,666,416   27,308,536   40,623,484    22,191,706     8,662,160   11,073,525
NET ASSETS
Beginning of period......    41,279,381   13,970,845   40,375,830    18,184,124    17,162,117    6,088,592
                           ------------  -----------  -----------   -----------   -----------  -----------
End of period+...........  $116,945,797  $41,279,381  $80,999,314   $40,375,830   $25,824,277  $17,162,117
                           ============  ===========  ===========   ===========   ===========  ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............   111,641,579   69,215,004    5,650,413     2,631,751     1,163,439      875,618
  Shares issued to
    sharesholders from
    reinvestment of
    distributions........     2,700,967    1,455,263      366,354       211,357       139,216       62,895
  Shares redeemed........   (38,676,310) (43,361,575)  (1,855,901)     (585,837)     (648,560)     (93,525)
                           ------------  -----------  -----------   -----------   -----------  -----------
  Net increase...........    75,666,236   27,308,692    4,160,866     2,257,271       654,095      844,988
                           ============  ===========  ===========   ===========   ===========  ===========
+ Includes undistributed
  net investment
  income.................  $         --  $        --  $        --   $     4,343   $   125,173  $    34,194
                           ============  ===========  ===========   ===========   ===========  ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     89

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                             DAVIS FINANCIAL FUND     DAVIS VENTURE VALUE FUND    INVESCO     INVESCO HEALTH
                           -------------------------  ------------------------  ENERGY FUND   SCIENCES FUND
                            YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,   ------------  --------------
                           -------------------------  ------------------------  PERIOD ENDED   PERIOD ENDED
                               2001         2000*        2001         2000*     12/31/2001**   12/31/2001**
                           ------------  -----------  -----------  -----------  ------------  --------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS
  Net investment income
    (loss)...............  $    14,514   $    5,163   $  170,743   $   34,494    $    4,081     $  (19,826)
  Net realized gain
    (loss) on investment
    transactions.........     (313,644)      62,055   (3,399,885)      (8,362)     (544,460)      (149,685)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     (113,863)     375,479        9,842       90,210      (174,987)       263,156
                           -----------   ----------   -----------  -----------   ----------     ----------
Net increase (decrease)
  in net assets resulting
  from operations........     (412,993)     442,697   (3,219,300)     116,342      (715,366)        93,645
                           -----------   ----------   -----------  -----------   ----------     ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............           --       (5,163)    (167,055)     (32,582)       (4,081)            --
  In excess of net
    investment income....           --           --           --           --          (206)            --
  Net realized gain on
    investments..........      (59,877)      (2,178)          --           --            --             --
  In excess of net
    realized gain on
    investments..........           --           --           --           --            --             --
                           -----------   ----------   -----------  -----------   ----------     ----------
Net decrease in net
  assets from
  distributions..........      (59,877)      (7,341)    (167,055)     (32,582)       (4,287)            --
                           -----------   ----------   -----------  -----------   ----------     ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................    6,652,765    4,323,013   47,131,067   12,784,631     4,819,102      7,404,326
  Net proceeds from
    reinvestment of
    distributions........       59,877        7,341      167,055       32,582         4,287             --
  Cost of shares
    redeemed.............     (816,100)     (36,831)  (24,412,895)   (289,802)     (755,844)       (63,238)
                           -----------   ----------   -----------  -----------   ----------     ----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........    5,896,542    4,293,523   22,885,227   12,527,411     4,067,545      7,341,088
                           -----------   ----------   -----------  -----------   ----------     ----------
Total increase in net
  assets.................    5,423,672    4,728,879   19,498,872   12,611,171     3,347,892      7,434,733
NET ASSETS
Beginning of period......    4,728,879           --   12,611,171           --            --             --
                           -----------   ----------   -----------  -----------   ----------     ----------
End of period+...........  $10,152,551   $4,728,879   $32,110,043  $12,611,171   $3,347,892     $7,434,733
                           ===========   ==========   ===========  ===========   ==========     ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      626,626      420,521    5,269,245    1,310,604       490,327        732,363
  Shares issued to
    sharesholders from
    reinvestment of
    distributions........        5,575          690       19,418        3,488           518             --
  Shares redeemed........      (81,942)      (3,483)  (2,897,658)     (31,146)     (100,216)        (6,175)
                           -----------   ----------   -----------  -----------   ----------     ----------
  Net increase...........      550,259      417,728    2,391,005    1,282,946       390,629        726,188
                           ===========   ==========   ===========  ===========   ==========     ==========
+ Includes undistributed
  net investment income
  (loss).................  $    14,070   $       --   $    1,130   $    1,554    $       (5)    $       --
                           ===========   ==========   ===========  ===========   ==========     ==========

  * For the period July 17, 2000 (Commencement of operations) to December 31, 2000.
 **  For the period May 1, 2001 (Commencement of operations) to December 31,
     2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     90

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                             INVESCO          INVESCO        NEUBERGER BERMAN  NEUBERGER BERMAN
                            TECHNOLOGY   TELECOMMUNICATIONS      MID CAP           MID CAP
                               FUND             FUND           GROWTH FUND        VALUE FUND        VALUE EQUITY FUND
                           ------------  ------------------  ----------------  ----------------  ------------------------
                           PERIOD ENDED     PERIOD ENDED       PERIOD ENDED      PERIOD ENDED    YEAR ENDED DECEMBER 31,
                           DECEMBER 31,     DECEMBER 31,       DECEMBER 31,      DECEMBER 31,    ------------------------
                              2001**           2001**             2001**            2001**          2001         2000*
                           ------------  ------------------  ----------------  ----------------  -----------  -----------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............   $  (21,004)      $     (319)        $  (10,978)       $   11,237     $   35,615   $    8,088
  Net realized gain
    (loss) on investment
    transactions.........     (567,440)        (701,252)          (444,984)         (166,864)       156,092       (6,247)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     (363,999)        (672,914)            53,326           193,871       (427,208)     283,826
                            ----------       ----------         ----------        ----------     ----------   ----------
Net increase (decrease)
  in net assets resulting
  from operations........     (952,443)      (1,374,485)          (402,636)           38,244       (235,501)     285,667
                            ----------       ----------         ----------        ----------     ----------   ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............           --               --                 --           (11,165)       (35,615)      (8,088)
  In excess of net
    investment income....           --               --                 --                --           (123)          --
  Net realized gain on
    investments..........           --               --                 --                --       (156,092)          --
  In excess of net
    realized gain on
    investments..........           --               --                 --                --       (124,187)      (1,579)
                            ----------       ----------         ----------        ----------     ----------   ----------
Net decrease in net
  assets from
  distributions..........           --               --                 --           (11,165)      (316,017)      (9,667)
                            ----------       ----------         ----------        ----------     ----------   ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................    5,596,096        3,495,780          4,724,384         3,489,152      5,304,654    2,297,260
  Net proceeds from
    reinvestment of
    distributions........           --               --                 --            11,165        316,017        9,667
  Cost of shares
    redeemed.............     (516,973)         (32,177)           (86,709)          (12,546)      (722,711)      (3,602)
                            ----------       ----------         ----------        ----------     ----------   ----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........    5,079,123        3,463,603          4,637,675         3,487,771      4,897,960    2,303,325
                            ----------       ----------         ----------        ----------     ----------   ----------
Total increase in net
  assets.................    4,126,680        2,089,118          4,235,039         3,514,850      4,346,442    2,579,325
NET ASSETS
Beginning of period......           --               --                 --                --      2,579,325           --
                            ----------       ----------         ----------        ----------     ----------   ----------
End of period+...........   $4,126,680       $2,089,118         $4,235,039        $3,514,850     $6,925,767   $2,579,325
                            ==========       ==========         ==========        ==========     ==========   ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      654,751          381,822            494,949           356,536        471,329      227,879
  Shares issued to
    sharesholders from
    reinvestment of
    distributions........           --               --                 --             1,159         30,242          893
  Shares redeemed........      (77,803)          (6,452)           (10,536)           (1,306)       (68,458)        (350)
                            ----------       ----------         ----------        ----------     ----------   ----------
  Net increase...........      576,948          375,370            484,413           356,389        433,113      228,422
                            ==========       ==========         ==========        ==========     ==========   ==========
+ Includes undistributed
  net investment income
  (loss).................   $       --       $      (66)        $       --        $       --     $       --   $       --
                            ==========       ==========         ==========        ==========     ==========   ==========

  * For the period July 17, 2000 (Commencement of operations) to December 31, 2000.
 **  For the period May 1, 2001 (Commencement of operations) to December 31,
     2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     91

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                               VALUE MANAGED FUND         VALUE MID CAP FUND       VALUE SMALL CAP FUND
                           --------------------------  ------------------------  ------------------------
                            YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                           --------------------------  ------------------------  ------------------------
                               2001         2000*         2001         2000*        2001         2000*
                           ------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............  $   32,278    $  17,805     $ 22,548     $ 16,307     $(10,332)    $    31,535
  Net realized gain
    (loss) on investment
    transactions.........     (31,627)      (2,608)    (225,112)     (53,212)     800,075         121,542
  Net unrealized
    appreciation
    (depreciation) of
    investments..........    (230,192)     271,205     1,338,310     306,741      687,085         755,289
                           ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease)
  in net assets resulting
  from operations........    (229,541)     286,402     1,135,746     269,836     1,476,828        908,366
                           ------------  ------------  -----------  -----------  -----------  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............     (32,278)     (17,805)     (18,770)     (16,307)        (240)        (31,535)
  In excess of net
    investment income....         (45)         (72)          --         (280)      (3,635)           (397)
  Net realized gain on
    investments..........     (20,307)          --           --           --     (259,164)        (86,438)
  In excess of net
    realized gain on
    investments..........          --           --           --      (17,182)          --              --
                           ------------  ------------  -----------  -----------  -----------  -----------
Net decrease in net
  assets from
  distributions..........     (52,630)     (17,877)     (18,770)     (33,769)    (263,039)       (118,370)
                           ------------  ------------  -----------  -----------  -----------  -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................   3,171,464    2,116,792     23,204,987   8,269,288    16,047,882     5,149,342
  Net proceeds from
    reinvestment of
    distributions........      52,629       17,877       18,770       33,769      263,039         118,370
  Cost of shares
    redeemed.............    (710,159)      (6,314)    (17,422,444) (417,350)    (1,358,166)      (84,294)
                           ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........   2,513,934    2,128,355     5,801,313    7,885,707    14,952,755     5,183,418
                           ------------  ------------  -----------  -----------  -----------  -----------
Total increase in net
  assets.................   2,231,763    2,396,880     6,918,289    8,121,774    16,166,544     5,973,414
NET ASSETS
Beginning of period......   2,396,880           --     8,121,774          --     5,973,414             --
                           ------------  ------------  -----------  -----------  -----------  -----------
End of period+...........  $4,628,643    $2,396,880    $15,040,063  $8,121,774   $22,139,958  $ 5,973,414
                           ============  ============  ===========  ===========  ===========  ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............     289,643      211,149     2,256,710     828,843     1,320,848        497,707
  Shares issued to
    sharesholders from
    reinvestment of
    distributions........       5,065        1,642        1,776        3,499       21,289          10,616
  Shares redeemed........     (65,473)        (595)    (1,678,304)   (43,251)    (115,975)         (7,613)
                           ------------  ------------  -----------  -----------  -----------  -----------
  Net increase...........     229,235      212,196      580,182      789,091     1,226,162        500,710
                           ============  ============  ===========  ===========  ===========  ===========
+ Includes undistributed
  net investment income
  (loss).................  $       --    $      --     $    317     $     --     $     --     $       240
                           ============  ============  ===========  ===========  ===========  ===========

  * For the period July 17, 2000 (Commencement of operations) to December 31, 2000.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     92

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                             BLUE CHIP MID CAP FUND    INVESTORS FOUNDATION FUND      SELECT EQUITY FUND
                           --------------------------  --------------------------  ------------------------
                            YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                           --------------------------  --------------------------  ------------------------
                               2001          2000          2001          2000         2001         2000
                           ------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............  $  (87,156)   $ (49,786)    $    21,423   $     8,866   $ 70,110     $     6,379
  Net realized gain
    (loss) on investment
    transactions.........  (3,472,616)   2,057,464        (451,434)      253,179   (4,882,713)      158,628
  Net unrealized
    appreciation
    (depreciation) of
    investments..........   2,618,448      378,247          63,016      (602,710)  1,548,225     (1,920,800)
                           ------------  ------------  -----------   -----------   -----------  -----------
Net increase (decrease)
  in net assets resulting
  from operations........    (941,324)   2,385,925        (366,995)     (340,665)  (3,264,378)   (1,755,793)
                           ------------  ------------  -----------   -----------   -----------  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............          --           --         (21,423)       (8,866)   (62,595)         (6,379)
  In excess of net
    investment income....          --           --             (63)         (143)        --            (438)
  Net realized gain on
    investments..........          --    (2,217,983)            --      (263,195)        --        (158,628)
  In excess of net
    realized gain on
    investments..........          --     (865,958)             --      (141,733)        --        (380,116)
                           ------------  ------------  -----------   -----------   -----------  -----------
Net decrease in net
  assets from
  distributions..........          --    (3,083,941)       (21,486)     (413,937)   (62,595)       (545,561)
                           ------------  ------------  -----------   -----------   -----------  -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................  35,195,533    31,082,721      3,223,893     2,525,738   21,119,937    11,724,575
  Net proceeds from
    reinvestment of
    distributions........          --    3,083,941          21,486       413,936     62,595         545,561
  Cost of shares
    redeemed.............  (19,489,844)  (2,655,809)    (1,851,562)     (399,452)  (21,255,541)    (260,311)
                           ------------  ------------  -----------   -----------   -----------  -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........  15,705,689    31,510,853      1,393,817     2,540,222    (73,009)     12,009,825
                           ------------  ------------  -----------   -----------   -----------  -----------
Total increase (decrease)
  in net assets..........  14,764,365    30,812,837      1,005,336     1,785,620   (3,399,982)    9,708,471
NET ASSETS
Beginning of period......  37,593,007    6,780,170       5,652,619     3,866,999   14,848,084     5,139,613
                           ------------  ------------  -----------   -----------   -----------  -----------
End of period+...........  $52,357,372   $37,593,007   $ 6,657,955   $ 5,652,619   $11,448,102  $14,848,084
                           ============  ============  ===========   ===========   ===========  ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............   2,708,264    2,086,568         356,195       227,420   2,267,687        913,665
  Shares issued to
    sharesholders from
    reinvestment of
    distributions........          --      236,216           2,428        43,938      6,909          51,958
  Shares redeemed........  (1,522,221)    (175,312)       (193,734)      (35,307)  (2,375,214)      (19,190)
                           ------------  ------------  -----------   -----------   -----------  -----------
  Net increase
    (decrease)...........   1,186,043    2,147,472         164,889       236,051   (100,618)        946,433
                           ============  ============  ===========   ===========   ===========  ===========
+ Includes undistributed
  net investment of
  income (loss)..........  $       --    $      --     $        --   $        --   $  5,074     $        --
                           ============  ============  ===========   ===========   ===========  ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     93

FINANCIAL HIGHLIGHTS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                        MONEY MARKET FUND                         INVESTMENT GRADE BOND
                           -------------------------------------------  ------------------------------------------
                             YEAR ENDED DECEMBER 31        FOR THE       YEAR ENDED DECEMBER 31        FOR THE
                           --------------------------  PERIOD 12/7/98*  -------------------------  PERIOD 12/7/98*
                             2001     2000     1999     TO 12/31/1998    2001     2000     1999     TO 12/31/1998
                           --------  -------  -------  ---------------  -------  -------  -------  ---------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $  1.000  $ 1.000  $ 1.000      $ 1.000      $ 9.600  $ 9.340  $ 9.970      $10.000
                           --------  -------  -------      -------      -------  -------  -------      -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............     0.035    0.057    0.045        0.003        0.601    0.626    0.576        0.034
  Net realized and
    unrealized gain
    (loss) on
    investments..........        --       --       --           --        0.079    0.260   (0.630)      (0.030)
                           --------  -------  -------      -------      -------  -------  -------      -------
  Total from Investment
    Operations...........     0.035    0.057    0.045        0.003        0.680    0.886   (0.054)       0.004
                           --------  -------  -------      -------      -------  -------  -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............    (0.035)  (0.057)  (0.045)      (0.003)      (0.600)  (0.626)  (0.576)      (0.034)
  In excess of net
    investment income....        --       --       --           --           --       --       --           --
  Net realized gain on
    investments..........        --       --       --           --           --       --       --           --
  In excess of net
    realized gain on
    investments..........        --       --       --           --           --       --       --           --
  Capital................        --       --       --           --           --       --       --           --
                           --------  -------  -------      -------      -------  -------  -------      -------
  Total distributions....    (0.035)  (0.057)  (0.045)      (0.003)      (0.600)  (0.626)  (0.576)      (0.034)
                           --------  -------  -------      -------      -------  -------  -------      -------
NET ASSET VALUE, END OF
  PERIOD.................  $  1.000  $ 1.000  $ 1.000      $ 1.000      $ 9.680  $ 9.600  $ 9.340      $ 9.970
                           ========  =======  =======      =======      =======  =======  =======      =======
TOTAL RETURN(b)..........      3.59%    5.90%    4.63%        0.31%        7.21%    9.86%   (0.56)%        0.04%
                           ========  =======  =======      =======      =======  =======  =======      =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $116,946  $41,279  $13,971      $ 2,510      $80,999  $40,376  $18,184      $10,026
Ratios to average net
  assets:
  Net expenses(a)........      0.65%    0.65%    0.65%        0.65%        0.75%    0.75%    0.75%        0.75%
  Gross expenses(a)......      0.74%    1.22%    2.70%       12.29%        0.95%    1.31%    1.98%        4.10%
  Net investment
    income(a)............      3.16%    5.83%    4.69%        4.48%        6.11%    6.70%    6.00%        5.01%
Portfolio turnover
  rate...................    N/A       N/A      N/A        N/A               92%      69%      78%           3%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                       REAL ESTATE FUND                 DAVIS FINANCIAL FUND      DAVIS VENTURE VALUE FUND
                           ----------------------------------------  --------------------------  ---------------------------
                            YEAR ENDED DECEMBER 31   FOR THE PERIOD     YEAR     FOR THE PERIOD     YEAR      FOR THE PERIOD
                           ------------------------   12/7/98* TO      ENDED      7/17/00* TO       ENDED      7/17/00* TO
                            2001     2000     1999     12/31/1998    12/31/2001    12/31/2000    12/31/2001     12/31/2000
                           -------  -------  ------  --------------  ----------  --------------  -----------  --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $11.250  $ 8.940  $9.850     $10.000       $11.320       $10.000        $ 9.830       $10.000
                           -------  -------  ------     -------       -------       -------        -------       -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............    0.629    0.388   0.477       0.082         0.015         0.013          0.049         0.028
  Net realized and
    unrealized gain
    (loss) on
    investments..........    0.772    2.402  (0.888)     (0.152)       (0.757)        1.325         (1.092)       (0.172)(c)
                           -------  -------  ------     -------       -------       -------        -------       -------
  Total from Investment
    Operations...........    1.401    2.790  (0.411)     (0.070)       (0.742)        1.338         (1.043)       (0.144)
                           -------  -------  ------     -------       -------       -------        -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............   (0.618)  (0.417) (0.447)     (0.080)           --        (0.013)        (0.047)       (0.026)
  In excess of net
    investment income....       --       --      --          --            --            --             --            --
  Net realized gain on
    investments..........   (0.183)  (0.054)     --          --        (0.088)       (0.005)            --            --
  In excess of net
    realized gain on
    investments..........       --   (0.009)     --          --            --            --             --            --
  Capital................       --       --  (0.052)         --            --            --             --            --
                           -------  -------  ------     -------       -------       -------        -------       -------
  Total distributions....   (0.801)  (0.480) (0.499)     (0.080)       (0.088)       (0.018)        (0.047)       (0.026)
                           -------  -------  ------     -------       -------       -------        -------       -------
NET ASSET VALUE, END OF
  PERIOD.................  $11.850  $11.250  $8.940     $ 9.850       $10.490       $11.320        $ 8.740       $ 9.830
                           =======  =======  ======     =======       =======       =======        =======       =======
TOTAL RETURN(b)..........    12.58%   31.30%  (3.98)%      (0.71)%      (6.57)%       13.39%        (10.61)%       (1.42)%
                           =======  =======  ======     =======       =======       =======        =======       =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $25,824  $17,162  $6,089     $ 4,930       $10,153       $ 4,729        $32,110       $12,611
Ratios to average net
  assets:
  Net expenses(a)........     1.25%    1.25%   1.25%       1.25%         0.90%         0.90%          0.90%         0.90%
  Gross expenses(a)......     1.68%    2.67%   3.39%       7.44%         2.72%         5.50%          1.28%         3.20%
  Net investment
    income(a)............     5.60%    6.13%   6.09%      12.16%         0.20%         0.35%          0.51%         1.08%
Portfolio turnover
  rate...................       25%      15%     13%          2%           35%            1%            84%            0%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c) The amount shown for a share outstanding does not correspond with aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                              INVESCO          INVESCO         INVESCO           INVESCO        NEUBERGER BERMAN  NEUBERGER BERMAN
                               ENERGY      HEALTH SCIENCES    TECHNOLOGY    TELECOMMUNICATIONS   MID CAP GROWTH    MID CAP VALUE
                                FUND            FUND             FUND              FUND               FUND              FUND
                           --------------  ---------------  --------------  ------------------  ----------------  ----------------
                           FOR THE PERIOD  FOR THE PERIOD   FOR THE PERIOD    FOR THE PERIOD     FOR THE PERIOD    FOR THE PERIOD
                             5/1/01* TO      5/1/01* TO       5/1/01* TO        5/1/01* TO         5/1/01* TO        5/1/01* TO
                             12/31/2001      12/31/2001       12/31/2001        12/31/2001         12/31/2001        12/31/2001
                           --------------  ---------------  --------------  ------------------  ----------------  ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $10.000          $10.000          $10.000          $10.000            $10.000           $10.000
                              -------          -------          -------          -------            -------           -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       0.012           (0.027)           0.036               --(c)          (0.023)            0.032
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (1.431)           0.267           (2.886)          (4.430)            (1.237)           (0.140)
                              -------          -------          -------          -------            -------           -------
  Total from Investment
    Operations...........      (1.419)           0.240           (2.850)          (4.430)            (1.260)           (0.108)
                              -------          -------          -------          -------            -------           -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............      (0.011)              --               --               --                 --            (0.032)
  In excess of net
    investment income....          --(c)            --               --               --                 --                --
  Net realized gain on
    investments..........          --               --               --               --                 --                --
  In excess of net
    realized gain on
    investments..........          --               --               --               --                 --                --
  Capital................          --               --               --               --                 --                --
                              -------          -------          -------          -------            -------           -------
  Total distributions....      (0.011)              --               --               --                 --            (0.032)
                              -------          -------          -------          -------            -------           -------
NET ASSET VALUE, END OF
  PERIOD.................     $ 8.570          $10.240          $ 7.150          $ 5.570            $ 8.740           $ 9.860
                              =======          =======          =======          =======            =======           =======
TOTAL RETURN(b)..........      (14.18)%           2.40%          (28.50)%         (44.30)%           (12.60)%           (1.08)%
                              =======          =======          =======          =======            =======           =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $ 3,348          $ 7,435          $ 4,127          $ 2,089            $ 4,235           $ 3,515
Ratios to average net
  assets:
  Net expenses(a)........        1.25%            1.25%            1.25%            1.25%              1.10%             1.10%
  Gross expense(a).......        5.24%            3.89%            5.86%            8.84%              5.84%             7.47%
  Net investment income
    (loss)(a)............        0.18%           (0.54)%          (0.94)%          (0.02)%            (0.53)%            0.69%
Portfolio turnover
  rate...................          75%              46%              57%              58%                63%              108%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                               VALUE EQUITY FUND           VALUE MANAGED FUND          VALUE MID CAP FUND
                           --------------------------  --------------------------  --------------------------
                              YEAR     FOR THE PERIOD     YEAR     FOR THE PERIOD     YEAR     FOR THE PERIOD
                             ENDED      7/17/00* TO      ENDED      7/17/00* TO      ENDED      7/17/00* TO
                           12/31/2001    12/31/2000    12/31/2001    12/31/2000    12/31/2001    12/31/2000
                           ----------  --------------  ----------  --------------  ----------  --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $11.290       $10.000       $11.300       $10.000       $10.290       $10.000
                             -------       -------       -------       -------       -------       -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............      0.057         0.036         0.075         0.085         0.016         0.021
  Net realized and
    unrealized gain
    (loss) on
    investments..........     (0.344)        1.297        (0.763)        1.300         0.688         0.312
                             -------       -------       -------       -------       -------       -------
  Total from Investment
    Operations...........     (0.287)        1.333        (0.688)        1.385         0.704         0.333
                             -------       -------       -------       -------       -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............     (0.057)       (0.038)       (0.075)       (0.085)       (0.014)       (0.021)
  In excess of net
    investment income....         --(c)          --           --(c)          --(c)        --            --(c)
  Net realized gain on
    investments..........     (0.265)           --        (0.047)           --            --            --
  In excess of net
    realized gain on
    investments..........     (0.211)       (0.005)           --            --            --        (0.022)
  Capital................         --            --            --            --            --            --
                             -------       -------       -------       -------       -------       -------
  Total distributions....     (0.533)       (0.043)       (0.122)       (0.085)       (0.014)       (0.043)
                             -------       -------       -------       -------       -------       -------
NET ASSET VALUE, END OF
  PERIOD.................    $10.470       $11.290       $10.490       $11.300       $10.980       $10.290
                             =======       =======       =======       =======       =======       =======
TOTAL RETURN(B)..........      (2.53)%       13.35%        (6.08)%       13.88%         6.84%         3.37%
                             =======       =======       =======       =======       =======       =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $ 6,926       $ 2,579       $ 4,629       $ 2,397       $15,040       $ 8,122
Ratios to average net
  assets:
  Net expenses(a)........       0.90%         0.90%         0.90%         0.90%         1.00%         1.00%
  Gross expenses(a)......       3.97%         7.65%         4.68%         7.84%         1.70%         4.27%
  Net investment income
    (loss)(a)............       0.75%         0.81%         0.88%         1.80%         0.12%         0.71%
Portfolio turnover
  rate...................         72%           38%           54%           32%          158%           36%

                              VALUE SMALL CAP FUND
                           --------------------------
                              YEAR     FOR THE PERIOD
                             ENDED      7/17/00* TO
                           12/31/2001    12/31/2000
                           ----------  --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $11.930       $10.000
                            -------       -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............    (0.005)        0.065
  Net realized and
    unrealized gain
    (loss) on
    investments..........     1.062         2.109
                            -------       -------
  Total from Investment
    Operations...........     1.057         2.174
                            -------       -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............        --(c)     (0.065)
  In excess of net
    investment income....    (0.002)       (0.001)
  Net realized gain on
    investments..........    (0.165)       (0.178)
  In excess of net
    realized gain on
    investments..........        --            --
  Capital................        --            --
                            -------       -------
  Total distributions....    (0.167)       (0.244)
                            -------       -------
NET ASSET VALUE, END OF
  PERIOD.................   $12.820       $11.930
                            =======       =======
TOTAL RETURN(B)..........      8.91%        21.91%
                            =======       =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................   $22,140       $ 5,973
Ratios to average net
  assets:
  Net expenses(a)........      1.00%         1.00%
  Gross expenses(a)......      2.06%         5.02%
  Net investment income
    (loss)(a)............     (0.08)%        1.83%
Portfolio turnover
  rate...................       138%           42%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                BLUE CHIP MID CAP FUND          INVESTORS FOUNDATION FUND             SELECT EQUITY FUND
                           --------------------------------  --------------------------------  --------------------------------
                              YEAR ENDED                        YEAR ENDED                        YEAR ENDED
                             DECEMBER 31        FOR THE        DECEMBER 31     FOR THE PERIOD    DECEMBER 31     FOR THE PERIOD
                           ----------------  PERIOD 9/1/99*  ----------------    9/1/99* TO    ----------------    9/1/99* TO
                            2001     2000    TO 12/31/1999    2001     2000      12/31/1999     2001     2000      12/31/1999
                           -------  -------  --------------  -------  -------  --------------  -------  -------  --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....  $13.930  $12.300     $10.000      $ 9.720  $11.190     $10.000      $10.970  $12.640     $10.000
                           -------  -------     -------      -------  -------     -------      -------  -------     -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............   (0.022)  (0.018)         --        0.029    0.017       0.015        0.045    0.005          --
  Net realized and
    unrealized gain
    (loss) on
    investments..........   (0.428)   2.994       2.683       (0.800)  (0.708)      1.197       (1.824)  (1.251)      2.640
                           -------  -------     -------      -------  -------     -------      -------  -------     -------
  Total from Investment
    Operations...........   (0.450)   2.976       2.683       (0.771)  (0.691)      1.212       (1.779)  (1.246)      2.640
                           -------  -------     -------      -------  -------     -------      -------  -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............       --       --          --       (0.029)  (0.017)     (0.015)      (0.051)  (0.005)         --
  In excess of net
    investment income....       --       --          --           --(c)      --(c)         --       --       --(c)         --
  Net realized gain on
    investments..........       --   (0.968)     (0.383)          --   (0.495)     (0.007)          --   (0.123)         --
  In excess of net
    realized gain on
    investments..........       --   (0.378)         --           --   (0.267)         --           --   (0.296)         --
  Capital................       --       --          --           --       --          --           --       --          --
                           -------  -------     -------      -------  -------     -------      -------  -------     -------
  Total distributions....       --   (1.346)     (0.383)      (0.029)  (0.779)     (0.022)      (0.051)  (0.424)         --
                           -------  -------     -------      -------  -------     -------      -------  -------     -------
NET ASSET VALUE, END OF
  PERIOD.................  $13.480  $13.930     $12.300      $ 8.920  $ 9.720     $11.190      $ 9.140  $10.970     $12.640
                           =======  =======     =======      =======  =======     =======      =======  =======     =======
TOTAL RETURN(b)..........    (3.23)%   24.96%      27.07%      (7.93)%   (5.94)%      12.13%    (16.22)%   (9.71)%      26.40%
                           =======  =======     =======      =======  =======     =======      =======  =======     =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................  $52,357  $37,593     $ 6,780      $ 6,658  $ 5,653     $ 3,867      $11,448  $14,848     $ 5,140
Ratios to average net
  assets:
  Net expenses(a)........     1.00%    1.00%       1.00%        0.90%    0.90%       0.90%        0.90%    0.90%       0.90%
  Gross expenses(a)......     1.26%    1.96%       4.11%        3.34%    3.99%       5.12%        1.50%    2.44%       4.25%
  Net Investment income
    (loss)(a)............    (0.17)%   (0.26)%      (0.16)%     0.34%    0.18%       0.46%        0.31%    0.07%      (0.06)%
Portfolio turnover
  rate...................      125%     138%         51%         119%      82%         31%         263%     271%         51%

  *  Commencement of operations
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

NOTES TO FINANCIAL STATEMENTS                         SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of eighteen funds (each referred to as a "Fund" collectively as "the Funds"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are Sun Capital Money Market Fund ("Money Market Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), Sun Capital Real Estate Fund ("Real Estate Fund"), SC Davis Financial Fund ("Davis Financial Fund"), SC Davis Venture Value Fund ("Davis Venture Value Fund"), SC INVESCO Energy Fund ("INVESCO Energy Fund"), SC INVESCO Health Sciences Fund ("INVESCO Health Sciences Fund"), SC INVESCO Technology Fund ("INVESCO Technology Fund"), SC INVESCO Telecommunications Fund ("INVESCO Telecommunications Fund"), SC Neuberger Berman Mid Cap Growth Fund (" Neuberger Berman Mid Cap Growth Fund"), SC Neuberger Berman Mid Cap Value Fund (" Neuberger Berman Mid Cap Value Fund"), SC Value Equity Fund ("Value Equity Fund"), SC Value Managed Fund ("Value Managed Fund"), SC Value Mid Cap Fund ("Value Mid Cap Fund"), SC Value Small Cap Fund ("Value Small Cap Fund"), SC Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"), SC Investors Foundation Fund ("Investors Foundation Fund") and the SC Select Equity Fund ("Select Equity Fund"). Each of the Funds, other than the Real Estate Fund and the Select Equity Fund, are classified as diversified funds under the 1940 Act. INVESCO Energy Fund, INVESCO Health Sciences Fund, INVESCO Technology Fund, INVESCO Telecommunications Fund, Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Mid Cap Value Fund commenced operations on May 1, 2001.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

The Real Estate Fund, Davis Financial Fund, INVESCO Energy Fund, INVESCO Health Sciences Fund, INVESCO Technology Fund and INVESCO Telecommunications Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject each of these funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at year end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

At December 31, 2001, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

                                          EXPIRES DECEMBER 31,
                                     ------------------------------
                                       2007      2008       2009
                                     --------  --------  ----------
Money Market Fund..................  $  1,748  $    157  $       --
Davis Financial Fund...............        --        --     229,846
Davis Venture Value Fund...........        --     4,588     764,787
INVESCO Energy Fund................        --        --     318,302
INVESCO Health Sciences Fund.......        --        --     111,093
INVESCO Technology Fund............        --        --     405,194
INVESCO Telecommunications Fund....        --        --     537,588
Neuberger Berman Mid Cap Growth
 Fund..............................        --        --     414,660
Neuberger Berman Mid Cap Value
 Fund..............................        --        --     132,216
Value Mid Cap Fund.................        --        --      33,323
Blue Chip Mid Cap Fund.............        --        --   3,639,931
Investors Foundation Fund..........        --        --     462,398
Select Equity Fund.................        --        --   3,929,604

Under current tax law, certain capital losses realized after October 31 within taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2001, the following Funds elected to defer net losses arising between November 1, 2001 and December 31, 2001.

                                                      AMOUNT
                                                    ----------
Investment Grade Bond Fund........................  $  339,271
Davis Financial Fund..............................       7,414
Davis Venture Value Fund..........................   1,816,393
INVESCO Energy Fund...............................     154,917
INVESCO Health Sciences Fund......................      26,192
INVESCO Technology Fund...........................      92,485
INVESCO Telecommunications Fund...................      80,834
Neuberger Berman Mid Cap Growth Fund..............       8,299
Neuberger Berman Mid Cap Value Fund...............      15,060
Value Equity Fund.................................      60,396
Value Managed Fund................................      45,110
Blue Chip Mid Cap Fund............................     325,220
Investors Foundation Fund.........................      23,132
Select Equity Fund................................     116,014

DOLLAR ROLL TRANSACTIONS

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into "covered" rolls. A "covered" roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The proceeds of the sale

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

OPTIONS

A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may write covered put and call options and purchase put and call options for hedging or investment purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund and Investment Grade Bond Fund declare dividends daily from net investment income, if any. Each of the remaining Funds in the Trust distribute net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

During the year ended December 31, 2001, the following amounts were reclassified due to differences between book and tax accounting for paydowns, real estate investment trust income, and net operating losses. These changes had no effect on the net assets or net asset value per share of each Fund.

                                                    INCREASE (DECREASE)
                                     -------------------------------------------------
                                                 UNDISTRIBUTED
                                               (DISTRIBUTIONS IN    ACCUMULATED NET
                                     PAID IN    EXCESS OF) NET    REALIZED GAIN (LOSS)
                                     CAPITAL   INVESTMENT INCOME     ON INVESTMENTS
                                     --------  -----------------  --------------------
Investment Grade Bond Fund.........  $642,669       $     --           $(642,669)
Real Estate Fund...................        --        (50,825)             50,825
Davis Financial Fund...............        --           (444)                444
Davis Venture Value Fund...........        --         (4,112)              4,112
INVESCO Energy Fund................      (206)           201                   5
INVESCO Health Sciences Fund.......   (20,445)        19,826                 619
INVESCO Technology Fund............   (21,004)        21,004                  --
INVESCO Telecommunications Fund....    (2,047)           253               1,794
Neuberger Berman Mid Cap Growth
 Fund..............................   (10,978)        10,978                  --
Neuberger Berman Mid Cap Value
 Fund..............................      (590)           (72)                662
Value Equity Fund..................      (136)           123                  13
Value Managed Fund.................       (48)            45                   3
Value Mid Cap Fund.................    (2,373)        (3,461)              5,834
Value Small Cap Fund...............        --         13,967             (13,967)
Blue Chip Mid Cap Fund.............   (87,198)        87,156                  42
Investors Foundation Fund..........       (63)            63                  --
Select Equity Fund.................        --         (2,441)              2,441

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

Sun Capital Advisers, Inc. (the "Adviser") is the investment adviser to the Money Market Fund, Investment Grade Bond Fund, and Real Estate Fund under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund under separate investment advisory agreements with the Trust dated August 27, 1999. The Adviser is the investment adviser to the Davis Financial Fund, Davis Venture Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund under separate investment advisory agreements with the Trust dated May 1, 2000. The Adviser is the investment adviser to the INVESCO Energy Fund, INVESCO Health Sciences Fund, INVESCO Technology Fund, INVESCO Telecommunications Fund, Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Mid Cap Value Fund under separate investment advisory agreements with the Trust dated May 1, 2001. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), ("Sun Life (U.S.)") which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life of Canada"). Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), a holding company, is the ultimate parent of Sun Life of Canada and the Adviser. The Adviser has retained Wellington Management Company LLP at its own cost, as subadviser for Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund, Davis Selected Advisers L.P., as subadviser for the Davis Financial Fund, and the Davis Venture Value Fund, OpCap Advisors, as subadviser for the Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund, INVESCO Funds Group, Inc., as subadviser for the INVESCO Energy

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Fund, INVESCO Health Sciences Fund, INVESCO Technology Fund, and INVESCO Telecommunications Fund, and Neuberger Berman Management Inc., as subadviser for the Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Mid Cap Value Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

                                                                  ADVISORY
                                          DAILY NET ASSETS            FEE
Money Market Fund                     All                            0.50%

Investment Grade Bond Fund            All                            0.60%

Real Estate Fund                      All                            0.95%

Davis Financial Fund                  $0-$500 million                0.75%
Davis Venture Value Fund              over $500 million              0.70%

INVESCO Energy Fund                   $0-$750 million                1.05%
INVESCO Health Sciences Fund          over $750 million              1.00%
INVESCO Technology Fund
INVESCO Telecommunications Fund

Neuberger Berman Mid Cap Growth Fund  $0-$750 million                0.95%
Neuberger Berman Mid Cap Value Fund   over $750 million              0.90%

Value Equity Fund                     $0-$400 million                0.80%
Value Managed Fund                    $400 million-$800 million      0.75%
Value Mid Cap Fund                    over $800 million              0.70%
Value Small Cap Fund

Blue Chip Mid Cap Fund                $0-$300 million                0.80%
                                      over $300 million              0.75%

Investors Foundation Fund             $0-$300 million                0.75%
Select Equity Fund                    over $300 million              0.70%

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

LIMITATIONS

The Adviser has voluntarily agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to:

                                                    TOTAL OPERATING EXPENSE
                                                    -----------------------
Money Market Fund.................................            0.65%
Investment Grade Bond Fund........................            0.75%
Real Estate Fund..................................            1.25%
Davis Financial Fund..............................            0.90%
Davis Venture Value Fund..........................            0.90%
INVESCO Energy Fund...............................            1.25%
INVESCO Health Sciences Fund......................            1.25%
INVESCO Technology Fund...........................            1.25%
INVESCO Telecommunications Fund...................            1.25%
Neuberger Berman Mid Cap Growth Fund..............            1.10%
Neuberger Berman Mid Cap Value Fund...............            1.10%
Value Equity Fund.................................            0.90%
Value Managed Fund................................            0.90%
Value Mid Cap Fund................................            1.00%
Value Small Cap Fund..............................            1.00%
Blue Chip Mid Cap Fund............................            1.00%
Investors Foundation Fund.........................            0.90%
Select Equity Fund................................            0.90%

The Adviser has voluntarily agreed to maintain the above limits for an indefinite period of time. For the year ended December 31, 2001, the Adviser did not impose all or part of its advisory fee and reimbursed the Funds for operating expenses in the following amounts:

                                                        EXPENSES
                                          FEES WAIVED  REIMBURSED
                                          -----------  ----------
Money Market Fund.......................   $ 74,154     $     --
Investment Grade Bond Fund..............    117,935           --
Real Estate Fund........................     99,105           --
Davis Financial Fund....................     53,497       75,978
Davis Venture Value Fund................    129,313           --
INVESCO Energy Fund.....................     23,926       67,031
INVESCO Health Sciences Fund............     38,228       57,836
INVESCO Technology Fund.................     23,534       79,773
INVESCO Telecommunications Fund.........     14,843       92,465
Neuberger Berman Mid Cap Growth Fund....     19,788       78,865
Neuberger Berman Mid Cap Value Fund.....     15,452       88,192
Value Equity Fund.......................     38,033      107,729
Value Managed Fund......................     29,392      109,656
Value Mid Cap Fund......................    132,033           --
Value Small Cap Fund....................    102,828       33,733
Blue Chip Mid Cap Fund..................    133,879           --
Investors Foundation Fund...............     47,034      105,943
Select Equity Fund......................    133,701           --

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

To the extent that a Fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent Trustee of the Trust. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life (U.S.) or Sun Life of Canada, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life (U.S.) or Sun Life of Canada. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life (U.S.) or Sun Life of Canada.

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended December 31, 2001 were as follows:

                                   NON-                      NON-
                                GOVERNMENT   GOVERNMENT   GOVERNMENT   GOVERNMENT
                                 PURCHASES    PURCHASES      SALES        SALES
                                -----------  -----------  -----------  -----------
Investment Grade Bond Fund....  $54,226,556  $36,682,678  $31,324,227  $19,696,625
Real Estate Fund..............   12,877,381           --    5,539,755           --
Davis Financial Fund..........    7,320,750           --    2,271,105           --
Davis Venture Value Fund......   47,330,642      743,546   24,592,063      962,417
INVESCO Energy Fund*..........    6,098,135           --    2,163,507           --
INVESCO Health Sciences
 Fund*........................    9,487,885           --    2,314,913           --
INVESCO Technology Fund*......    6,616,319           --    1,804,589           --
INVESCO Telecommunications
 Fund*........................    4,116,339           --    1,030,694           --
Neuberger Berman Mid Cap
 Growth Fund*.................    6,046,116           --    1,734,429           --
Neuberger Berman Mid Cap Value
 Fund*........................    5,670,950           --    2,411,567           --
Value Equity Fund.............    7,119,723      422,962    3,131,618       81,228
Value Managed Fund............    3,362,143      300,890    1,627,831           --
Value Mid Cap Fund............   33,077,545           --   26,484,605           --
Value Small Cap Fund..........   30,626,262           --   17,107,937           --
Blue Chip Mid Cap Fund........   75,790,834           --   56,689,939           --
Investors Foundation Fund.....    8,548,516      160,024    7,179,806      121,342
Select Equity Fund............   53,408,058           --   53,069,122           --

*  For the period May 1, 2001 (commencement of operations) to December 31, 2001.

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 2001 were $567,302,790 and $495,406,870, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at December 31, 2001 were as follows:

                                                       GROSS UNREALIZED        NET UNREALIZED
                                                 ----------------------------  APPRECIATION/
                                IDENTIFIED COST  APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
                                ---------------  ------------  --------------  --------------
Money Market Fund.............   $115,798,592     $       --    $        --      $       --
Investment Grade Bond Fund....     86,279,386      1,177,012       (939,914)        237,098
Real Estate Fund..............     23,641,849      2,355,527             --       2,355,527
Davis Financial Fund..........      9,902,689        853,144       (667,468)        185,676
Davis Venture Value Fund......     32,853,275        738,819     (1,456,776)        717,957
INVESCO Energy Fund...........      3,608,844        109,157       (355,378)       (246,221)
INVESCO Health Sciences
 Fund.........................      7,178,730        527,853       (276,478)        251,375
INVESCO Technology Fund.......      4,550,386        248,579       (680,536)       (431,957)
INVESCO Telecommunications
 Fund.........................      2,900,992         33,296       (787,280)       (753,984)
Neuberger Berman Mid Cap
 Growth Fund..................      4,537,874        262,996       (231,695)         31,301
Neuberger Berman Mid Cap Value
 Fund.........................      3,343,448        195,470        (20,525)        174,945
Value Equity Fund.............      7,136,336        230,158       (445,144)       (214,986)
Value Managed Fund............      4,680,819        230,503       (198,918)         31,585
Value Mid Cap Fund............     13,559,114      1,474,935        (85,658)      1,389,277
Value Small Cap Fund..........     20,474,714      1,819,747       (459,686)      1,360,061
Blue Chip Mid Cap Fund........     48,056,816      4,598,596     (1,043,265)      3,555,331
Investors Foundation Fund.....      6,863,171        405,073       (648,987)       (243,914)
Select Equity Fund............     12,386,280             --       (571,171)       (571,171)

WRITTEN OPTION TRANSACTIONS

Transactions in written options for puts and calls for the year ended December 31, 2001 were as follows:

INVESCO Technology Fund

                                          NUMBER OF  AMOUNT OF
                                          CONTRACTS  PREMIUMS
                                          ---------  ---------
Options outstanding at beginning of
 year...................................      --     $     --
Options written.........................     237       63,804
Options expired.........................     (52)     (10,844)
Options terminated in closing purchase
 transactions...........................    (130)     (32,421)
Options exercised.......................     (13)      (3,584)
                                            ----     --------
Options outstanding at end of year......      42     $ 16,955
                                            ====     ========

INVESCO Telecommunications Fund

                                          NUMBER OF  AMOUNT OF
                                          CONTRACTS  PREMIUMS
                                          ---------  ---------
Options outstanding at beginning of
 year...................................     --       $    --
Options written.........................     14         3,322
Options terminated in closing purchase
 transactions...........................     (6)       (2,126)
                                             --       -------
Options outstanding at end of year......      8       $ 1,196
                                             ==       =======

NOTES TO FINANCIAL STATEMENTS (CONTINUED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Investors Foundation Fund

                                          NUMBER OF  AMOUNT OF
                                          CONTRACTS  PREMIUMS
                                          ---------  ---------
Options outstanding at beginning of
 year...................................      13      $ 1,261
Options written.........................      20        2,539
Options expired.........................     (13)      (1,261)
Options terminated in closing purchase
 transactions...........................     (20)      (2,539)
                                             ---      -------
Options outstanding at end of year......      --      $    --
                                             ===      =======

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2001, the following Funds paid distributions which were designated as 20% long-term capital gains dividends:

                                                     AMOUNT
                                                    --------
Investment Grade Bond Fund........................  $519,398
Real Estate Fund..................................   534,230
Value Equity Fund.................................    38,373
Value Managed Fund................................    13,890
Value Small Cap Fund..............................     3,540

INDEPENDENT AUDITORS' REPORT                          SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities of Sun Capital Money Market Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Real Estate Fund, SC Davis Financial Fund, SC Davis Venture Value Fund, SC INVESCO Energy Fund, SC INVESCO Health Sciences Fund, SC INVESCO Technology Fund, SC INVESCO Telecommunications Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Value Small Cap Fund, SC Blue Chip Mid Cap Fund, SC Investors Foundation Fund, and SC Select Equity Fund (each a portfolio of Sun Capital Advisers Trust) (the "Trust"), including the schedules of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sun Capital Money Market Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Real Estate Fund, SC Davis Financial Fund, SC Davis Venture Value Fund, SC INVESCO Energy Fund, SC INVESCO Health Sciences Fund, SC INVESCO Technology Fund, SC INVESCO Telecommunications Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Value Small Cap Fund, SC Blue Chip Mid Cap Fund, SC Investors Foundation Fund, and SC Select Equity Fund as of
December 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 8, 2002

TRUSTEES (UNAUDITED)                                  SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Each fund's business is managed by the trustees. Several of the funds' trustees are also directors and officers of Sun Life Assurance Company of Canada or the adviser. The table below provides more information about the funds' trustees.

                                                                                                 NUMBER OF
                                                                                                FUNDS WITHIN
                                                                                                FUND COMPLEX
                                                     LENGTH OF TIME  PRINCIPAL OCCUPATION PAST  OVERSEEN BY
  NAME, ADDRESS AND AGE    POSITION WITH THE TRUST       SERVED               5 YEARS             DIRECTOR
-------------------------  -----------------------   --------------  -------------------------  ------------
C. James Prieur*           Chairman, Executive       Director since  President and Chief               18
150 King Street West 6th   Vice President and        October 1998    Operating Officer, Sun
Floor                      Trustee                                   Life Assurance Company of
Toronto, Ontario M5H 1J9                                             Canada since 1999. Prior
Date of birth: April 21,                                             to that, senior vice
1951                                                                 president and general
                                                                     manager, U.S. operations,
                                                                     Sun Life Assurance
                                                                     Company of Canada, since
                                                                     1997, and vice president,
                                                                     Investments, U.S.
                                                                     operations, Sun Life
                                                                     Assurance Company of
                                                                     Canada. Chairman, since
                                                                     1998, and director, Sun
                                                                     Capital Advisers, Inc.
                                                                     since 1992.

Graham E. Jones            Trustee                   Director since  Senior vice president,            18
330 Garfield Street                                  October 1998    BGK Properties, Inc.,
Santa Fe, NM 87501                                                   since 1994.
Date of birth: January
21, 1933

                                     OTHER
                                 DIRECTORSHIPS
                                HELD OUTSIDE OF
                                   THE FUND
  NAME, ADDRESS AND AGE             COMPLEX
-------------------------  -------------------------
C. James Prieur*           Director, McLean Budden
150 King Street West 6th   Limited since 2000,
Floor                      Director, Sun Capital
Toronto, Ontario M5H 1J9   Advisers, Inc, since
Date of birth: April 21,   1998, Director, Sun Life
1951                       of Canada U.K. Holdings
                           PLC since 1999, Director,
                           Sun Life Assurance
                           Company of Canada (UK)
                           Limited since 2000,
                           Director, Sun Life
                           Assurance Company of
                           Canada (U.S.) since 1997,
                           Director, Sun Life
                           Assurance Company of
                           Canada -- U.S. Operations
                           Holdings, Inc. since
                           1997, Director, Sun Life
                           of Canada (U.S.)
                           Financial Services
                           Holdings, Inc. since
                           1997, Director, Sun Life
                           of Canada (U.S.)
                           Holdings, Inc. since
                           1997, Director, Sun Life
                           (India) AMC Investments
                           Inc. since 1999,
                           Director, Sun Life
                           (India) Distribution
                           Investments Inc. since
                           1999, Director, Sun Life
                           (India) Securities
                           Investments Inc. since
                           1999, Director, Sun Life
                           Information Services
                           Ireland Limited since
                           1998, Director, Sun Life
                           Insurance and Annuity
                           Company of New York since
                           1998, Trustee,
                           Massachusetts Financial
                           Services Company Compass
                           since 1999, Director, Sun
                           Life Financial
                           (JAPAN), Inc. since 2000,
                           Director, Newton
                           Wellesley Hospital since
                           1999, Director, Canadian
                           Opera Company since 1999,
                           Director, LIMRA
                           International since 2001
Graham E. Jones            Trustee, Weiss, Peck &
330 Garfield Street        Greer Funds (8 mutual
Santa Fe, NM 87501         funds) since 1985,
Date of birth: January     Trustee, Morgan Grenfell
21, 1933                   Investment Trust (12
                           mutual funds) since 1993

TRUSTEES (UNAUDITED) (CONTINUED)                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     OTHER                                                       NUMBER OF
                                 DIRECTORSHIPS                                                  FUNDS WITHIN
                                HELD OUTSIDE OF                                                 FUND COMPLEX
                                   THE FUND          LENGTH OF TIME  PRINCIPAL OCCUPATION PAST  OVERSEEN BY
  NAME, ADDRESS AND AGE    POSITION COMPLEXE TRUST       SERVED               5 YEARS             DIRECTOR
-------------------------  ------------------------- --------------  -------------------------  ------------
Anthony C. Paddock         Trustee                   Director since  Managing Director, Empire         18
350 Fifth Street, Suite                              October 1998    Valuation Consultants,
5513                                                                 Inc., since 1996.
New York, NY 10118                                                   President, AC Paddock &
Date of birth: July 9,                                               Associates, since 1996.
1935                                                                 Prior to that, principal,
                                                                     KPMG Peat Marwick from
                                                                     1987-96.

William N. Searcy, Jr.     Trustee                   Director since  Pension and savings trust         18
2330 Shawnee Mission                                 October 1998    officer, Sprint Corp.,
Parkway                                                              since 1989.
Westwood, KS 66205
Date of birth: September
3, 1946

James M.A. Anderson*       President, Chief          Director since  Vice president,                   18
One Sun Life Executive     Executive Officer and     October 1998    Investments, U.S.
Park                       Trustee                                   operations, Sun Life
Wellesley Hills, MA 02481                                            Assurance Company of
Date of birth: September                                             Canada, since 1998. Prior
14, 1949                                                             to that, vice president,
                                                                     Securities Investments,
                                                                     Canada operations, Sun
                                                                     Life Assurance Company of
                                                                     Canada, 1995-98. Chief
                                                                     Investment Officer since
                                                                     2000, and president and
                                                                     director, Sun Capital
                                                                     Advisers, Inc.,
                                                                     1998-2000.

Anthony C. Paddock
350 Fifth Street, Suite
5513
New York, NY 10118
Date of birth: July 9,
1935

William N. Searcy, Jr.     Trustee, Morgan Grenfell
2330 Shawnee Mission       Investment Trust (12
Parkway                    mutual funds) since 1993
Westwood, KS 66205
Date of birth: September
3, 1946
James M.A. Anderson*       Director, Sun Capital
One Sun Life Executive     Advisers, Inc. since
Park                       1998, Director, Sun
Wellesley Hills, MA 02481  Benefit Services
Date of birth: September   Company, Inc. since 1998,
14, 1949                   Director, Sun Life of
                           Canada (U.S.)
                           Distributors, Inc. since
                           1998, Director, Clarendon
                           Insurance Agency Inc.
                           since 1998, Director, Sun
                           Life of Canada (U.S.)
                           Holdings, Inc. since
                           1997, Director, Sun Life
                           Assurance Company of
                           Canada (U.S.) Operations
                           Holdings, Inc. since
                           1997, Director, Sun Life
                           of Canada (U.S.)
                           Financial Services
                           Holdings, Inc. since
                           1997, Director, Sun
                           Canada Financial Co.
                           since 1997

* An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

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
                                                      SUN CAPITAL ADVISERS TRUST

--------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                          ANTHONY C. PADDOCK, TRUSTEE
                        WILLIAM N. SEARCY, JR., TRUSTEE
             C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                       JAMES F. ALBAN, TREASURER AND CFO
                      SUSAN J. WALSH, ASSISTANT TREASURER
                      DAVEY S. SCOON, ASSISTANT TREASURER
                         RICHARD GORDON, VICE PRESIDENT
                        HOWARD C. GREENE, VICE PRESIDENT
                        JOHN T. DONNELLY, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY

                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                          ONE SUN LIFE EXECUTIVE PARK
                           WELLESLEY HILLS, MA 02481

                              INDEPENDENT AUDITORS
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                                BOSTON, MA 02116

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                       STATE STREET BANK & TRUST COMPANY
                              225 FRANKLIN STREET
                                BOSTON, MA 02110

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.